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                                                    Prospectus dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Venture Vantage(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) Variable Annuity Contract for the name of your issuing Company. Effective April 3, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
500 Index Trust(1)
Active Bond Trust(1)
All Cap Core Trust(1)
All Cap Growth Trust(1)
All Cap Value Trust(1)
American Asset Allocation Trust(2)
American Blue Chip Income & Growth Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(3)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust

JOHN HANCOCK TRUST
Core Balanced Trust
Core Bond Trust(1)
Core Disciplined Diversification
Core Fundamental Holdings
Core Global Diversification
Core Strategy Trust(4)
Disciplined Diversification Trust
Emerging Small Company Trust(1)
Equity-Income Trust(5)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(6)
Global Trust(1)
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust A(1)
International Opportunities Trust
International Small Cap Trust


JOHN HANCOCK TRUST
International Value Trust
Investment Quality Bond Trust
Large Cap Trust(1)
Large Cap Value Trust(1)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust(1)
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Value Trust(1, 7)
Money Market Trust
Natural Resources Trust
Optimized All Cap Trust(1)
Optimized Value Trust(1)
Overseas Equity Trust(1)
Pacific Rim Trust
Real Estate Securities Trust
Real Return Bond Trust(1)
Science & Technology Trust
Small Cap Growth Trust(8)
Small Cap Index Trust(1)


JOHN HANCOCK TRUST
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust(9)
Strategic Bond Trust
Strategic Income Trust(1)
Total Return Trust
Total Stock Market Index Trust(1)
U.S. Government Securities Trust
U.S. High Yield Bond Trust(1)
Utilities Trust(1)
Value Trust

BLACKROCK VARIABLE SERIES FUNDS, INC.(10)
BlackRock Basic Value V. I. Fund
BlackRock Value Opportunities V. I. Fund
BlackRock Global Allocation V. I. Fund

PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio

(1) Not available with Venture Vantage(R) Contracts issued on or after May 1, 2006.

(2)  Successor to "Income & Value Trust."

(3)  Successor to "U.S. Large Cap Trust."

(4)  Formerly "Index Allocation Trust."

(5)  Successor to "Classic Value Trust."

(6)  Successor to "Core Equity Trust" and "U.S. Core Trust."

(7)  Successor to "Mid Cap Value Trust."

(8)  Successor to "Emerging Growth Trust," and "Small Cap Trust."

(9)  Successor to "Small Company Trust."

(10) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(617) 663-3000 or
(800) 344-1029

MAILING ADDRESS
Post Office Box 9505
Portsmouth, NH 03802-9505
www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER
164 Corporate Drive
Portsmouth, NH 03801-6815
(877) 391-3748 or
(800) 551-2078

MAILING ADDRESS
Post Office Box 9506
Portsmouth, NH 03802-9506
www.jhannuitiesnewyork.com


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                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.............................................      1
II. OVERVIEW.............................................................      5
III. FEE TABLES..........................................................     10
   EXAMPLES..............................................................     13
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS............................................................     20
   THE COMPANIES.........................................................     20
   THE SEPARATE ACCOUNTS.................................................     20
   THE PORTFOLIOS........................................................     21
   VOTING INTEREST.......................................................     34
V. DESCRIPTION OF THE CONTRACT...........................................     35
   ELIGIBLE PLANS........................................................     35
      Eligibility Restrictions...........................................     35
   ELIGIBLE GROUPS.......................................................     35
   ACCUMULATION PERIOD PROVISIONS........................................     35
      Purchase Payments..................................................     35
      Payment Enhancements...............................................     36
      Accumulation Units.................................................     38
      Value of Accumulation Units........................................     38
      Net Investment Factor..............................................     38
      Transfers Among Investment Options.................................     39
      Maximum Number of Investment Options...............................     40
      Telephone and Electronic Transactions..............................     40
      Special Transfer Services - Dollar Cost Averaging Program..........     40
      Special Transfer Services - Asset Rebalancing Program..............     41
      Secure Principal Program...........................................     41
      Withdrawals........................................................     41
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals.....................................................     42
      Special Withdrawal Services - The Income Plan......................     42
      Special Withdrawal Services - The Income Made Easy Program.........     43
      Optional Guaranteed Minimum Withdrawal Benefits....................     43
      Death Benefit During Accumulation Period...........................     43
      Optional Enhanced Death Benefits...................................     45
   PAY-OUT PERIOD PROVISIONS.............................................     46
      General............................................................     46
      Annuity Options....................................................     46
      Determination of Amount of the First Variable Annuity Payment......     49
      Annuity Units and the Determination of Subsequent Variable
         Annuity Payments................................................     50
      Transfers During Pay-out Period....................................     50
      Death Benefit During the Pay-Out Period............................     50
      Optional Guaranteed Minimum Income Benefit.........................     50
   OTHER CONTRACT PROVISIONS.............................................     51
      Right to Review....................................................     51
      Ownership..........................................................     51
      Annuitant..........................................................     52
      Beneficiary........................................................     52
      Modification.......................................................     52
      Our Approval.......................................................     53
      Misstatement and Proof of Age, Sex or Survival.....................     53
   FIXED INVESTMENT OPTIONS..............................................     53
VI. CHARGES AND DEDUCTIONS...............................................     55
   WITHDRAWAL CHARGES....................................................     55
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
         Nursing Home....................................................     56
   ANNUAL CONTRACT FEE...................................................     56
   ASSET-BASED CHARGES...................................................     56
      Daily Administration Fee...........................................     57
      Mortality and Expense Risks Fee....................................     57
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS....................     57
   PREMIUM TAXES.........................................................     58
VII. FEDERAL TAX MATTERS.................................................     59
   INTRODUCTION..........................................................     59
   OUR TAX STATUS........................................................     59
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS..........................     59
   CHARITABLE REMAINDER TRUSTS...........................................     59
   NONQUALIFIED CONTRACTS................................................     60
      Undistributed Gains................................................     60
      Taxation of Annuity Payments.......................................     60
      Surrenders, Withdrawals and Death Benefits.........................     60
      Taxation of Death Benefit Proceeds.................................     60
      Penalty Tax on Premature Distributions.............................     61
      Puerto Rico Nonqualified Contracts.................................     61
      Diversification Requirements.......................................     61
      Exchanges of Annuity Contracts.....................................     62
   QUALIFIED CONTRACTS...................................................     62
      Required Minimum Distributions.....................................     63
      Penalty Tax on Premature Distributions.............................     64
      Rollovers and Transfers............................................     64
      Section 403(b) Qualified Plans.....................................     65
      Puerto Rico Contracts Issued to Fund Retirement Plans..............     66
   SEE YOUR OWN TAX ADVISOR..............................................     66
VIII. GENERAL MATTERS....................................................     67
   ASSET ALLOCATION SERVICES.............................................     67
   DISTRIBUTION OF CONTRACTS.............................................     67
      Standard Compensation..............................................     67
      Revenue Sharing and Additional Compensation........................     67
      Differential Compensation..........................................     68
      Contracts Sold Directly Without Payment of Any Sales Compensation..     68
   CONFIRMATION STATEMENTS...............................................     69
   REINSURANCE ARRANGEMENTS..............................................     69
   STATEMENTS OF ADDITIONAL INFORMATION..................................     69
      Financial Statements...............................................     69
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.................    A-1
APPENDIX B: QUALIFIED PLAN TYPES.........................................    B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.............................    C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS..............    D-1
   GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      RIDERS.............................................................    D-1
   FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES.........................   D-10
   FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES....   D-16
   FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES
      RIDERS.............................................................   D-24
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT...................    E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...........................    U-1

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                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service center, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.


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CONTRACT: The fixed and variable annuity contract described by this Prospectus.
If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


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LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and Appendix E: "Optional Guaranteed Minimum Income Benefit" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.


                                       3

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WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and us. "Deferred" means payments by the Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. The Prospectus primarily describes features of the Venture Vantage(R) Contract issued by John Hancock USA (available October 1993 - April 3, 2009, subject to state availability), and the Venture Vantage(R) Contract issued by John Hancock NY (available November 12, 2007 - April 3, 2009). The Prospectus also describes certain older versions of the Contract issued by John Hancock USA (i.e., those we issued from November 1986 until October 1993). The principal differences between the more recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT IS A PAYMENT ENHANCEMENT?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To receive a higher percentage than that based on the cumulative amount of your Purchase Payments, you must provide satisfactory evidence that your total Purchase Payments within 13 months of the issue date will be enough to justify the higher percentage. If your total Purchase Payments during the 13-month period do not equal or exceed the amount approved, we reserve the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

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HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay at least $10,000 to purchase a Contract. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options as shown on the first page of this Prospectus. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio's prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct, see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a diversified investment strategy (see "Portfolio Investment Objectives and Strategies" beginning on page 22). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

     -    Guaranteed Earnings Multiplier Death Benefit;

     -    Triple Protection Death Benefit; and

     -    Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

     -    Income Plus For Life 12.08;*

     -    Income Plus For Life - Joint Life 12.08;*

     -    Income Plus For Life (Quarterly Step-Up Review);*

     -    Income Plus For Life - Joint Life (Quarterly Step-Up Review);*

     -    Income Plus For Life (Annual Step-Up Review); *

     -    Income Plus For Life - Joint Life (Annual Step-Up Review);*

     -    Principal Plus;

     -    Principal Plus for Life;

     -    Principal Plus for Life Plus Automatic Annual Step-Up;

     -    Principal Plus for Life Plus Spousal Protection.


* We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefit

     -    Guaranteed Retirement Income Programs - offered by John Hancock USA;

     -    Guaranteed Retirement Income Programs - offered by John Hancock New
          York.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans and Payment Enhancements) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vantage(R) Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE(2)
(as percentage of Purchase Payments)
   First Year                          8.5%
   Second Year                         8.5%
   Third Year                            8%
   Fourth Year                           7%
   Fifth Year                            6%
   Sixth Year                            5%
   Seventh Year                          4%
   Eighth Year                           3%
   Ninth Year                            2%
   Thereafter                            0%
TRANSFER FEE(3)
   Maximum Fee                        $ 25
   Current Fee                        $  0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES





                                                                CONTRACTS   CONTRACTS
                                                   CONTRACTS      ISSUED      ISSUED     CONTRACTS       CONTRACTS
                                                     ISSUED     1/29/2001    5/6/2003      ISSUED         ISSUED
                                                    PRIOR TO        TO         TO        5/2/2005 TO    5/1/2006 TO
                                                   1/29/2001     5/5/2003    5/1/2005     4/30/2006      4/3/2009
                                                  -----------   ---------   ---------   ------------   ------------
ANNUAL CONTRACT FEE(1)                              $  40          $40         $40           $40           $40
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee                      1.25%        1.25%       1.25%         1.25%         1.25%
Daily Administration Fee (asset based)               0.30%        0.30%       0.30%         0.30%         0.30%
                                                     ----         ----        ----          ----          ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES (With No
Optional Riders Reflected)                           1.55%        1.55%       1.55%         1.55%         1.55%
OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Annual Step-Up Death Benefit Fee                     0.20%        0.05%       0.20%         0.20%         0.20%
Guaranteed Earnings Multiplier Fee                not offered     0.20%       0.20%         0.20%      not offered
                                                  -----------     ----        ----          ----       -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)
(With Annual Step-Up Death Benefit Fee and           1.75%        1.80%       1.95%         1.95%         1.75%
Guaranteed Earnings Multiplier Fee Reflected)


(1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee.

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

                              INCOME                                  INCOME
                             PLUS FOR                                 PLUS FOR
                              LIFE -                                   LIFE -     INCOME PLUS
                            JOINT LIFE   INCOME PLUS   INCOME PLUS   JOINT LIFE    FOR LIFE -
                             (ANNUAL      FOR LIFE      FOR LIFE     (QUARTERLY    JOINT LIFE
                              STEP-UP     (QUARTERLY    (QUARTERLY     STEP-UP     (QUARTERLY   INCOME PLUS     INCOME
              INCOME PLUS     REVIEW)      STEP-UP       STEP-UP       REVIEW)      STEP-UP       FOR LIFE     PLUS FOR
                FOR LIFE       (not        REVIEW)       REVIEW)       (issued      REVIEW)        12.08      LIFE 12.08
                (ANNUAL      available     (issued      (issued in     outside     (issued in     (issued     (issued in
                STEP-UP       in New     outside New    New York)     New York)    New York)    outside New    New York)
               REVIEW)(1)    York) (1)    York) (1)        (1)           (1)          (1)        York) (1)        (1)
              -----------   ----------   -----------   -----------   ----------   -----------   -----------   ----------
Maximum Fee      1.20%         1.20%        1.20%         1.20%         1.20%        1.20%         1.20%         1.20%
Current Fee      0.60%         0.60%        0.75%         0.70%         0.75%        0.70%         0.85%         0.80%

              INCOME PLUS   INCOME PLUS
               FOR LIFE -    FOR LIFE -   PRINCIPAL
               JOINT LIFE    JOINT LIFE    PLUS FOR      PRINCIPAL
                 12.08         12.08      LIFE PLUS      PLUS FOR
                (issued      (issued in   AUTOMATIC      LIFE PLUS     PRINCIPAL
              outside New    New York)      ANNUAL        SPOUSAL       PLUS FOR   PRINCIPAL
               York) (1)        (1)       STEP-UP(2)   PROTECTION(3)    LIFE(4)      PLUS(5)
              -----------   -----------   ----------   -------------   ---------   ---------
Maximum Fee      1.20%         1.20%        1.20%         1.20%         0.75%         0.75%
Current Fee      0.85%         0.80%        0.70%         0.65%         0.40%         0.30%

Optional Guaranteed Retirement Income Programs
(as a percentage of Income Base)
   Guaranteed Retirement Income Program II       Contracts issued 1/29/2001 - 12/30/2002
                                                                 0.45%
Optional Triple Protection Death Benefit(6)      Contracts issued 12/2003 - 12/2004
   (as a percentage of Triple Protection Death
   Benefit)                                                      0.50%

(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

(2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

(3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(6) This optional benefit could not be purchased if you elected to purchase Principal Plus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    MINIMUM(1)   MAXIMUM
-----------------------------------------                    ----------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other           0.74%      1.62%
expenses for Contracts issued on and after May 13, 2002
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other           0.54%      1.62%
expenses for Contracts issued prior to May 13, 2002

(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage(R) Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage(R) Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Trust.


VENTURE VANTAGE(R) CONTRACTS. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit and Income Plus For Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 Example 1. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------     ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                 $1,245    $2,165    $2,978    $5,055
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                $  467    $1,429    $2,426    $5,055

 Example 2. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

JOHN HANCOCK USA                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------     ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                 $1,243    $2,152    $2,945    $4,936
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                $  465    $1,415    $2,392    $4,936

The next example assumes that you invest $10,000 in a currently offered Venture Vantage(R) Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 Example 3. Minimum Portfolio operating expenses - Venture Vantage(R) Contract with no optional Riders

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------     ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                 $1,023    $1,508    $1,839    $2,647
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                $  235    $  724    $1,239    $2,647

PREVIOUSLY ISSUED VENTURE VANTAGE(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture Vantage(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 4 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  Example 4. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders (issued before May 13, 2002)

JOHN HANCOCK USA                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                                  ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                        $1,172    $1,950    $2,608    $4,241
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                        $  395    $1,202    $2,036    $4,241

Example 5 also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest in a Contract with no optional Riders. This example also assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  Example 5. Minimum Portfolio operating expenses -Venture Vantage(R) Contract with no optional Riders (issued before May 13, 2002)

JOHN HANCOCK USA                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                  $1,003    $1,450    $1,733    $2,434
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                      $  214    $  661    $1,133    $2,434

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLE. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST FUND IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATION ON OR AFTER MAY 13, 2002).

Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

                                                  DISTRIBUTION
                                                      AND                    ACQUIRED       TOTAL
                                                     SERVICE                PORTFOLIO       ANNUAL        CONTRACTUAL        NET
                                     MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                         FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
500 INDEX(3, 4)
Series I                                0.46%         0.05%        0.03%      0.00%         0.54%            0.00%          0.54%
Series II                               0.46%         0.25%        0.03%      0.00%         0.74%            0.00%          0.74%
ACTIVE BOND(3)
Series I                                0.60%         0.05%        0.04%      0.00%         0.69%            0.00%          0.69%
Series II                               0.60%         0.25%        0.04%      0.00%         0.89%            0.00%          0.89%
ALL CAP CORE(3)
Series I                                0.77%         0.05%        0.05%      0.00%         0.87%            0.00%          0.87%
Series II                               0.77%         0.25%        0.05%      0.00%         1.07%            0.00%          1.07%
ALL CAP GROWTH(3)
Series I                                0.85%         0.05%        0.10%      0.00%         1.00%            0.00%          1.00%
Series II                               0.85%         0.25%        0.10%      0.00%         1.20%            0.00%          1.20%
ALL CAP VALUE(3)
Series I                                0.85%         0.05%        0.09%      0.00%         0.99%            0.00%          0.99%
Series II                               0.85%         0.25%        0.09%      0.00%         1.19%            0.00%          1.19%
AMERICAN FUNDAMENTAL
   HOLDINGS(5, 6)
Series II                               0.05%         0.75%        0.04%      0.40%         1.24%           -0.05%          1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(5, 6)
Series II                               0.05%         0.75%        0.04%      0.63%         1.47%           -0.05%          1.42%
BLUE CHIP GROWTH(3, 7)
Series I                                0.81%         0.05%        0.04%      0.00%         0.90%            0.00%          0.90%
Series II                               0.81%         0.25%        0.04%      0.00%         1.10%            0.00%          1.10%
CAPITAL APPRECIATION(3)
Series I                                0.72%         0.05%        0.04%      0.00%         0.81%            0.00%          0.81%
Series II                               0.72%         0.25%        0.04%      0.00%         1.01%            0.00%          1.01%
CAPITAL APPRECIATION
   VALUE(3, 7, 8)
Series II                               0.95%         0.25%        0.15%      0.00%         1.35%            0.00%          1.35%
CORE ALLOCATION(5, 9)
Series II                               0.05%         0.25%        0.07%      0.85%         1.22%           -0.05%          1.17%
CORE ALLOCATION PLUS(3, 8)
Series II                               0.92%         0.25%        0.22%      0.00%         1.39%            0.00%          1.39%
CORE BALANCED(5, 9)
Series II                               0.05%         0.25%        0.07%      0.79%         1.16%           -0.05%          1.11%
CORE BOND(3, 8)
Series II                               0.64%         0.25%        0.07%      0.00%         0.96%            0.00%          0.96%
CORE DISCIPLINED
   DIVERSIFICATION(5, 9)
Series II                               0.05%         0.25%        0.07%      0.63%         1.00%           -0.05%          0.95%
CORE FUNDAMENTAL HOLDINGS(5, 9)
Series II                               0.05%         0.55%        0.05%      0.41%         1.06%           -0.05%          1.01%

                                                  DISTRIBUTION
                                                      AND                    ACQUIRED       TOTAL
                                                     SERVICE                PORTFOLIO       ANNUAL        CONTRACTUAL        NET
                                     MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                         FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
CORE GLOBAL DIVERSIFICATION(5, 9)
Series II                               0.05%         0.55%        0.05%      0.42%         1.07%           -0.05%          1.02%
CORE STRATEGY(10)
Series II                               0.05%         0.25%        0.05%      0.52%         0.87%           -0.08%          0.79%
DISCIPLINED DIVERSIFICATION(3, 11)
Series II                               0.80%         0.25%        0.19%      0.00%         1.24%           -0.29%          0.95%
EMERGING SMALL COMPANY(3)
Series I                                0.97%         0.05%        0.08%      0.00%         1.10%            0.00%          1.10%
Series II                               0.97%         0.25%        0.08%      0.00%         1.30%            0.00%          1.30%
EQUITY-INCOME(3, 7)
Series I                                0.81%         0.05%        0.05%      0.00%         0.91%            0.00%          0.91%
Series II                               0.81%         0.25%        0.05%      0.00%         1.11%            0.00%          1.11%
FINANCIAL SERVICES(3)
Series I                                0.82%         0.05%        0.08%      0.00%         0.95%            0.00%          0.95%
Series II                               0.82%         0.25%        0.08%      0.00%         1.15%            0.00%          1.15%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(12)
Series II                               0.04%         0.25%        0.04%      0.83%         1.16%           -0.05%          1.11%
FUNDAMENTAL VALUE(3)
Series I                                0.76%         0.05%        0.05%      0.00%         0.86%            0.00%          0.86%
Series II                               0.76%         0.25%        0.05%      0.00%         1.06%            0.00%          1.06%
GLOBAL(3, 8, 13, 14)
Series I                                0.81%         0.05%        0.11%      0.00%         0.97%           -0.01%          0.96%
Series II                               0.81%         0.25%        0.11%      0.00%         1.17%           -0.01%          1.16%
GLOBAL ALLOCATION(3, 8)
Series I                                0.85%         0.05%        0.10%      0.05%         1.05%            0.00%          1.05%
Series II                               0.85%         0.25%        0.10%      0.05%         1.25%            0.00%          1.25%
GLOBAL BOND(3, 8)
Series I                                0.70%         0.05%        0.10%      0.00%         0.85%            0.00%          0.85%
Series II                               0.70%         0.25%        0.10%      0.00%         1.05%            0.00%          1.05%
HEALTH SCIENCES(3, 7, 8)
Series I                                1.05%         0.05%        0.08%      0.00%         1.18%            0.00%          1.18%
Series II                               1.05%         0.25%        0.08%      0.00%         1.38%            0.00%          1.38%
HIGH INCOME(3)
Series II                               0.67%         0.25%        0.07%      0.00%         0.99%            0.00%          0.99%
HIGH YIELD(3)
Series I                                0.66%         0.05%        0.06%      0.00%         0.77%            0.00%          0.77%
Series II                               0.66%         0.25%        0.06%      0.00%         0.97%            0.00%          0.97%
INTERNATIONAL CORE(3, 8)
Series I                                0.89%         0.05%        0.14%      0.00%         1.08%            0.00%          1.08%
Series II                               0.89%         0.25%        0.14%      0.00%         1.28%            0.00%          1.28%
INTERNATIONAL EQUITY INDEX
   A(3, 4, 15)
Series I                                0.53%         0.05%        0.05%      0.00%         0.63%            0.00%          0.63%
Series II                               0.53%         0.25%        0.05%      0.00%         0.83%            0.00%          0.83%
INTERNATIONAL OPPORTUNITIES(3, 8)
Series II                               0.87%         0.25%        0.13%      0.00%         1.25%            0.00%          1.25%
INTERNATIONAL SMALL CAP(3, 8)
Series I                                0.94%         0.05%        0.16%      0.00%         1.15%            0.00%          1.15%
Series II                               0.94%         0.25%        0.16%      0.00%         1.35%            0.00%          1.35%
INTERNATIONAL VALUE(3, 8, 13)
Series I                                0.81%         0.05%        0.14%      0.00%         1.00%           -0.02%          0.98%
Series II                               0.81%         0.25%        0.14%      0.00%         1.20%           -0.02%          1.18%
INVESTMENT QUALITY BOND(3)
Series I                                0.59%         0.05%        0.09%      0.00%         0.73%            0.00%          0.73%
Series II                               0.59%         0.25%        0.09%      0.00%         0.93%            0.00%          0.93%
LARGE CAP(3)
Series I                                0.72%         0.05%        0.03%      0.00%         0.80%            0.00%          0.80%
Series II                               0.72%         0.25%        0.03%      0.00%         1.00%            0.00%          1.00%
LARGE CAP VALUE(3)
Series II                               0.81%         0.25%        0.05%      0.00%         1.11%            0.00%          1.11%
LIFESTYLE AGGRESSIVE(16)
Series I                                0.04%         0.05%        0.04%      0.86%         0.99%            0.00%          0.99%
Series II                               0.04%         0.25%        0.04%      0.86%         1.19%            0.00%          1.19%

                                                  DISTRIBUTION
                                                      AND                    ACQUIRED       TOTAL
                                                     SERVICE                PORTFOLIO       ANNUAL        CONTRACTUAL        NET
                                     MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                         FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
LIFESTYLE BALANCED(16)
Series I                                0.04%         0.05%        0.03%      0.76%         0.88%            0.00%          0.88%
Series II                               0.04%         0.25%        0.03%      0.76%         1.08%            0.00%          1.08%
LIFESTYLE CONSERVATIVE(16)
Series I                                0.04%         0.05%        0.03%      0.71%         0.83%            0.00%          0.83%
Series II                               0.04%         0.25%        0.03%      0.71%         1.03%            0.00%          1.03%
LIFESTYLE GROWTH(16)
Series I                                0.04%         0.05%        0.03%      0.76%         0.88%            0.00%          0.88%
Series II                               0.04%         0.25%        0.03%      0.76%         1.08%            0.00%          1.08%
LIFESTYLE MODERATE(16)
Series I                                0.04%         0.05%        0.03%      0.74%         0.86%            0.00%          0.86%
Series II                               0.04%         0.25%        0.03%      0.74%         1.06%            0.00%          1.06%
MID CAP INDEX(3, 4)
Series I                                0.47%         0.05%        0.03%      0.00%         0.55%            0.00%          0.55%
Series II                               0.47%         0.25%        0.03%      0.00%         0.75%            0.00%          0.75%
MID CAP INTERSECTION(3)
Series II                               0.87%         0.25%        0.06%      0.00%         1.18%            0.00%          1.18%
MID CAP STOCK(3)
Series I                                0.84%         0.05%        0.05%      0.00%         0.94%            0.00%          0.94%
Series II                               0.84%         0.25%        0.05%      0.00%         1.14%            0.00%          1.14%
MID VALUE(3, 7)
Series I                                0.98%         0.05%        0.10%      0.00%         1.13%            0.00%          1.13%
Series II                               0.98%         0.25%        0.10%      0.00%         1.33%            0.00%          1.33%
MONEY MARKET(3)
Series I                                0.47%         0.05%        0.06%      0.00%         0.58%            0.00%          0.58%
Series II                               0.47%         0.25%        0.06%      0.00%         0.78%            0.00%          0.78%
NATURAL RESOURCES(3)
Series II                               1.00%         0.25%        0.08%      0.00%         1.33%            0.00%          1.33%
OPTIMIZED ALL CAP(3)
Series II                               0.68%         0.25%        0.06%      0.00%         0.99%            0.00%          0.99%
OPTIMIZED VALUE(3)
Series II                               0.65%         0.25%        0.05%      0.00%         0.95%            0.00%          0.95%
OVERSEAS EQUITY(3, 8)
Series II                               0.98%         0.25%        0.14%      0.00%         1.37%            0.00%          1.37%
PACIFIC RIM(3, 8)
Series I                                0.80%         0.05%        0.25%      0.00%         1.10%            0.00%          1.10%
Series II                               0.80%         0.25%        0.25%      0.00%         1.30%            0.00%          1.30%
REAL ESTATE SECURITIES(3)
Series I                                0.70%         0.05%        0.05%      0.00%         0.80%            0.00%          0.80%
Series II                               0.70%         0.25%        0.05%      0.00%         1.00%            0.00%          1.00%
REAL RETURN BOND(3, 8, 17)
Series II                               0.68%         0.25%        0.06%      0.00%         0.99%            0.00%          0.99%
SCIENCE AND TECHNOLOGY(3, 7, 8)
Series I                                1.05%         0.05%        0.07%      0.00%         1.17%            0.00%          1.17%
Series II                               1.05%         0.25%        0.07%      0.00%         1.37%            0.00%          1.37%
SMALL CAP GROWTH(3)
Series I                                1.06%         0.05%        0.08%      0.00%         1.19%            0.00%          1.19%
Series II                               1.06%         0.25%        0.08%      0.00%         1.39%            0.00%          1.39%
SMALL CAP INDEX(3, 4)
Series I                                0.49%         0.05%        0.04%      0.00%         0.58%            0.00%          0.58%
Series II                               0.49%         0.25%        0.04%      0.00%         0.78%            0.00%          0.78%
SMALL CAP OPPORTUNITIES(3, 18)
Series I                                1.00%         0.05%        0.06%      0.00%         1.11%            0.00%          1.11%
Series II                               1.00%         0.25%        0.06%      0.00%         1.31%            0.00%          1.31%
SMALL CAP VALUE(3)
Series II                               1.06%         0.25%        0.06%      0.00%         1.37%            0.00%          1.37%
SMALL COMPANY VALUE(3, 7)
Series I                                1.02%         0.05%        0.06%      0.00%         1.13%            0.00%          1.13%
Series II                               1.02%         0.25%        0.06%      0.00%         1.33%            0.00%          1.33%
STRATEGIC BOND(3, 8)
Series I                                0.67%         0.05%        0.06%      0.00%         0.78%            0.00%          0.78%
Series II                               0.67%         0.25%        0.06%      0.00%         0.98%            0.00%          0.98%

                                                  DISTRIBUTION
                                                      AND                    ACQUIRED       TOTAL
                                                     SERVICE                PORTFOLIO       ANNUAL        CONTRACTUAL        NET
                                     MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                         FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
STRATEGIC INCOME(3)
Series II                               0.69%         0.25%        0.08%      0.00%         1.02%            0.00%          1.02%
TOTAL RETURN(3, 17)
Series I                                0.69%         0.05%        0.06%      0.00%         0.80%            0.00%          0.80%
Series II                               0.69%         0.25%        0.06%      0.00%         1.00%            0.00%          1.00%
TOTAL STOCK MARKET INDEX(3, 4)
Series I                                0.49%         0.05%        0.04%      0.00%         0.58%            0.00%          0.58%
Series II                               0.49%         0.25%        0.04%      0.00%         0.78%            0.00%          0.78%
U.S. GOVERNMENT SECURITIES(3)
Series I                                0.61%         0.05%        0.09%      0.00%         0.75%            0.00%          0.75%
Series II                               0.61%         0.25%        0.09%      0.00%         0.95%            0.00%          0.95%
U.S. HIGH YIELD BOND(3)
Series II                               0.73%         0.25%        0.06%      0.00%         1.04%            0.00%          1.04%
UTILITIES(3, 8)
Series I                                0.83%         0.05%        0.10%      0.00%         0.98%            0.00%          0.98%
Series II                               0.83%         0.25%        0.10%      0.00%         1.18%            0.00%          1.18%
VALUE(3)
Series I                                0.74%         0.05%        0.06%      0.00%         0.85%            0.00%          0.85%
Series II                               0.74%         0.25%        0.06%      0.00%         1.05%            0.00%          1.05%

                                                  DISTRIBUTION
                                                      AND                    ACQUIRED       TOTAL
                                                     SERVICE                PORTFOLIO       ANNUAL      CONTRACTUAL       NET
                                     MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING       EXPENSE      OPERATING
PORTFOLIO/SERIES                         FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   -------------   ---------
BLACKROCK VARIABLE SERIES
   FUNDS, INC. (CLASS II) (19):
BlackRock Basic Value V.I. Fund       0.60%           0.15%      0.08%      0.00%         0.83%         0.00%            0.83%
BlackRock Global Allocation           0.65%           0.15%      0.15%      0.03%         0.98%         0.00%            0.98%
   V.I. Fund(20, 21, 22)
BlackRock Value Opportunities         0.75%           0.15%      0.12%      0.02%         1.04%         0.00%            1.04%
   V.I. Fund(19, 22)
PIMCO VARIABLE INSURANCE TRUST
   (CLASS M):
VIT All Asset Portfolio               0.43%(23)       0.25%      0.20%(24)  0.76%(25)     1.64%(26)    -0.02%(27, 28)    1.62%

                                                                                                          MASTER FUND
                                                                                             -------------------------------------
                                                                                                                            TOTAL
                                                    FEEDER FUND                                                    TOTAL   MASTER
                       ---------------------------------------------------------------------                      MASTER    FUND
                                  DISTRIBUTION                                                                     FUND      AND
                                       AND                            CONTRACTUAL     NET                           AND      NET
                                     SERVICE                TOTAL       EXPENSE    PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT    (12B-1)     OTHER    OPERATING  REIMBURSEMENT OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES        FEES     EXPENSES EXPENSES (1)      (2)       EXPENSES  FEES (29) EXPENSES EXPENSES EXPENSES
----------------       ---------- ------------ -------- ------------ ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(30)
Series II                 0.00%       0.75%      0.04%      0.79%       -0.01%       0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BLUE CHIP
   INCOME AND GROWTH
Series II                 0.00%       0.75%      0.06%      0.81%        0.00%       0.81%      0.42%     0.01%    1.24%    1.24%
AMERICAN BOND
Series II                 0.00%       0.75%      0.04%      0.79%        0.00%       0.79%      0.39%     0.01%    1.19%    1.19%
AMERICAN GLOBAL
   GROWTH(30)
Series II                 0.00%       0.75%      0.06%      0.81%       -0.03%       0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(30)
Series II                 0.00%       0.75%      0.11%      0.86%       -0.08%       0.78%      0.71%     0.03%    1.60%    1.52%
AMERICAN GROWTH
Series II                 0.00%       0.75%      0.04%      0.79%        0.00%       0.79%      0.32%     0.01%    1.12%    1.12%
AMERICAN GROWTHINCOME
Series II                 0.00%       0.75%      0.04%      0.79%        0.00%       0.79%      0.27%     0.01%    1.07%    1.07%
AMERICAN HIGHINCOME
   BOND(30)
Series II                 0.00%       0.75%      0.21%      0.96%       -0.18%       0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                 0.00%       0.75%      0.04%      0.79%        0.00%       0.79%      0.49%     0.03%    1.31%    1.31%
AMERICAN NEW WORLD
Series II                 0.00%       0.75%      0.13%      0.88%       -0.10%       0.78%      0.76%     0.05%    1.69%    1.59%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.

(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.

(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.

(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1 fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and (i) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(17) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.

(19) "Other Expenses" include Acquired Portfolio Fees and Expenses, which are less than 0.01%. BlackRock Advisors, LLC ("BlackRock") and Merrill Lunch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2010. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.

(20) The Portfolio may invest in BlackRock Cayman Global Allocation V.I. Fund I, Ltd., its wholly owned subsidiary ("Subsidiary"). BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Portfolio pays BlackRock based on the Portfolio's assets, including the assets invested in the Subsidiary.

(21) The Subsidiary is newly organized and, accordingly, "Other Expenses" of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

(22) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

(23) "Management Fee" reflects an advisory fee and supervisory and administrative fee payable by the Portfolio to the adviser, Pacific Investment Management Company LLC ("PIMCO").

(24) "Other Expenses" reflect a service fee of 0.20%.

(25) Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying PIMCO portfolios as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying PIMCO portfolio for the most recent fiscal year, please see the Portfolio's prospectus.

(26) The Total Annual Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights section of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying PIMCO portfolio expenses.

(27) PIMCO has contractually agreed, through May 1, 2010, for the All Asset Portfolio to reduce its advisory fee to the extent that the Acquired Portfolio Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(28) The Expense Reduction, as described in footnote 27 above, is implemented based on a calculation of underlying PIMCO portfolio expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above and described in footnote 25. Please see the Portfolio's prospectus for additional information.

(29) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.

(30) The Adviser has contractually limited other Portfolio level expenses to 0.03% until May 1, 2010. Other Portfolio level expenses consist of operating expenses of the Portfolio, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

     -    various indices that are unmanaged; and

     - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Account to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The

Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of:

     -    the John Hancock Trust; or

     - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

     - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").


BLACKROCK INVESTMENT MANAGEMENT, LLC

   Large Cap Value Trust                       Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of large cap U.S. companies with
                                               strong relative earnings growth, earnings quality and
                                               good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY

   Overseas Equity Trust                       Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of a diversified mix of large
                                               established and medium-sized foreign companies
                                               located primarily in developed countries (outside of
                                               the U.S.) and, to a lesser extent, in emerging
                                               markets.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO
MASTER FUND

   American Asset Allocation Trust             Seeks to provide high total return (including income
   (successor to Income & Value Trust)         and capital gains) consistent with preservation of
                                               capital over the long term. To do this, the Portfolio
                                               invests all of its assets in Class 1 shares of the
                                               master fund, the American Funds Insurance Series
                                               Asset Allocation Fund, which invests in a diversified
                                               portfolio of common stocks and other equity
                                               securities, bonds and other intermediate and
                                               long-term debt securities, and money market
                                               instruments (debt securities maturing in one year or
                                               less).

   American Blue Chip Income and Growth        Seeks to produce income exceeding the average yield
   Trust                                       on U.S. stocks generally and to provide an
                                               opportunity for growth of principal consistent with
                                               sound common stock investing. To do this, the
                                               Portfolio invests all of its assets in Class 1 shares
                                               of the master fund, the American Funds Insurance
                                               Series Blue Chip Income and Growth Fund, which
                                               invests primarily in common stocks of larger
                                               U.S.-based companies.

   American Bond Trust                         Seeks to maximize current income and preserve
                                               capital. To do this, the Portfolio invests all of its
                                               assets in Class 1 shares of the master fund, the
                                               American Funds Insurance Series Bond Fund, which
                                               normally invests at least 65% in investment-grade
                                               debt securities and up to 35% in lower rated debt
                                               securities.

   American Global Growth Trust                Seeks to make shareholders' investment grow over
                                               time. To do this, the Portfolio invests all of its
                                               assets in Class 1 shares of the master fund, the
                                               American Funds Insurance Series Global Growth Fund,
                                               which invests primarily in common stocks of companies
                                               located around the world.

   American Global Small Capitalization        Seeks to make the shareholders' investment grow over
   Trust                                       time. To do this, the Portfolio invests all of its
                                               assets in Class 1 shares of the master fund, the
                                               American Funds Insurance Series Global Small
                                               Capitalization Fund, which invests primarily in
                                               stocks of smaller companies located around the world.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO
MASTER FUND - CONTINUED

   American Growth Trust                       Seeks to make the shareholders' investment grow. To
                                               do this, the Portfolio invests all of its assets in
                                               Class 1 shares of the master fund, the American Funds
                                               Insurance Series Growth Fund, which invests primarily
                                               in common stocks of companies that appear to offer
                                               superior opportunities for growth of capital.

   American Growth-Income Trust                Seeks to make the shareholders' investments grow and
   (successor to U.S. Large Cap Trust)         to provide the shareholder with income over time. To
                                               do this, the Portfolio invests all of its assets in
                                               Class 1 shares of the master fund, the American Funds
                                               Insurance Series Growth-Income Fund, which invests
                                               primarily in common stocks or other securities that
                                               demonstrate the potential for appreciation and/or
                                               dividends.

   American High-Income Bond Trust             Seeks to provide a high level of current income and,
                                               secondarily, capital appreciation. To do this, the
                                               Portfolio invests all of its assets in Class 1 shares
                                               of the master fund, the American Funds Insurance
                                               Series High-Income Bond Fund, which invests at least
                                               65% of its assets in higher yielding and generally
                                               lower quality debt securities.

   American International Trust                Seeks to make the shareholders' investment grow. To
                                               do this, the Portfolio invests all of its assets in
                                               Class 1 shares of the master fund, the American Funds
                                               Insurance Series International Fund, which invests
                                               primarily in common stocks of companies located
                                               outside the United States.

   American New World Trust                    Seeks to make the shareholders' investment grow over
                                               time. To do this, the Portfolio invests all of its
                                               assets in Class 1 shares of the master fund, the
                                               American Funds Insurance Series New World Fund, which
                                               invests primarily in stocks of companies with
                                               significant exposure to countries with developing
                                               economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

   Financial Services Trust                    Seeks growth of capital. To do this, the Portfolio
                                               invests at least 80% of its net assets in companies
                                               that are principally engaged in financial services.

   Fundamental Value Trust                     Seeks growth of capital. To do this, the Portfolio
   (successor to Core Equity Trust and U.S.    invests primarily in common stocks of U.S. companies
   Core Trust)                                 with durable business models that can be purchased at
                                               attractive valuations relative to their intrinsic
                                               value.

DECLARATION MANAGEMENT & RESEARCH LLC

   Active Bond Trust (1)                       Seeks income and capital appreciation. To do this,
                                               the Portfolio invests at least 80% of its net assets
                                               in a diversified mix of debt securities and
                                               instruments with maturity durations of approximately
                                               4 to 6 years.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")

   All Cap Core Trust                          Seeks long-term growth of capital. To do this, the
                                               Portfolio invests in common stocks and other equity
                                               securities within all asset classes (small-, mid- and
                                               large-cap), which may be listed on securities
                                               exchanges, traded in various over the counter markets
                                               or have no organized markets. The Portfolio may also
                                               invest in U.S. Government securities.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") - CONTINUED

   Real Estate Securities Trust(2)             Seeks to achieve a combination of long-term capital
                                               appreciation and current income. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of REITs and real estate companies.

DIMENSIONAL FUND ADVISORS LP

   Disciplined Diversification Trust           Seeks total return consisting of capital appreciation
                                               and current income. To do this, the Portfolio invests
                                               primarily in equity securities and fixed-income
                                               securities of domestic and international issuers,
                                               including equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") &
INVESCO AIM CAPITAL MANAGEMENT, INC. ("INVESCO AIM")

   Small Cap Opportunities Trust(3)            Seeks long-term capital appreciation. To do this, the
                                               portion of the Portfolio's net assets managed by
                                               Invesco Aim is invested in at least 80 % equity
                                               securities of small-capitalization companies, and the
                                               portion of the Portfolio's net assets managed by DFA
                                               is invested in a broad and diverse group of readily
                                               marketable common stocks of U.S. small- and mid-cap
                                               companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

   International Small Cap Trust               Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               securities issued by foreign small-cap companies
                                               including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust                    Seeks high total return. To do this, the Portfolio
                                               invests at least 80% of its total assets in a
                                               diversified portfolio of equity investments from
                                               developed markets outside the U.S.

INVESCO AIM CAPITAL MANAGEMENT, INC.

   All Cap Growth Trust                        Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests principally in common stocks of
                                               companies of all market capitalizations, focusing on
                                               companies exhibiting long-term sustainable earnings
                                               and cash flow growth that is not yet reflected in
                                               investor expectations or equity valuations.

JENNISON ASSOCIATES LLC

   Capital Appreciation Trust                  Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 65% of its total assets in
                                               equity and equity-related securities of companies
                                               that are attractively valued and have above-average
                                               growth prospects.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

LORD, ABBETT & CO. LLC

   All Cap Value Trust                         Seeks capital appreciation. To do this, the Portfolio
                                               invests at least 50% of its net assets in equity
                                               securities of large, seasoned U.S. and multinational
                                               companies that are believed to be undervalued. The
                                               Portfolio invests the remainder of its assets in
                                               undervalued mid-sized and small company securities.

MARSICO CAPITAL MANAGEMENT, LLC

   International Opportunities Trust           Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 65% of its total assets in
                                               common stocks of foreign companies of any size that
                                               are selected for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

   Utilities Trust                             Seeks capital growth and current income (income above
                                               that available from the Portfolio invested entirely
                                               in equity securities). To do this, the Portfolio
                                               invests at least 80% of its net assets in equity and
                                               debt securities of domestic and foreign companies
                                               (including emerging markets) in the utilities
                                               industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

   500 Index Trust                             Seeks to approximate the aggregate total return of a
                                               broad-based U.S. domestic equity market index. To do
                                               this, the Portfolio invests at least 80% of its net
                                               assets in the common stocks in the S&P 500(R) index
                                               and securities that as a group will behave in a
                                               manner similar to the index. (4)

   American Fundamental Holdings Trust         Seeks long term growth of capital. To do this, the
                                               Portfolio invests primarily in four funds of the
                                               American Funds Insurance Series: Bond Fund, Growth
                                               Fund, Growth-Income Fund, and International Fund. The
                                               Portfolio is permitted to invest in six other funds
                                               of the American Funds Insurance Series as well as
                                               other funds, investment companies, and other types of
                                               investments.

   American Global Diversification Trust       Seeks long term growth of capital. To do this, the
                                               Portfolio invests primarily in five funds of the
                                               American Funds Insurance Series: Bond Fund, Global
                                               Growth Fund, Global Small Capitalization Fund,
                                               High-Income Bond Fund, and New World Fund. The
                                               Portfolio is permitted to invest in five other funds
                                               of the American Funds Insurance Series as well as
                                               other funds, investment companies, and other types of
                                               investments.

   Core Allocation Trust                       Seeks long term growth of capital. To do this, the
                                               Portfolio invests a substantial portion of its assets
                                               in the underlying Portfolio Core Allocation Plus
                                               Trust. The Portfolio is a fund-of-funds and is
                                               authorized to invest in other underlying Portfolios
                                               and investment companies.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

   Core Balanced Trust                         Seeks long term growth of capital. To do this, the
                                               Portfolio invests a substantial portion of its assets
                                               in the underlying Portfolio Balanced Trust. The
                                               Portfolio is a fund-of-funds and is authorized to
                                               invest in other underlying Portfolios and investment
                                               companies.

   Core Disciplined Diversification Trust      Seeks long term growth of capital. To do this, the
                                               Portfolio invests a substantial portion of its assets
                                               in the underlying Portfolio Disciplined
                                               Diversification Trust. The Portfolio is a
                                               fund-of-funds and is authorized to invest in other
                                               underlying Portfolios and investment companies.

   Core Fundamental Holdings Trust             Seeks long term growth of capital. To do this, the
                                               Portfolio invests a substantial portion of its assets
                                               in underlying Portfolios that are series of the
                                               American Funds Insurance Series. The Portfolio is a
                                               fund-of-funds and is authorized to invest in other
                                               underlying Portfolios and investment companies.

   Core Global Diversification Trust           Seeks long term growth of capital. To do this, the
                                               Portfolio invests a significant portion of its
                                               assets, directly or indirectly through underlying
                                               Portfolios, in securities that are located outside
                                               the U.S. The Portfolio is a fund-of-funds and is
                                               authorized to invest in other underlying Portfolios
                                               and investment companies.

   Core Strategy Trust                         Seeks long term growth of capital; current income is
   (previously Index Allocation Trust)         also a consideration. To do this, the Portfolio
                                               invests approximately 70% of its total assets in
                                               underlying Portfolios which invest primarily in
                                               equity securities and approximately 30% of its total
                                               assets in underlying Portfolios which invest
                                               primarily in fixed income securities.

   Franklin Templeton Founding Allocation      Seeks long-term growth of capital. To do this, the
   Trust                                       Portfolio invests primarily in three underlying
                                               Portfolios: Global Trust, Income Trust and Mutual
                                               Shares Trust. The Portfolio is a fund-of-funds and is
                                               also authorized to invest in other underlying
                                               Portfolios and investment companies.

   Lifestyle Aggressive Trust (5)              Seeks long-term growth of capital. Current income is
                                               not a consideration. The Portfolio operates as a
                                               fund-of-funds and normally invests approximately 100%
                                               of its assets in underlying Portfolios which invest
                                               primarily in equity securities. The subadviser may
                                               change this allocation from time to time.

   Lifestyle Balanced Trust (5)                Seeks a balance between a high level of current
                                               income and growth of capital, with a greater emphasis
                                               on growth of capital. The Portfolio operates as a
                                               fund-of-funds and normally invests approximately 40%
                                               of its assets in underlying Portfolios which invest
                                               primarily in fixed income securities, and
                                               approximately 60% in underlying Portfolios which
                                               invest primarily in equity securities. The subadviser
                                               may change this allocation from time to time.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

   Lifestyle Conservative Trust (5)            Seeks a high level of current income with some
                                               consideration given to growth of capital. The
                                               Portfolio operates as a fund-of-funds and normally
                                               invests approximately 80% of its assets in underlying
                                               Portfolios which invest primarily in fixed income
                                               securities, and approximately 20% in underlying
                                               Portfolios which invest primarily in equity
                                               securities. The subadviser may change this allocation
                                               from time to time.

   Lifestyle Growth Trust (5)                  Seeks long-term growth of capital. Current income is
                                               also a consideration. The Portfolio operates as a
                                               fund-of-funds and normally invests approximately 20%
                                               of its assets in underlying Portfolios which invest
                                               primarily in fixed income securities, and
                                               approximately 80% in underlying Portfolios which
                                               invest primarily in equity securities. The subadviser
                                               may change this allocation from time to time.

   Lifestyle Moderate Trust (5)                Seeks a balance between a high level of current
                                               income and growth of capital, with a greater emphasis
                                               on income. The Portfolio operates as a fund-of-funds
                                               and normally invests approximately 60% of its assets
                                               in underlying Portfolios which invest primarily in
                                               fixed income securities, and approximately 40% in
                                               underlying Portfolios which invest primarily in
                                               equity securities. The subadviser may change this
                                               allocation from time to time.

   Mid Cap Index Trust                         Seeks to approximate the aggregate total return of a
                                               mid cap U.S. domestic equity market index. To do
                                               this, the Portfolio invests at least 80% of its net
                                               assets in the common stocks in the S&P MidCap 400(R)
                                               index(4) and securities that as a group behave in a
                                               manner similar to the index.

   Money Market Trust                          Seeks to obtain maximum current income consistent
                                               with preservation of principal and liquidity. To do
                                               this, the Portfolio invests in high quality, U.S.
                                               dollar denominated money market instruments.

                                               Note: The returns of a Money Market Subaccount in
                                               your Contract may become extremely low or possibly
                                               negative if the interest rates earned by the
                                               underlying Money Market Portfolio are not sufficient
                                               to offset Contract expense deductions.

   Pacific Rim Trust                           Seeks to achieve long-term growth of capital. To do
                                               this, the Portfolio invests at least 80% of its net
                                               assets in common stocks and equity-related securities
                                               of established, larger-capitalization non-U.S.
                                               companies located in the Pacific Rim region,
                                               including emerging markets that have attractive
                                               long-term prospects for growth of capital.

   Optimized All Cap Trust                     Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 65% of its total assets in
                                               equity securities of large-, mid- and small-cap U.S.
                                               companies with strong industry position, leading
                                               market share, proven management and strong
                                               financials.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

   Optimized Value Trust                       Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests at least 65% of its total assets in
                                               equity securities of U.S. companies with the
                                               potential for long-term growth of capital.

   Small Cap Index Trust                       Seeks to approximate the aggregate total return of a
                                               small cap U.S. domestic equity market index. To do
                                               this, the Portfolio invests at least 80% of its net
                                               assets in the common stocks in the Russell 2000(R)
                                               Index(6) and securities that will as a group behave
                                               in a manner similar to the index.

   Total Stock Market Index Trust              Seeks to approximate the aggregate total return of a
                                               broad-based U.S. domestic equity market index. To do
                                               this, the Portfolio invests at least 80% of its net
                                               assets in the common stocks in the Wilshire 5000(R)
                                               Total Market Index(7) and securities that as a group
                                               will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

   High Income Trust                           Seeks high current income; capital appreciation is a
                                               secondary goal. To do this, the Portfolio invests at
                                               least 80% of its net assets in U.S. and foreign
                                               fixed-income securities that are rated BB/Ba or lower
                                               or are unrated equivalents.

   Strategic Income Trust                      Seeks a high level of current income. To do this, the
                                               Portfolio invests at least 80% of its assets in the
                                               following types of securities: foreign government and
                                               corporate debt securities from developed and emerging
                                               markets, U.S. government and agency securities, and
                                               domestic high-yield bonds.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust                           Seeks maximum total return, consistent with
                                               preservation of capital and prudent investment
                                               management. To do this, the Portfolio invests at
                                               least 80% of its net assets in fixed income
                                               instruments that are economically tied to at least
                                               three countries (one of which may be the U.S.), which
                                               may be represented by futures contracts and options
                                               on such securities.

   Real Return Bond Trust                      Seeks maximum real return, consistent with
                                               preservation of real capital and prudent investment
                                               management. To do this, the Portfolio invests at
                                               least 80% of its net assets in inflation-indexed
                                               bonds of varying maturities issued by the U.S. and
                                               non-U.S. governments, their agencies or
                                               instrumentalities and corporations, which may be
                                               represented by forwards or derivatives.

   Total Return Trust                          Seeks maximum total return, consistent with
                                               preservation of capital and prudent investment
                                               management. To do this, the Portfolio invests at
                                               least 65% of its total assets in a diversified
                                               portfolio of fixed income instruments of varying
                                               maturities, which may be represented by forwards or
                                               derivatives.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

RCM CAPITAL MANAGEMENT LLC

   Emerging Small Company Trust                Seeks long term capital appreciation. The Portfolio
                                               invests at least 80% of its net assets in securities
                                               of small cap companies. The subadviser seeks to
                                               create an investment portfolio of growth stocks
                                               across major industry groups.

SSGA FUNDS MANAGEMENT, INC.

   International Equity Index Trust A          Seeks to track the performance of a broad-based
                                               equity index of foreign companies primarily in
                                               developed countries and, to a lesser extent, in
                                               emerging markets. To do this, the Portfolio invests
                                               at least 80% of its assets in securities listed in
                                               the Morgan Stanley Capital International All Country
                                               World Excluding U.S. Index,(8) or American Depository
                                               Receipts or Global Depository Receipts representing
                                               such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.

   Science & Technology Trust                  Seeks long-term growth of capital. Current income is
                                               incidental to the Portfolio's objective. To do this,
                                               the Portfolio invests at least 80% of its net assets
                                               in the common stocks of companies expected to benefit
                                               from the development, advancement, and/or use of
                                               science and technology.

T. ROWE PRICE ASSOCIATES, INC.

   Blue Chip Growth Trust                      Seeks to provide long-term growth of capital. Current
                                               income is a secondary objective. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               the common stocks of large and medium-sized blue chip
                                               growth companies that are well established in their
                                               industries.

   Capital Appreciation Value Trust            Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests primarily in common stocks of
                                               established U.S. companies that have above-average
                                               potential for capital growth. Common stocks typically
                                               constitute at least 50% of the Portfolio's assets.
                                               The remaining assets are invested in other
                                               securities, including convertible securities,
                                               corporate and government debt, foreign securities,
                                               futures and options.

   Equity-Income Trust                         Seeks to provide substantial dividend income and also
   (successor to Classic Value Trust)          long-term growth of capital. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities, with at least 65% in common stocks
                                               of well-established companies paying above-average
                                               dividends.

   Health Sciences Trust                       Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               common stocks of companies engaged in the research,
                                               development, production, or distribution of products
                                               or services related to health care, medicine, or the
                                               life sciences.

   Mid Value Trust                             Seek long-term capital appreciation. To do this, the
   (successor to Mid Cap Value Trust)          Portfolio invests at least 80% of its net assets in a
                                               diversified mix of common stocks of mid-size U.S.
                                               companies that are believed to be undervalued by
                                               various measures and offer good prospects for capital
                                               appreciation.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC. - CONTINUED

   Small Company Value Trust                   Seeks long-term growth of capital. To do this, the
   (successor to Small Company Trust)          Portfolio invests at least 80% of its net assets in
                                               small companies whose common stocks are believed to
                                               be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED

   Global Trust                                Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests primarily in the equity securities
                                               of companies located throughout the world, including
                                               emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC

   International Value Trust(9)                Seeks long-term growth of capital. To do this, the
                                               Portfolio invests primarily in equity securities of
                                               companies located outside the U.S., including in
                                               emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

   Global Allocation Trust                     Seeks total return, consisting of long-term capital
                                               appreciation and current income. To do this, the
                                               Portfolio invests in equity and fixed income
                                               securities of issuers located within and outside the
                                               U.S. based on prevailing market conditions.

   Large Cap Trust                             Seeks to maximize total return, consisting of capital
                                               appreciation and current income. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of U.S. large capitalization
                                               companies whose estimated fundamental value is
                                               greater than its market value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)

   Value Trust                                 Seeks to realize an above-average total return over a
                                               market cycle of three to five years, consistent with
                                               reasonable risk. To do this, the Portfolio invests at
                                               least 65% of its total assets in equity securities
                                               which are believed to be undervalued relative to the
                                               stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP

   Core Allocation Plus Trust                  Seeks to provide total return, consisting of
                                               long-term capital appreciation and current income. To
                                               do this, the Portfolio invests in equity and fixed
                                               income securities of issuers located within and
                                               outside the U.S. The Portfolio allocates its assets
                                               between fixed income securities and equity securities
                                               based upon the subadviser's targeted asset mix, which
                                               may change over time.

   Investment Quality Bond Trust               Seeks to provide a high level of current income
                                               consistent with the maintenance of principal and
                                               liquidity. To do this, the Portfolio invests at least
                                               80% of its net assets in bonds rated investment
                                               grade, focusing on corporate bonds and U.S.
                                               government bonds with intermediate to longer term
                                               maturities.

   Mid Cap Intersection Trust                  Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of medium-sized companies with
                                               significant capital appreciation potential.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED

   Mid Cap Stock Trust                         Seeks long-term growth of capital. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity securities of medium-sized companies with
                                               significant capital appreciation potential.

   Natural Resources Trust                     Seeks long-term total return. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               equity and equity-related securities of natural
                                               resource-related companies worldwide, including
                                               emerging markets.

   Small Cap Growth Trust                      Seeks long-term capital appreciation. To do this, the
   (successor to Emerging Growth Trust and     Portfolio invests at least 80% of its net assets in
   Small Cap Trust)                            small-cap companies that are believed to offer
                                               above-average potential for growth in revenues and
                                               earnings.

   Small Cap Value Trust                       Seeks long-term capital appreciation. To do this, the
                                               Portfolio invests at least 80% of its net assets in
                                               small-cap companies that are believed to be
                                               undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED

   Core Bond Trust                             Seeks total return consisting of income and capital
                                               appreciation. To do this, the Portfolio invests at
                                               least 80% of its net assets in a broad range of
                                               investment grade debt securities, including U.S.
                                               Government obligations, corporate bonds, mortgage-
                                               and other asset-backed securities and money market
                                               instruments.

   U.S. High Yield Bond Trust                  Seeks total return with a high level of current
                                               income. To do this, the Portfolio invests at least
                                               80% of its net assets in U.S. corporate debt
                                               securities that are below investment grade, including
                                               preferred and other convertible high yield
                                               securities.

WESTERN ASSET MANAGEMENT COMPANY

   High Yield Trust(10)                        Seeks to realize an above-average total return over a
                                               market cycle of three to five years, consistent with
                                               reasonable risk. To do this, the Portfolio invests at
                                               least 80% of its net assets in high yield securities,
                                               including corporate bonds, preferred stocks and U.S.
                                               Government and foreign securities.

   Strategic Bond Trust(10)                    Seeks a high level of total return consistent with
                                               preservation of capital. To do this, the Portfolio
                                               invests at least 80% of its net assets in fixed
                                               income securities across a range of credit qualities
                                               and may invest a substantial portion of its assets in
                                               obligations rated below investment grade.

   U.S. Government Securities Trust            Seeks to obtain a high level of current income
                                               consistent with preservation of capital and
                                               maintenance of liquidity. To do this, the Portfolio
                                               invests at least 80% of its net assets in debt
                                               obligations and mortgage-backed securities issued or
                                               guaranteed by the U.S. government, its agencies or
                                               instrumentalities.

                   BLACKROCK VARIABLE SERIES FUNDS, INC. (11)
    We show the Portfolio's manager in bold above the name of the Portfolio.

BLACKROCK ADVISORS, LLC
   BlackRock Basic Value V. I. Fund(12)        The investment objective of the Portfolio is to seek
                                               capital appreciation and, secondarily, income.

   BlackRock Value Opportunities V. I.         The investment objective of the Portfolio is to seek
   Fund(12)                                    long-term growth of capital.

   BlackRock Global Allocation V. I.           The investment objective of the Portfolio is to seek
   Fund(13)                                    high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
PIMCO VIT All Asset Portfolio                  Seeks maximum real return consistent with
                                               preservation of real capital and prudent investment
                                               management. The portfolio is a fund-of-funds and
                                               normally invests substantially all its assets in
                                               Institutional Class shares of the underlying PIMCO
                                               portfolios.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.

(11) Not available to Contracts issued on or after January 28, 2002.

(12) The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.

(13) The Portfolio is subadvised by BlackRock International Limited, an affiliate, under an agreement with BlackRock Advisors, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Eligibility Restrictions

SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

For more information regarding Contracts issued for use in Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional guaranteed minimum withdrawal benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an guaranteed minimum withdrawal benefit Rider to subsequently elect any guaranteed minimum withdrawal benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what guaranteed minimum withdrawal benefits would have been available).

We will continue to establish Beneficiary IRAs that do not have any guaranteed minimum withdrawal benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $10,000.

Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request, in the following circumstances:

          - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

          - You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;


          - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or


          - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts equaled or was greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:

          - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

          - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $40 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

We add 3% or more to each Purchase Payment you make.

Payment Enhancements

When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment, on Contracts issued prior to April 4, 2009. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a "promotional rate" at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

        PAYMENT ENHANCEMENTS FOR CONTRACTS ISSUED PRIOR TO APRIL 4, 2009

 CUMULATIVE
  PURCHASE  GUARANTEED PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL PROMOTIONAL
  PAYMENTS     RATE     RATE A(1)   RATE B(2)   RATE C(3)   RATE D(4)   RATE E(5)   RATE F(6)   RATE G(7)   RATE H(8)   RATE I(9)
----------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Under
   $500,000    3.0%        4.0%        5.0%        4.5%        4.0%        5.0%         4.0%       5.0%        6.0%         5.0%
$500,000 -
   $2.5
   million     4.0%        5.0%        5.5%        5.0%        4.5%        5.5%         4.5%       5.0%        6.0%         6.0%
Over $2.5
   million     5.0%        6.0%        6.0%        5.5%        5.0%        6.0%         5.0%       5.0%        6.0%         6.0%

(1) Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.

(2) Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.

(3) Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.

(4) Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.

(5) Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.

(6) Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.

(7) Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.


(8) Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.


(9)  Promotional Rate I: Contracts issued on or after June 2, 2008.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investments in the Contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:

          -    the length of time that you plan to own your Contract;

          -    the frequency, amount and timing of any partial surrenders; and

          -    the amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").


LETTER OF INTENT. (not available in New York or Oregon). Using a Letter of Intent may permit you to receive a larger Payment Enhancement. The next higher Payment Enhancement percentage may have been applied to your initial Purchase Payment if you provided us with satisfactory evidence (referred to as a "Letter of Intent") that your total Purchase Payments in the first 13 months would satisfy the requirement for the higher percentage. Satisfactory evidence requires, but is not limited to, a minimum initial Purchase Payment of at least 50% of the minimum required Purchase Payment for the higher percentage. We reserve the right to recover an amount from your Contract if your total Purchase Payments received within 13 months from the issue date of your Contract do not equal or exceed the amount (promised in your Letter of Intent) used to determine a Payment Enhancement. The amount we may recover is the original amount of Payment Enhancement applied to your Contract minus the amount of Payment Enhancement that would have been applied had you not submitted a Letter of Intent (the "excess Payment Enhancement").


If the value of such accumulation units declines, we will recover the full amount of the excess Payment Enhancement. Therefore, you bear the risk that if your Letter of Intent is not completed, the value of your Contract may be less than had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Amounts recovered are withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

The promotional rates applicable to the initial Purchase Payment under a Letter of Intent continue in effect for the 13 month Letter of Intent completion period regardless of a termination generally of the promotional rates during such a period.

IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS OF YOUR CONTRACT ISSUE DATE, YOUR CONTRACT MAY RECEIVE A LOWER PAYMENT ENHANCEMENT PERCENTAGE THAN WOULD OTHERWISE BE AVAILABLE.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

          - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

          - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

          -    restricting the number of transfers made during a defined period;

          -    restricting the dollar amount of transfers;

          - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

          -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


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

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

          -    any loss or theft of your password; or

          -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services -Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing on the following time schedules:

          - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business
               Day);

          - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

          - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program

Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your registered representative or the applicable Annuities Service Center.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken


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proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture Vantage(R) variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit or a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

          - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

          -    trading on the New York Stock Exchange is restricted;

          - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

          - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see VII: "Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

          - you are requesting that we mail the amount withdrawn to an alternate address; or

          - you have changed your address within 30 days of the withdrawal request; or

          - you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.


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

Special Withdrawal Services - The Income Made Easy Program


Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read Appendix D: "Pre-authorized Withdrawals - The Income Made Easy Program" for more information.


Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Plus for Life Plus Spousal Protection optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

          -    the Contract Value; or

          -    a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner's death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the minimum death benefit as follows:

          - We limit the minimum death benefit on Venture Vantage(R) Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.

          - During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

          - After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with partial withdrawals; and
               (b) the Contract Value on the last day of the ninth Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the partial withdrawals.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.


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

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

          -    a certified copy of a death certificate; or

          - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

          -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Nonqualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of an Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue subject to the following:

          -    The Beneficiary will become the Owner.

          - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

          -    No Additional Purchase Payments may be made.

          -    Withdrawal charges will be waived for all future distributions.

          - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. This Purchase Payment is not eligible for a Payment Enhancement and, when calculating the Payment Enhancement for subsequent Purchase Payments, it will not be included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

          - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum cash payment.

          - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider ("Annual Step-Up Death Benefit"), John Hancock USA and John Hancock NY guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington). John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


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PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters")

When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

          - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary

          - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

          - you will no longer be permitted to make any withdrawals under the Contract;

          - you will no longer be permitted to make or receive any withdrawals under a GMWB Rider;

          -    we may not change the Annuity Option or the form of settlement;
               and

          -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:


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Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Series Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

          - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


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          -    the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

          - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

          - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


          - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

          - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


          - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

          - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.


GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

          - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider; and

          - (for Principal Plus for Life, Principal Plus for Life Plus Spousal Protection and Principal Plus for Life Plus Automatic Annual Step-Up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


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          (a)  the Guaranteed Withdrawal Amount on the Annuity Commencement Date
               as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or the Principal Plus for Life Plus Spousal Protection Rider that you purchased with your Contract, or

          (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

          - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

          - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

          - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

          (A) equals the number of Annuity Units used to determine future payments before the commutation;

          (B) equals the dollar amount requested to be paid out as part of the commutation;

          (C) equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

          (D) equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a GMWB Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of all Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


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The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 38). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-Out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional GMWB Rider and the last surviving Covered Person dies. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefit

Please see Appendix E: "Optional Guaranteed Minimum Income Benefit" for a general description of the Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an account called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.


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OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract, within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or
(b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract, may be treated as a (potentially taxable) distribution of the Contract Value for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating such value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. This Purchase Payment will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS. (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. A certificate summarizing the rights and benefits of the Owner under the group contract, or an individual Contract will be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the Contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a Contract's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Nonqualified Contracts, ownership of the Contract may be changed at any time. In the case of Nonqualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges and annuity payment rates as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options. However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

WITHDRAWALS. During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

          - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

          -    trading on the New York Stock Exchange is restricted;

          - an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

          - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

LOANS. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "Qualified Contracts - Loans." (See "VII. Federal Tax Matters.") THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the fees charged for optional benefit Riders, (see the Fee Tables and information on the optional benefit fees, please see the Fee Tables, Appendix C: "Optional Enhanced Death Benefits," Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free withdrawal amounts" described below, or (iv) Purchase Payments that that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments," i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to the free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

          - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and

          - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                            MAXIMUM WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

First Year     8.5%
Second Year    8.5%
Third Year       8%
Fourth Year      7%
Fifth Year       6%
Sixth Year       5%
Seventh Year     4%
Eighth Year      3%
Ninth Year       2%
Thereafter       0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge. Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from asset-based risk charges and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home

For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

          - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

          -    the confinement began at least one year after the Contract Date;

          -    confinement was prescribed by a "Physician";

          - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

          - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physician; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We deduct each year an annual Contract fee of $40. However, if during the Accumulation Period the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we waive the fee. During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of that Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on other than the last day of any Contract Year, the $40 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administration expenses. We deduct on an annual basis from each Subaccount a daily charge in an amount equal to 0.30% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option.

Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the Contract that cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 43). The expense risk we assume is the risk that the annual fee, administration and withdrawal charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Options, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not the mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

          - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

          - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

          - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

          - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

          - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

          - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                               PREMIUM TAX RATE(1)

STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(2)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(2)         0.00%        1.25%(3)
TX(4)         0.04%        0.04%
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversation to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


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NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

          - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

          - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or


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          -    if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

          - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

          - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

          - received on or after the date on which the Contract Owner reaches age 59 1/2;

          - attributable to the Contract Owner becoming disabled (as defined in the tax law);

          - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

          - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

          -    made under a single-premium immediate annuity contract; or

          - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


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The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating Purchase Payments and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.)


If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan, including IRAs)

The Contracts are also available for use in connection with certain types of retirement plans, that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


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Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.


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Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or


     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of Section 403(b) of the Code.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


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Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

          -    you have adjusted gross income over $100,000; or

          -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory withholding, even if the distribution is includable in gross income. If you do instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated Broker-Dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 7.0% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.

We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under "Payment Enhancements" above.

The following classes of individuals are eligible for this waiver:

          - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and

          - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History .............................     1
Accumulation Unit Value Tables ..............................     1
Services ....................................................     1
   Independent Registered Public Accounting Firm ............     1
   Servicing Agent ..........................................     1
   Principal Underwriter ....................................     1
   Special Compensation and Reimbursement Arrangements ......     2
State Variations Regarding Recognition of Same-Sex Couples ..     5
Qualified Plan Types ........................................     6
Legal and Regulatory Matters ................................    10
Appendix A: Audited Financial Statements ....................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History .............................     1
Accumulation Unit Value Tables ..............................     1
Services ....................................................     1
   Independent Registered Public Accounting Firm ............     1
   Servicing Agent ..........................................     1
   Principal Underwriter ....................................     1
   Special Compensation and Reimbursement Arrangements ......     2
State Variations Regarding Recognition of Same-Sex Couples ..     5
Qualified Plan Types ........................................     6
Legal and Regulatory Matters ................................    10
Appendix A: Audited Financial Statements ....................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no additional payments are made and there are no partial withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free withdrawal amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any partial withdrawals in that Contract Year.

                                                                                       WITHDRAWAL CHARGE
                HYPOTHETICAL CONTRACT                                                  -----------------
CONTRACT YEAR           VALUE           FREE WITHDRAWAL AMOUNT   PAYMENTS LIQUIDATED   PERCENT    AMOUNT
-------------   ---------------------   ----------------------   -------------------   -------    ------
      2                 $55,000               $ 5,000(1)              $50,000           8.50%     $4,250
      4                 $50,500               $ 5,000(2)              $45,500           7.00%     $3,185
      6                 $60,000               $10,000(3)              $50,000           5.00%     $2,500
      7                 $35,000               $ 5,000(4)              $45,000(4)        4.00%     $1,800
      8                 $80,000               $30,000(5)              $50,000           3.00%     $1,500
      10                $70,000               $20,000(6)              $50,000           0.00%     $    0

(1) In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 x $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free withdrawal amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free withdrawal amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract
     Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free withdrawal amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.

(6) There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

EXAMPLE 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no additional payments are made, and that there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

                                                                                            WITHDRAWAL CHARGE
HYPOTHETICAL CONTRACT   PARTIAL WITHDRAWAL                                                  -----------------
        VALUE                 AMOUNT         FREE WITHDRAWAL AMOUNT   PAYMENTS LIQUIDATED   PERCENT    AMOUNT
---------------------   ------------------   ----------------------   -------------------   -------   -------
       $65,000                $2,000               $15,000(1)               $    0           8.00%      $  0
       $49,000                $5,000               $ 3,000(2)               $2,000           8.00%      $160
       $52,000                $7,000               $ 4,000(3)               $3,000           8.00%      $240
       $44,000                $8,000               $     0(4)               $8,000           8.00%      $640

(1) The free withdrawal amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free withdrawal amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free withdrawal amount. Therefore, payments are not liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulated earnings ($49,000 - $50,000 <0), so the free withdrawal amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 partial withdrawal are $48,000 ($50,000 - $2,000 = $48,000).

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000, leaving $3,000 of the $7,000 partial withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,0000 < 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

                        Appendix B: Qualified Plan Types


          PLAN TYPE
-----------------------------
       TRADITIONAL IRAS         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement
                                Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an
                                IRA. The Contract may not, however, be used in connection with an
                                Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

           ROTH IRAS            Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth
                                IRA are excluded from income.

       SIMPLE IRA PLANS         In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional
                                IRA with a few exceptions.

      SIMPLIFIED EMPLOYEE       Section 408(k) of the Code allows employers to establish simplified
    PENSIONS (SEP - IRAS)       employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

   SECTION 403(B) QUALIFIED     Section 403(b) of the Code permits public school employees and
           PLANS OR             employees of certain types of tax-exempt organizations to have their
    TAX-SHELTERED ANNUITIES     employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These
                                Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this Contract for use in a Section 403(b)
                                Qualified Plan except under limited circumstances.

      CORPORATE AND SELF-       Sections 401(a) and 403(a) of the code permit corporate employers to
     EMPLOYED PENSION AND       establish various types of tax-deferred retirement plans for
PROFIT-SHARING PLANS (H.R. 10   employees. The Self-Employed Individuals' Tax Retirement Act of 1962,
          AND KEOGH)            as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

    DEFERRED COMPENSATION       Section 457 of the Code permits employees of state and local
   PLANS OF STATE AND LOCAL     governments and tax-exempt organizations to defer a portion of their
     GOVERNMENTS AND TAX-       compensation without paying current taxes. The employees must be
     EXEMPT ORGANIZATIONS       participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service
                                (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.


For more detailed information about these plan types, you may request a Statement of Additional Information.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

          1. GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON

          2. TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON

          3.   ANNUAL STEP-UP DEATH BENEFIT

GUARANTEED EARNINGS MULTIPLIER

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

          (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and

          (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount for Guaranteed Earnings Multiplier.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT

(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Triple Protection Death Benefit is equal to:

          - The "Enhanced Earnings Death Benefit" factor plus the greatest of:

          -    the Contract Value;

          -    the Return of Purchase Payments Death Benefit Factor;

          -    the Annual Step-Up Death Benefit Factor; or

          -    the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Triple Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

          - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

          - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;

          - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and
               (d) the Graded Death Benefit Factor), all

               Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor.


For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below).


The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

          -    The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

          -    "Earnings" is equal to $175,000 minus $150,000, or $25,000.

          - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor


For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).


Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

          1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS       PAYMENT
PAYMENT HAS BEEN IN CONTRACT   MULTIPLIER*
----------------------------   -----------
              0                    100%
              1                    110%
              2                    120%
              3                    130%
              4                    140%
              5                    150%

* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

          2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

          -    the date the Contract terminates;

          -    the Maturity Date; or

          - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

          - the death benefit described under "Death Benefit During Accumulation Period"; or

          -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

          (i) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

          (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

TERMINATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT. The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

ANNUAL STEP-UP DEATH BENEFIT FEE. A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.

THE ADDITION OF THE ANNUAL STEP-UP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

          -    Income Plus For Life 12.08 Series:

               -    Income Plus For Life 12.08

               -    Income Plus For Life - Joint Life 12.08

          -    Income Plus For Life (Quarterly Step-Up Review) Series

               -    Income Plus For Life (Quarterly Step-Up Review)

               -    Income Plus For Life - Joint Life (Quarterly Step-Up Review)

          -    Income Plus For Life (Annual Step-Up Review) Series*

               -    Income Plus For Life (Annual Step-Up Review)

               -    Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
     - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS

          -    Principal Plus for Life

          -    Principal Plus for Life Plus Automatic Annual Step-Up

          -    Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:

          -    both spouses must be named as co-Owners of the Contract; or

          - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

          - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

          -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 42 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

          - the Rider was available for sale in the state where the Contract was sold;

          - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

          - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), or the Principal Plus for Life Series Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed.

Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

          -    on the date we determine the death benefit;

          - after the Annuity Commencement Date at the time an Annuity Option begins; or

          -    at full surrender of the Contract; or

          - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the

Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

          - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

          - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

          - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

          - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:

     - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

     - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 41. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

          -    Core Allocation Trust

          -    Core Balanced Trust

          -    Core Disciplined Diversification Trust

          -    Core Fundamental Holdings Trust

          -    Core Global Diversification Trust

          -    Core Strategy Trust

          -    Lifestyle Balanced Trust

          -    Lifestyle Conservative Trust

          -    Lifestyle Growth Trust

          -    Lifestyle Moderate Trust

          -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):

          -    American Asset Allocation Trust

          -    American Fundamental Holdings Trust

          -    American Global Diversification Trust

          -    Capital Appreciation Value Trust

          -    Core Allocation Plus Trust

          -    Disciplined Diversification Trust


          - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series and Principal Plus For Life Plus Automatic Annual Step-Up purchased after December 15, 2008)


If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:

                                          MODEL ALLOCATION
         MODEL ALLOCATION NAME               PERCENTAGE               PORTFOLIO NAME
---------------------------------------   ----------------   -------------------------------
American Global Diversification                  50%         American Global Growth Trust
(not available after April 30, 2009)             20%         American Bond Trust
                                                 15%         American Global Small
                                                             Capitalization Trust
                                                 10%         American High-Income Bond Trust
                                                  5%         American New World Trust

Fundamental Holdings of America                  35%         American Bond Trust
(not available after April 30, 2009)             25%         American Growth-Income Trust
                                                 25%         American Growth Trust
                                                 15%         American International Trust

Global Balanced                                  30%         Fundamental Value Trust
(not available after April 30, 2007)             25%         American International Trust
                                                 25%         Global Allocation Trust
                                                 20%         Global Bond Trust

Blue Chip Balanced                               40%         Investment Quality Bond Trust
(not available after April 30, 2007)             30%         American Growth Trust
                                                 30%         American Growth-Income Trust

Value Strategy                                   30%         Fundamental Value Trust
(not available after February 10, 2006)          30%         Equity-Income Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

Growth Blend                                     40%         Blue Chip Growth Trust
(not available after February 10, 2006)          20%         American Growth-Income Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

Core Holdings of America                         35%         Active Bond Trust
(not available after August 1, 2005)             25%         American Growth Trust
                                                 25%         American Growth-Income Trust
                                                 15%         American International Trust

Core Solution                                    34%         Strategic Income Trust
(not available after April 30, 2005)             33%         Blue Chip Growth Trust
                                                 33%         Equity-Income Trust

Value Blend                                      40%         Equity-Income Trust
(not available after April 30, 2005)             20%         American Growth Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

Global                                           30%         International Value Trust
(not available after April 30, 2005)             30%         Global Bond Trust
                                                 20%         American Growth-Income Trust
                                                 20%         Blue Chip Growth Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

          - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

          - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

          - limit your ability to transfer between existing Investment Options; and/or

          - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts


We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:


ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

          -    you take withdrawals prior to the Lifetime Income Date, or

          - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

          -    you select option A, B or C; and

          - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

          - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

          -    reduce the death benefit and other optional benefits; and

          - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

          - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv); or

          - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or

          - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V.

Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

          -    you will have the flexibility to start and stop withdrawals;

          - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

          - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

          - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

          -    you reduce the Contract Value available for annuitization.

When you annuitize:

          - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

          - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

          -    you will no longer have access to the Contract Value; and

          - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

          -    Income Plus For Life 12.08 - 5%

          -    Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New
               York)

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

          - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

          - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

          - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

          -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

          - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

          - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

          -    the Lifetime Income Date or

          -    the latest of:

               - the date of a Purchase Payment that we applied to the Benefit Base,

               -    the date of a reduction in the Benefit Base, or

               -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:

          - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.

          - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

          - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.

          - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

          - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

          - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

          - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

          - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

          - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

          - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income
               Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

          - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

          -    the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

          - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

          - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

          - the Contract Value reduces to zero at any time during a Contract Year, and

          -    there were no Excess Withdrawals during that Contract Year, and

          -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

          - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

          - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

          - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

          - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life
               - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the

               Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits


INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE 12.08:
-----------------------   ---------------------------
1.   Not the Covered      -    may continue if the Beneficiary elects to
     Person                    continue the Contract within the time we permit
                               under our administrative rules. We will
                               automatically increase the Benefit Base to equal
                               the initial death benefit we determine, if the
                               death benefit is greater than the Benefit Base
                               prior to our determination. We will also
                               recalculate the Lifetime Income Amount to equal
                               5% of the recalculated Benefit Base and will
                               assess the Rider Fee based on the recalculated
                               Benefit Base.

                          - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                          - continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                               12.08 fee at that time.

2.   The Covered Person   -    ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

          - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

          - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

          -    the date an Annuity Option begins;

          -    the date the Contract Value and the Benefit Base both equal zero;

          -    (for Income Plus For Life 12.08) the death of the Covered Person;

          - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;

          - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

          -    termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

          - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

          - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

          -    Income Plus For Life (Quarterly Step-Up Review) - 5%

          - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

          - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

          - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

          - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life - Joint Life (Quarterly Step-Up Review) ); by

          -    the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

          - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).

          - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

          -    the Lifetime Income Date or

          -    the latest of:

               - the date of a Purchase Payment that we applied to the Benefit Base,

               -    the date of a reduction in the Benefit Base, or

               -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

          -    Annual Credit Rate -

               - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                         - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

                         - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

               - For Contracts issued in New York, the Bonus will be equal to:

                         - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

                         - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

                         - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

          - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

          - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.

          - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

               - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

               - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

          - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

          - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

          - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

          - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

          - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

          - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income
               Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

          - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

          -    the "Target Amount"(see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

          - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

          -    the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect

Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

          -    (200% x $100,000) + (100% x $25,000) = $225,000; or

          -    200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

          -    the Contract Value on that date; and

          - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

          -    the Contract Value on the Contract Anniversary; or

          - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

          - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

          - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

          - the Contract Value reduces to zero at any time during a Contract Year, and

          -    there were no Excess Withdrawals during that Contract Year, and

          -    the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

          - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

          - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER       THEN
IS:                         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------       ----------------------------------------------------
1. Not the Covered Person   -  may continue if the Beneficiary elects to
                               continue the Contract within the time we permit
                               under our administrative rules. We will
                               automatically increase the Benefit Base to equal
                               the initial death benefit we determine, if the
                               death benefit is greater than the Benefit Base
                               prior to our determination. We will also
                               recalculate the Lifetime Income Amount to equal
                               5% of the recalculated Benefit Base and will
                               assess the Rider Fee based on the recalculated
                               Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                               (Quarterly Step-Up Review) fee at that time.

2. The Covered Person       -  ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

          - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

          - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

          -    the date an Annuity Option begins;

          -    the date the Contract Value and the Benefit Base both equal zero;

          - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;

          - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;

          - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

          -    termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate

The Benefit Rate is:

          -    Income Plus For Life (Annual Step-Up Review) - 5%

          -    Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

          - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

          - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

          - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by

          -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date

The Lifetime Income Date is the date you purchased the Rider if:

          - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 (age 61 in New York) .

          - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

          -    the Lifetime Income Date or

          -    the latest of:

               - the date of a Purchase Payment that we applied to the Benefit Base,

               -    the date of a reduction in the Benefit Base, or

               -    the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

          -    Annual Credit Rate:

               - 7% for Riders purchased on or after January 17, 2008 and outside of New York;

               -    6% for Riders purchased before January 17, 2008 or in New
                    York.

          - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

          - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

          - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

               - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

               - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

          - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

          - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

          - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

          - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income
               Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

          - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).

          - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

          - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

          - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income
               Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

          - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

          -    the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

          - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

          - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 -

$10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

          -    the Contract Value immediately after the withdrawal; or

          -    the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

          - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

          -    the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

          - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

          - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

          - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

               -    the Withdrawal Amount ; divided by

               -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

          -    the Contract Value reduces to zero at any time during a Contract
               Year,

          -    there were no Excess Withdrawals during that Contract Year, and

          -    the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:

          - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

          - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER    THEN
IS:                      INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------    -------------------------------------------------------
1. Not the Covered       -  may continue if the Beneficiary elects to continue
   Person and the           the Contract within the time we permit under our
   Beneficiary is the       administrative rules. We will automatically increase
   deceased Owner's         the Benefit Base to equal the initial death benefit
   spouse                   we determine, if the death benefit is greater than
                            the Benefit Base prior to our determination. We will
                            also recalculate the Lifetime Income Amount to equal
                            5% of the recalculated Benefit Base and will assess
                            the Rider Fee based on the recalculated Benefit
                            Base.

                         - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                         - continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit
                            Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

IF THE DECEASED OWNER    THEN
IS:                      INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------    -------------------------------------------------------
2. Not the Covered       -  may continue in the same manner as 1.
   Person and the
   Beneficiary is not    -  enters its Settlement Phase if a subsequent
   the deceased             withdrawal would deplete the Contract Value to zero,
   Owner's spouse           and the remaining Lifetime Income Amount for the
                            year of withdrawal is still greater than zero.

                         - does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income
                            Plus For Life (Annual Step-Up Review) fee at that time.

3. The Covered Person    -  ends without any further benefit.
   and the Beneficiary
   is the deceased
   Owner's spouse

4. The Covered Person    -  ends without any further benefit.
   and the Beneficiary
   is not the deceased
   Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

          - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

          - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

          -    the date an Annuity Option begins;

          -    the date the Contract Value and the Benefit Base both equal zero;

          -    the death of the Covered Person; or

          -    termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base

The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

          -    Principal Plus - 5.00%

          -    Principal Plus for Life - 5.00%

          -    Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

          -    Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount

(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

          - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

          - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

          -    the Benefit Rate for the Rider (5%); by

          -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date

(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:


          - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.



          - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



          - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.


          - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

          - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

          - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

          - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

                    - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

                    - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

          - in the case of the Lifetime Income Amount, to equal the lesser of:

                    - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

                    - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:

          -    Credit Rate - 5%.

          -    initial Credit Period

               -    (for Principal Plus) - the first 5 Contract Years.


               - (for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.


               - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.

          - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

          - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise

          - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

          - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

          - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

          - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

          - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

          -    (for Principal Plus and Principal Plus for Life) 0.75%, and

          - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

          - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.


          - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.


          - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

          - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

          - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

          -    the Contract Value immediately after the withdrawal; or

          - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

          -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

          - 5% of the greater of: (a)the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

          -    the Lifetime Income Amount prior to the withdrawal; or

          - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:

          - the Contract Value as of the applicable date divided by the Owner's life expectancy; or

          - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

          - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

          - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

          - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

          - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:                                    THEN PRINCIPAL PLUS:
----------------------              ----------------------------------------------------------------
     1.  The deceased Owner's       -    Continues if the Benefit Base is greater than zero.
         spouse
                                    -    Within 30 days following the date we determine the death
                                         benefit under the Contract, provides the Beneficiary with
                                         an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the
                                         Benefit Base.

                                    -    Enters the Settlement Phase if a withdrawal would deplete
                                         the Contract Value to zero, and the Benefit Base is still
                                         greater than zero. (Death benefit distributions will be
                                         treated as withdrawals. Some methods of death benefit
                                         distribution may result in distribution amounts in excess
                                         of both the Guaranteed Withdrawal Amount and the Life
                                         Expectancy Distributions. In such cases, the Benefit Base
                                         may be automatically Reset, thereby possibly reducing the
                                         Guaranteed Minimum Withdrawal Benefit provided under this
                                         Rider).

                                    -    Continues to impose the Principal Plus fee.

                                    -    Continues to be eligible for any remaining Credits and
                                         Step-Ups, but we will change the date we determine and
                                         apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible
                                         Step-Up Dates will also be measured beginning from the
                                         death benefit determination date but the latest Step-Up
                                         Date will be no later than the 30th Contract Anniversary.

     2.  Not the deceased Owner's   -    Continues in the same manner as above, except that
         spouse                          Principal Plus does not continue to be eligible for any
                                         remaining Credits and Step-Ups, other than the initial
                                         Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
                            PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL
IF THE DECEASED OWNER IS:   STEP-UP:
-------------------------   ------------------------------------------------------------------------
1.   The Covered Person     -   Does not continue with respect to the Lifetime Income Amount, but
     and the Beneficiary        continues with respect to the Guaranteed Withdrawal Amount if the
     is the deceased            death benefit or the Benefit Base is greater than zero. We will
     Owner's spouse             automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

                            -   Enters the Settlement Phase if a withdrawal would deplete the
                                Contract Value to zero, and the Benefit Base is still greater than zero.

                            -   Continues to impose the Principal Plus for Life fee.

                            -   Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2.   The Covered Person     -   Continues in the same manner as 1, except that Principal Plus for
     and the Beneficiary        Life does not continue to be eligible for any remaining Credits and
     is not the deceased        Step-Ups, other than the initial Step-Up of the Benefit Base to
     Owner's spouse             equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3.   Not the Covered        -   Continues in the same manner as 1, except that the Rider continues
     Person and the             with respect to the Lifetime Income Amount for the Beneficiary. If
     Beneficiary is the         the Lifetime Income Amount has not been determined prior to the
     deceased Owner's           payment of any portion of the death benefit, we will determine the
     spouse                     initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4.   Not the Covered        -   Continues in the same manner as 1, except that the Rider continues
     Person and the             with respect to the Lifetime Income Amount for the Beneficiary. If
     Beneficiary is not         the Lifetime Income Amount has not been determined prior to the
     the deceased Owner's       payment of any portion of the death benefit, we will determine the
     spouse                     initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

                            -   In this case, does not continue to be eligible for any remaining
                                Bonuses and Step-Ups, other than the initial Step-Up of the Benefit
                                Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

          - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

          - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

          - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

          - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

          - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

          -    under Principal Plus, the date the Benefit Base depletes to zero;
               or

          - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

          -    under Principal Plus, the Maturity Date under the Contract; or

          - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

          - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

          -    termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefit

This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review the "Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM II. Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

          - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and

          - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE

The Growth Factor Income Base is equal to (a) less (b), where:

          - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and

          - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 20-Year Period Certain - (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

                                          ANNUAL FEE
                                          ----------
GUARANTEED RETIREMENT INCOME PROGRAM II      0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

          - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

          -    the termination of the Contract for any reason; or

          -    the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

          -    Venture Vantage(R) Contracts with no optional benefit Riders;

          - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;

          - Venture Vantage(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

          - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.


Please note that fees for the Guaranteed Retirement Income Program II, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus For Life, Income Plus For Life - Joint Life and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

             JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                    ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     12.127     11.742     10.347     10.076      9.281      7.364      9.654     11.190     12.500         --
Value at End of Year        7.497     12.127     11.742     10.347     10.076      9.281      7.364      9.654     11.190         --
No. of Units            1,692,558  2,092,224  2,557,276  3,030,689  3,719,701  4,066,725  3,415,567  3,091,176  1,351,791         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.089     12.680     11.178     10.891     10.037      7.968     10.451     12.500         --         --
Value at End of Year        8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451         --         --
No. of Units              787,031    837,104  1,020,996  1,425,102  1,782,811  1,867,019  1,937,018    709,497         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.308     11.941     10.543     10.288      9.496      7.549      9.916     11.517     12.500         --
Value at End of Year        7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916     11.517         --
No. of Units              118,730    153,658    181,845    228,511    292,495    350,601    437,656    491,831    141,045         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.909     12.531     11.069     10.806      9.979      7.937     10.431     12.500         --         --
Value at End of Year        7.961     12.909     12.531     11.069     10.806      9.979      7.937     10.431         --         --
No. of Units              334,732    465,696    538,272    637,425    694,611    722,266    645,400    514,816         --         --
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.679     16.176     14.278     13.927     12.859     10.222     12.500         --         --         --
Value at End of Year       10.280     16.679     16.176     14.278     13.927     12.859     10.222         --         --         --
No. of Units              583,762    531,854    574,688    694,681    740,284    616,291    411,632         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.632     16.139     14.252     13.908     12.849     10.219     12.500         --         --         --
Value at End of Year       10.246     16.632     16.139     14.252     13.908     12.849     10.219         --         --         --
No. of Units              325,403    410,538    480,246    601,264    766,823    630,294    668,650         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.492     16.027     14.174     13.853     12.817     10.209     12.500         --         --         --
Value at End of Year       10.144     16.492     16.027     14.174     13.853     12.817     10.209         --         --         --
No. of Units               44,898     75,383    102,448    107,999    130,106     62,241      4,654         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.445     15.990     14.149     13.835     12.807     10.206     12.500         --         --         --
Value at End of Year       10.110     16.445     15.990     14.149     13.835     12.807     10.206         --         --         --
No. of Units               72,643     93,769    114,312    127,114    169,743    146,674    129,388         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.026     18.526     16.418     16.078     14.906     12.500         --         --         --         --
Value at End of Year       11.679     19.026     18.526     16.418     16.078     14.906         --         --         --         --
No. of Units                2,491      4,608      4,666      4,602      4,402        580         --         --         --         --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     13.236     12.921     12.568     12.500         --         --         --         --         --         --
Value at End of Year       11.659     13.236     12.921     12.568         --         --         --         --         --         --
No. of Units              820,444  1,108,730  1,385,634  1,726,598         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.219     12.911     12.563     12.500         --         --         --         --         --         --
Value at End of Year       11.638     13.219     12.911     12.563         --         --         --         --         --         --
No. of Units              272,891    371,776    433,617    567,347         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     13.166     12.878     12.551     12.500         --         --         --         --         --         --
Value at End of Year       11.574     13.166     12.878     12.551         --         --         --         --         --         --
No. of Units               70,753    104,493    152,955    193,331         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.148     12.868     12.547     12.500         --         --         --         --         --         --
Value at End of Year       11.552     13.148     12.868     12.547         --         --         --         --         --         --
No. of Units              371,944    441,996         --    320,822         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     13.163     12.882     12.555     12.500         --         --         --         --         --         --
Value at End of Year       11.579     13.163     12.882     12.555         --         --         --         --         --         --
No. of Units            2,449,770  3,582,555  3,822,207  4,077,336         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.145     12.872     12.551     12.500         --         --         --         --         --         --
Value at End of Year       11.558     13.145     12.872     12.551         --         --         --         --         --         --
No. of Units              168,883    266,006    257,852    320,832         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.092     12.839     12.538     12.500         --         --         --         --         --         --
Value at End of Year       11.494     13.092     12.839     12.538         --         --         --         --         --         --
No. of Units            1,337,223  2,004,259  2,117,845  2,172,988         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.075     12.829     12.534     12.500         --         --         --         --         --         --
Value at End of Year       11.473     13.075     12.829     12.534         --         --         --         --         --         --
No. of Units               42,170     43,265     41,509     47,915         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.023     12.797     12.521     12.500         --         --         --         --         --         --
Value at End of Year       11.410     13.023     12.797     12.521         --         --         --         --         --         --
No. of Units              139,633    181,512    197,613    197,934         --         --         --         --         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     11.224      8.515     11.525     15.816     15.595     11.910
Value at End of Year           --         --         --         --     12.074     11.224      8.515     11.525     15.816     15.595
No. of Units                   --         --         --         --  2,851,331  3,726,585  4,191,450  5,299,655  6,158,356  1,500,020
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --      8.776      6.661      9.021     12.500         --         --
Value at End of Year           --         --         --         --      9.437      8.776      6.661      9.021         --         --
No. of Units                   --         --         --         --    825,482    976,747    932,953    524,872         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --      7.888      5.996      8.132     11.182     12.500         --
Value at End of Year           --         --         --         --      8.469      7.888      5.996      8.132     11.182         --
No. of Units                   --         --         --         --    695,275    762,087    921,850  1,236,461    929,491         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --      8.725      6.636      9.004     12.500         --         --
Value at End of Year           --         --         --         --      9.363      8.725      6.636      9.004         --         --
No. of Units                   --         --         --         --    372,809    458,624    501,204    383,969         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.576      9.562     12.500         --         --         --
Value at End of Year           --         --         --         --     13.522     12.576      9.562         --         --         --
No. of Units                   --         --         --         --    275,441    264,794    198,982         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.566      9.559     12.500         --         --         --
Value at End of Year           --         --         --         --     13.504     12.566      9.559         --         --         --
No. of Units                   --         --         --         --    275,196    311,375    258,493         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     12.535      9.550     12.500         --         --         --
Value at End of Year           --         --         --         --     13.451     12.535      9.550         --         --         --
No. of Units                   --         --         --         --     29,897     15,062      3,529         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.525      9.547     12.500         --         --         --
Value at End of Year           --         --         --         --     13.433     12.525      9.547         --         --         --
No. of Units                   --         --         --         --     77,883     90,519    184,125         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     15.708     12.500         --         --         --         --
Value at End of Year           --         --         --         --     16.822     15.708         --         --         --         --
No. of Units                   --         --         --         --      3,763      5,209         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     15.006     14.846     13.139     12.233     10.681      8.246     11.202     14.470     20.210     14.960
Value at End of Year        8.919     15.006     14.846     13.139     12.233     10.681      8.246     11.202     14.470     20.210
No. of Units            1,055,474  1,415,413  1,885,107  2,388,011  2,992,929  3,740,942  4,509,265  6,084,620  8,064,386  4,080,687
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     12.239     12.114     10.727      9.992      8.729      6.742      9.164     12.500         --         --
Value at End of Year        7.271     12.239     12.114     10.727      9.992      8.729      6.742      9.164         --         --
No. of Units              199,694    239,197    278,173    351,887    445,480    507,114    497,283    278,144         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      9.295      9.214      8.171      7.623      6.669      5.159      7.022      9.089     12.500         --
Value at End of Year        5.514      9.295      9.214      8.171      7.623      6.669      5.159      7.022      9.089         --
No. of Units              169,835    221,527    248,525    357,247    448,664    529,677    612,227    951,066    633,621         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.070     11.972     10.622      9.914      8.678      6.716      9.147     12.500         --         --
Value at End of Year        7.157     12.070     11.972     10.622      9.914      8.678      6.716      9.147         --         --
No. of Units              102,252    112,002    127,722    210,698    253,290    302,034    309,856    328,103         --         --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.961     18.805     16.673     15.550     13.609     10.530     12.500         --         --         --
Value at End of Year       11.248     18.961     18.805     16.673     15.550     13.609     10.530         --         --         --
No. of Units               41,376     60,740    105,112     76,393     79,436     66,706     39,486         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.908     18.761     16.643     15.530     13.597     10.526     12.500         --         --         --
Value at End of Year       11.210     18.908     18.761     16.643     15.530     13.597     10.526         --         --         --
No. of Units               40,458     61,542     65,451     77,751     83,424     68,986     50,763         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.749     18.632     16.552     15.468     13.564     10.516     12.500         --         --         --
Value at End of Year       11.099     18.749     18.632     16.552     15.468     13.564     10.516         --         --         --
No. of Units               11,386     10,393     12,115      8,258     12,986      3,187      2,118         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.696     18.589     16.522     15.448     13.553     10.513     12.500         --         --         --
Value at End of Year       11.062     18.696     18.589     16.522     15.448     13.553     10.513         --         --         --
No. of Units               21,998     28,991     22,524     24,601     29,952     31,067     21,065         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     20.801     18.516     17.338     15.234     12.500         --         --         --         --
Value at End of Year           --     20.889     20.801     18.516     17.338     15.234         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     17.794     16.129     15.370     14.322     13.655     10.731     14.418     19.212     21.871     15.352
Value at End of Year       10.171     17.794     16.129     15.370     14.322     13.655     10.731     14.418     19.212     21.871
No. of Units            1,344,976  1,761,636  2,194,454  2,647,052  3,496,415  4,204,121  5,232,727  7,107,575  8,283,310  3,396,125
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     10.899      9.884      9.423      8.785      8.380      6.589      8.857     12.500         --         --
Value at End of Year        6.226     10.899      9.884      9.423      8.785      8.380      6.589      8.857         --         --
No. of Units              473,670    568,872    700,299    788,410    992,134  1,115,708  1,264,682    524,872         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      9.453      8.585      8.198      7.654      7.312      5.758      7.751     10.350     12.500         --
Value at End of Year        5.392      9.453      8.585      8.198      7.654      7.312      5.758      7.751     10.350         --
No. of Units              393,057    521,080    598,547    733,648    931,986  1,171,903  1,345,602  1,973,351  1,211,311         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     10.749      9.767      9.331      8.716      8.331      6.564      8.841     12.500         --         --
Value at End of Year        6.128     10.749      9.767      9.331      8.716      8.331      6.564      8.841         --         --
No. of Units              247,617    294,843    356,884    453,187    560,830    630,769    678,676    782,842         --         --
ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.460     14.951     14.281     13.334     12.737     10.028     12.500         --         --         --
Value at End of Year        9.390     16.460     14.951     14.281     13.334     12.737     10.028         --         --         --
No. of Units              137,955    158,805    181,864    227,286    232,454    212,240    141,026         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.414     14.916     14.255     13.317     12.726     10.025     12.500         --         --         --
Value at End of Year        9.359     16.414     14.916     14.255     13.317     12.726     10.025         --         --         --
No. of Units              106,163    141,226    169,031    192,270    205,909    264,322    279,653         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.276     14.813     14.178     13.264     12.695     10.015     12.500         --         --         --
Value at End of Year        9.266     16.276     14.813     14.178     13.264     12.695     10.015         --         --         --
No. of Units               10,184     10,879     16,038     16,472     20,875     11,164      2,545         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.230     14.778     14.152     13.247     12.685     10.012     12.500         --         --         --
Value at End of Year        9.235     16.230     14.778     14.152     13.247     12.685     10.012         --         --         --
No. of Units               36,433     37,246     47,624     57,501     63,680     68,487     48,487         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.050     17.372     16.661     15.618     14.978     12.500         --         --         --         --
Value at End of Year       10.823     19.050     17.372     16.661     15.618     14.978         --         --         --         --
No. of Units                1,588      1,589      1,820      2,078      2,291      3,540         --         --         --         --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     17.146     16.077     14.358     13.794     12.082      8.869     12.482     12.500         --         --
Value at End of Year       12.023     17.146     16.077     14.358     13.794     12.082      8.869     12.482         --         --
No. of Units              372,142    501,216    640,589    825,575    857,693    814,821    455,621    234,580         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     17.089     16.031     14.325     13.769     12.066      8.861     12.477     12.500         --         --
Value at End of Year       11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477         --         --
No. of Units              265,685    308,875    390,824    491,176    513,252    505,793    439,949     94,320         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.919     15.896     14.225     13.693     12.018      8.839     12.465     12.500         --         --
Value at End of Year       11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465         --         --
No. of Units               71,223     83,653    103,990    171,768    208,129    149,633     62,686      9,206         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.863     15.850     14.192     13.668     12.002      8.832     12.461     12.500         --         --
Value at End of Year       11.794     16.863     15.850     14.192     13.668     12.002      8.832     12.461         --         --
No. of Units              109,692    139,569    178,070    221,343    265,489    280,415    162,792         --         --         --
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.504     17.395     15.561     14.991     13.149      9.666     12.500         --         --         --
Value at End of Year       12.959     18.504     17.395     15.561     14.991     13.149      9.666         --         --         --
No. of Units              175,387    210,309    280,891    282,281    303,149    175,933     74,509         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.451     17.355     15.533     14.972     13.139      9.663     12.500         --         --         --
Value at End of Year       12.916     18.451     17.355     15.533     14.972     13.139      9.663         --         --         --
No. of Units              142,599    192,332    242,640    270,902    305,150    291,673    152,503         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.296     17.235     15.448     14.913     13.107      9.653     12.500         --         --         --
Value at End of Year       12.788     18.296     17.235     15.448     14.913     13.107      9.653         --         --         --
No. of Units               34,732     40,631     57,549     52,442     43,545     22,125      2,841         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.245     17.195     15.420     14.893     13.096      9.650     12.500         --         --         --
Value at End of Year       12.745     18.245     17.195     15.420     14.893     13.096      9.650         --         --         --
No. of Units               39,757     34,907     51,827     62,423     70,025     56,377     25,657         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.073     19.891     17.864     17.279     15.217     12.500         --         --         --         --
Value at End of Year       14.699     21.073     19.891     17.864     17.279     15.217         --         --         --         --
No. of Units                2,910      2,972      4,133      5,466      6,413      7,324         --         --         --         --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year     12.509     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.642     12.509         --         --         --         --         --         --         --         --
No. of Units            6,591,156  2,978,384         --         --         --         --         --         --         --         --
No. of Units              200,982      9,425         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.505     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.635     12.505         --         --         --         --         --         --         --         --
No. of Units              284,301    199,677         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.493     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.613     12.493         --         --         --         --         --         --         --         --
No. of Units            4,027,669  1,712,634         --         --         --         --         --         --         --         --
No. of Units              386,123     10,049         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.488     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.606     12.488         --         --         --         --         --         --         --         --
No. of Units              119,255     91,715         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.476     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.584     12.476         --         --         --         --         --         --         --         --
No. of Units                7,192         --         --         --         --         --         --         --         --         --
AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     19.818     19.836     17.248     16.422     12.576     12.500         --         --         --         --
Value at End of Year       12.339     19.818     19.836     17.248     16.422     12.576         --         --         --         --
No. of Units              721,213    936,028  1,051,013  1,057,129     68,731  3,991,380         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.772     19.800     17.225     16.409     12.500         --         --         --         --         --
Value at End of Year       12.304     19.772     19.800     17.225     16.409         --         --         --         --         --
No. of Units              175,453    212,674    286,396    298,782     51,761         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.634     19.691     17.157     16.368     12.500         --         --         --         --         --
Value at End of Year       12.200     19.634     19.691     17.157     16.368         --         --         --         --         --
No. of Units              215,021    276,368    321,926    327,186     44,102         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.589     19.655     17.134     16.354     12.500         --         --         --         --         --
Value at End of Year       12.166     19.589     19.655     17.134     16.354         --         --         --         --         --
No. of Units               52,129     69,435     82,738     88,851     32,118         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.452     19.548     17.066     16.314     12.500         --         --         --         --         --
Value at End of Year       12.063     19.452     19.548     17.066     16.314         --         --         --         --         --
No. of Units               10,444     10,589     13,177     16,386     13,420         --         --         --         --         --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     13.165     13.012     12.410     12.500         --         --         --         --         --         --
Value at End of Year       11.689     13.165     13.012     12.410         --         --         --         --         --         --
No. of Units            3,740,977  5,244,296  3,087,417    791,907         --         --         --         --         --         --
No. of Units               23,655         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.149     13.003     12.408     12.500         --         --         --         --         --         --
Value at End of Year       11.669     13.149     13.003     12.408         --         --         --         --         --         --
No. of Units              285,360    308,760    144,903      4,248         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.101     12.976     12.400     12.500         --         --         --         --         --         --
Value at End of Year       11.609     13.101     12.976     12.400         --         --         --         --         --         --
No. of Units            2,690,987  3,553,358  1,989,870    561,066         --         --         --         --         --         --
No. of Units                4,003         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.085     12.967     12.397     12.500         --         --         --         --         --         --
Value at End of Year       11.589     13.085     12.967     12.397         --         --         --         --         --         --
No. of Units               71,639     98,610     30,006      2,777         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.038     12.939     12.390     12.500         --         --         --         --         --         --
Value at End of Year       11.530     13.038     12.939     12.390         --         --         --         --         --         --
No. of Units               53,112     65,045     73,960     44,228         --         --         --         --         --         --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year     12.562     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.538     12.562         --         --         --         --         --         --         --         --
No. of Units            5,155,882    300,457         --         --         --         --         --         --         --         --
No. of Units              194,041      2,907         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.561     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.533     12.561         --         --         --         --         --         --         --         --
No. of Units               64,228        131         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.559     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.519     12.559         --         --         --         --         --         --         --         --
No. of Units            3,144,685    209,720         --         --         --         --         --         --         --         --
No. of Units              321,333        841         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.558     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.514     12.558         --         --         --         --         --         --         --         --
No. of Units               20,726         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --     12.556         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year     12.558     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.054     12.558         --         --         --         --         --         --         --         --
No. of Units            5,973,665    677,920         --         --         --         --         --         --         --         --
No. of Units              446,464      4,066         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.557     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.050     12.557         --         --         --         --         --         --         --         --
No. of Units               93,111     14,958         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.554     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.036     12.554         --         --         --         --         --         --         --         --
No. of Units            3,141,892    348,101         --         --         --         --         --         --         --         --
No. of Units              237,587      3,712         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.554     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.032     12.554         --         --         --         --         --         --         --         --
No. of Units               49,868    194,707         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.551     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.018     12.551         --         --         --         --         --         --         --         --
No. of Units                   93         --         --         --         --         --         --         --         --         --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     13.217     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.979     13.217         --         --         --         --         --         --         --         --
No. of Units            1,599,850  1,651,994         --         --         --         --         --         --         --         --
No. of Units                5,051        225         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.212     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.972     13.212         --         --         --         --         --         --         --         --
No. of Units              153,195    324,098         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.199     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.952     13.199         --         --         --         --         --         --         --         --
No. of Units            1,223,814  1,195,487         --         --         --         --         --         --         --         --
No. of Units                   81         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.195     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.946     13.195         --         --         --         --         --         --         --         --
No. of Units               22,412    111,862         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.181     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.926     13.181         --         --         --         --         --         --         --         --
No. of Units               15,833      1,443         --         --         --         --         --         --         --         --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     13.489     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.136     13.489         --         --         --         --         --         --         --         --
No. of Units              621,381    468,652         --         --         --         --         --         --         --         --
No. of Units                3,570        149         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.484     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.131     13.484         --         --         --         --         --         --         --         --
No. of Units               76,729     42,830         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.471     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.116     13.471         --         --         --         --         --         --         --         --
No. of Units              490,615    355,100         --         --         --         --         --         --         --         --
No. of Units                  291         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.466     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.111     13.466         --         --         --         --         --         --         --         --
No. of Units               25,200     23,567         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.453     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.095     13.453         --         --         --         --         --         --         --         --
No. of Units                8,718     14,681         --         --         --         --         --         --         --         --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     22.720     20.653     19.130     16.808     15.254     12.500         --         --         --         --
Value at End of Year       12.464     22.720     20.653     19.130     16.808     15.254         --         --         --         --
No. of Units            7,016,389  7,054,344  6,656,145  5,934,668  4,644,778    418,891         --         --         --         --
No. of Units               23,671         26         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     22.667     20.616     19.105     16.794     15.249     12.500         --         --         --         --
Value at End of Year       12.429     22.667     20.616     19.105     16.794     15.249         --         --         --         --
No. of Units            1,399,972  1,501,740  1,559,053  1,538,451  1,272,300    718,849         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     22.509     20.503     19.029     16.752     15.234     12.500         --         --         --         --
Value at End of Year       12.323     22.509     20.503     19.029     16.752     15.234         --         --         --         --
No. of Units            3,242,812  3,033,263  2,791,715  2,148,990  1,426,218    391,517         --         --         --         --
No. of Units                3,491         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     22.457     20.466     19.004     16.738     15.229     12.500         --         --         --         --
Value at End of Year       12.289     22.457     20.466     19.004     16.738     15.229         --         --         --         --
No. of Units              492,657    538,602    577,644    606,479    554,304    345,397         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     22.300     20.354     18.928     16.697     15.214     12.500         --         --         --         --
Value at End of Year       12.185     22.300     20.354     18.928     16.697     15.214         --         --         --         --
No. of Units              157,997    140,682    162,023    154,299    106,452     21,893         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     20.007     19.450     17.234     16.624     15.373     12.500         --         --         --         --
Value at End of Year       12.179     20.007     19.450     17.234     16.624     15.373         --         --         --         --
No. of Units            5,927,450  6,494,981  5,744,824  4,904,505  3,699,484    233,294         --         --         --         --
No. of Units               12,324        198         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.960     19.415     17.211     16.610     15.368     12.500         --         --         --         --
Value at End of Year       12.145     19.960     19.415     17.211     16.610     15.368         --         --         --         --
No. of Units              659,631    727,621    828,137    744,175    713,661    369,963         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.821     19.309     17.143     16.569     15.353     12.500         --         --         --         --
Value at End of Year       12.042     19.821     19.309     17.143     16.569     15.353         --         --         --         --
No. of Units            3,100,125  3,148,358  2,756,448  2,110,126  1,371,928    258,399         --         --         --         --
No. of Units                5,922         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.775     19.273     17.120     16.555     15.348     12.500         --         --         --         --
Value at End of Year       12.008     19.775     19.273     17.120     16.555     15.348         --         --         --         --
No. of Units              272,858    296,539    396,268    398,432    407,440    262,795         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.637     19.168     17.052     16.514     15.333     12.500         --         --         --         --
Value at End of Year       11.906     19.637     19.168     17.052     16.514     15.333         --         --         --         --
No. of Units              324,116    313,573    334,377    334,457    266,264     15,335         --         --         --         --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     11.959     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.903     11.959         --         --         --         --         --         --         --         --
No. of Units              292,356    303,150         --         --         --         --         --         --         --         --
No. of Units                  394         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.955     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.895     11.955         --         --         --         --         --         --         --         --
No. of Units              111,488    140,592         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.943     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.873     11.943         --         --         --         --         --         --         --         --
No. of Units              216,736    270,660         --         --         --         --         --         --         --         --
No. of Units                3,231      1,464         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.939     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.866     11.939         --         --         --         --         --         --         --         --
No. of Units               16,134     16,408         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     11.927     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.843     11.927         --         --         --         --         --         --         --         --
No. of Units                2,885        319         --         --         --         --         --         --         --         --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     31.430     26.735     22.946     19.280     16.491     12.500         --         --         --         --
Value at End of Year       17.802     31.430     26.735     22.946     19.280     16.491         --         --         --         --
No. of Units            3,267,216  3,602,354  3,450,578  2,717,581  1,774,536     98,509         --         --         --         --
No. of Units                3,510         65         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     31.357     26.686     22.916     19.264     16.486     12.500         --         --         --         --
Value at End of Year       17.751     31.357     26.686     22.916     19.264     16.486         --         --         --         --
No. of Units              530,180    646,241    617,171    540,843    331,950    120,265         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     31.139     26.540     22.825     19.217     16.470     12.500         --         --         --         --
Value at End of Year       17.601     31.139     26.540     22.825     19.217     16.470         --         --         --         --
No. of Units            1,545,856  1,526,563  1,451,379  1,083,099    611,849     67,542         --         --         --         --
No. of Units                  420         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     31.066     26.492     22.795     19.201     16.464     12.500         --         --         --         --
Value at End of Year       17.552     31.066     26.492     22.795     19.201     16.464         --         --         --         --
No. of Units              181,725    213,709    201,178    193,737    110,140     77,985         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     30.850     26.347     22.704     19.153     16.448     12.500         --         --         --         --
Value at End of Year       17.403     30.850     26.347     22.704     19.153     16.448         --         --         --         --
No. of Units               84,531     85,076     99,760     95,016     45,729      2,697         --         --         --         --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     14.912     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.419     14.912         --         --         --         --         --         --         --         --
No. of Units              464,125    611,579         --         --         --         --         --         --         --         --
No. of Units                6,025         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.907     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.412     14.907         --         --         --         --         --         --         --         --
No. of Units              210,011    286,026         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.892         --         --         --         --         --         --         --         --         --
Value at End of Year        8.390     14.892         --         --         --         --         --         --         --         --
No. of Units              205,568    215,118         --         --         --         --         --         --         --         --
No. of Units                3,221         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.887     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.383     14.887         --         --         --         --         --         --         --         --
No. of Units               54,181    237,954         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.872     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.362     14.872         --         --         --         --         --         --         --         --
No. of Units                7,523     14,984         --         --         --         --         --         --         --         --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits
Value at Start of Year     22.810     22.794     19.027     18.800     17.213     13.139     16.252     15.865     14.326     12.027
Value at End of Year       14.185     22.810     22.794     19.027     18.800     17.213     13.139     16.252     15.865     14.326
No. of Units              117,839    190,524    244,854    301,470    394,202    465,530    554,649    712,421    713,263    407,865
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     17.061     17.058     14.246     14.083     12.900     12.022     12.621     12.500         --         --
Value at End of Year       10.605     17.061     17.058     14.246     14.083     12.900     12.022     12.621         --         --
No. of Units               73,422    100,879    125,317    145,876    156,004    175,040    209,140         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     19.266     19.291     16.135     15.975     14.655     11.209     13.893     13.589     12.500         --
Value at End of Year       11.957     19.266     19.291     16.135     15.975     14.655     11.209     13.893     13.589         --
No. of Units               51,566     54,723     73,711     82,047    113,069    134,896    168,395    142,919    126,531         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.826     16.857     14.106     13.973     12.825      9.814     12.170     12.500         --         --
Value at End of Year       10.438     16.826     16.857     14.106     13.973     12.825      9.814     12.170         --         --
No. of Units               26,353     28,895     35,516     54,962     60,772     63,712     73,643     57,968         --         --
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
11-21-2003)
Contracts with no Optional Benefits
Value at Start of Year     23.464     20.401     17.806     16.386     14.573     13.501         --         --         --         --
Value at End of Year       18.581     23.464     20.401     17.806     16.386     14.573         --         --         --         --
No. of Units                5,175      7,172      8,111     11,647     12,453     12,631         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     23.991     20.869     18.224     16.779     14.930     13.832         --         --         --         --
Value at End of Year       18.989     23.991     20.869     18.224     16.779     14.930         --         --         --         --
No. of Units                1,888      1,904        853        862        870        878         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     20.273     17.662     15.446     14.243     12.693     11.761         --         --         --         --
Value at End of Year       16.022     20.273     17.662     15.446     14.243     12.693         --         --         --         --
No. of Units                  786      3,254      3,895      5,233      5,319      6,080         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     23.661     20.623     18.045     16.648     14.843     13.755         --         --         --         --
Value at End of Year       18.690     23.661     20.623     18.045     16.648     14.843         --         --         --         --
No. of Units                   --         --         --         --         --      1,919         --         --         --         --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
7-20-1998)
Contracts with no Optional Benefits
Value at Start of Year     28.041     28.779     25.941     23.898     21.143     15.056     20.082     15.730     13.943     10.569
Value at End of Year       16.510     28.041     28.779     25.941     23.898     21.143     15.056     20.082     15.730     13.943
No. of Units               71,176     85,357     93,778    112,117    127,136    150,351    208,180    318,521    225,025    133,116
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     20.552     21.104     19.032     17.542     15.528     14.578     12.660     12.500         --         --
Value at End of Year       12.095     20.552     21.104     19.032     17.542     15.528     14.578     12.660         --         --
No. of Units               53,288     71,148     72,216     83,514     87,288     99,997    134,961         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     22.160     22.789     20.582     18.999     16.843     12.018     16.062     12.607     12.500         --
Value at End of Year       13.021     22.160     22.789     20.582     18.999     16.843     12.018     16.062     12.607         --
No. of Units               10,664     10,480     10,525     12,463     27,656     31,084    123,674     18,359     17,412         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     20.270     20.856     18.846     17.405     15.437     11.020     14.736     12.500         --         --
Value at End of Year       11.905     20.270     20.856     18.846     17.405     15.437     11.020     14.736         --         --
No. of Units               19,739     27,451     35,696     43,629     56,721     59,290     66,231     55,506         --         --
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     19.488     17.556     16.270     15.647     14.576     11.460     15.367     18.279     19.091     16.235
Value at End of Year       11.026     19.488     17.556     16.270     15.647     14.576     11.460     15.367     18.279     19.091
No. of Units            3,653,608  4,934,843  6,013,245  7,336,995  8,983,863 10,522,877 12,089,341 15,305,956 17,641,989 10,866,171
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.077     11.786     10.928     10.516      9.800      7.709     10.343     12.500         --         --
Value at End of Year        7.395     13.077     11.786     10.928     10.516      9.800      7.709     10.343         --         --
No. of Units            1,495,280  1,526,475  1,813,086  2,085,695  2,353,351  2,561,457  2,612,866  1,380,752         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.141     10.960     10.177      9.807      9.154      7.212      9.690     11.549     12.500         --
Value at End of Year        6.855     12.141     10.960     10.177      9.807      9.154      7.212      9.690     11.549         --
No. of Units              660,700    807,358    977,880  1,214,882  1,582,240  1,968,862  2,277,364  2,836,814  1,770,738         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.897     11.648     10.821     10.433      9.743      7.680     10.324     12.500         --         --
Value at End of Year        7.278     12.897     11.648     10.821     10.433      9.743      7.680     10.324         --         --
No. of Units              564,940    521,200    616,612    753,696    859,515  1,064,001  1,081,223    979,632         --         --
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.207     15.534     14.432     13.910     12.982     10.219     12.500         --         --         --
Value at End of Year        9.719     17.207     15.534     14.432     13.910     12.982     10.219         --         --         --
No. of Units              961,849  1,015,086  1,089,323  1,204,800  1,158,877    617,589    418,888         --         --         --
No. of Units                3,162        116         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.158     15.498     14.405     13.892     12.971     10.216     12.500         --         --         --
Value at End of Year        9.687     17.158     15.498     14.405     13.892     12.971     10.216         --         --         --
No. of Units              659,733    605,852    682,919    780,146    920,211    993,353    830,791         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.014     15.390     14.327     13.837     12.939     10.206     12.500         --         --         --
Value at End of Year        9.591     17.014     15.390     14.327     13.837     12.939     10.206         --         --         --
No. of Units              320,156    300,226    291,720    297,497    213,224     30,882     10,085         --         --         --
No. of Units                4,685         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.966     15.355     14.301     13.819     12.929     10.203     12.500         --         --         --
Value at End of Year        9.559     16.966     15.355     14.301     13.819     12.929     10.203         --         --         --
No. of Units              137,775    136,441    138,482    150,826    168,929    198,881    257,943         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.195     17.399     16.229     15.705     14.716     12.500         --         --         --         --
Value at End of Year       10.799     19.195     17.399     16.229     15.705     14.716         --         --         --         --
No. of Units               41,152     35,896     39,457     44,726     15,252      6,382         --         --         --         --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     10.233      9.313      9.249      8.240      7.655      6.005      8.790     10.943     12.500         --
Value at End of Year        6.325     10.233      9.313      9.249      8.240      7.655      6.005      8.790     10.943         --
No. of Units            2,326,416  3,102,607  3,814,463    498,674    649,887    773,035    877,164    410,618      8,809         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     10.955      9.975      9.911      8.834      8.211      6.444      9.438     12.500         --         --
Value at End of Year        6.768     10.955      9.975      9.911      8.834      8.211      6.444      9.438         --         --
No. of Units              785,173    918,328  1,179,429    433,884    405,175    431,116    432,315     94,320         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     10.088      9.199      9.154      8.171      7.606      5.979      8.769     10.939     12.500         --
Value at End of Year        6.222     10.088      9.199      9.154      8.171      7.606      5.979      8.769     10.939         --
No. of Units              434,914    495,252    635,062     72,018     71,762     87,775    111,103     75,810         22         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     10.805      9.858      9.814      8.765      8.163      6.420      9.421     12.500         --         --
Value at End of Year        6.661     10.805      9.858      9.814      8.765      8.163      6.420      9.421         --         --
No. of Units              467,155    553,880    671,366    267,210    304,411    371,086    376,677         --         --         --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.148     14.728     14.655     13.090     12.172      9.556     12.500         --         --         --
Value at End of Year        9.959     16.148     14.728     14.655     13.090     12.172      9.556         --         --         --
No. of Units              430,637    463,276    563,128    182,168    195,765    211,754    124,844         --         --         --
No. of Units                1,481        123         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.102     14.694     14.628     13.073     12.162      9.553     12.500         --         --         --
Value at End of Year        9.926     16.102     14.694     14.628     13.073     12.162      9.553         --         --         --
No. of Units              515,587    564,111    725,105    260,127    290,967    349,655    269,814         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.967     12.965     14.549     13.021     12.132      9.544     12.500         --         --         --
Value at End of Year        9.828     15.967     12.965     14.549     13.021     12.132      9.544         --         --         --
No. of Units               47,068     49,925    128,538     15,268      6,137      3,248      4,124         --         --         --
No. of Units                  217         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.922     14.558     14.522     13.004     12.122      9.541     12.500         --         --         --
Value at End of Year        9.795     15.922     14.558     14.522     13.004     12.122      9.541         --         --         --
No. of Units              133,052    161,864    245,865    111,830    117,664    139,164     92,222         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.403     17.768     14.549     15.918     14.861     12.500         --         --         --         --
Value at End of Year       11.919     19.403     17.768     14.549     15.918     14.861         --         --         --         --
No. of Units                1,787      2,025      2,706         --         --         --         --         --         --         --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.061         --         --         --         --         --         --         --         --         --
No. of Units            1,122,606         --         --         --         --         --         --         --         --         --
No. of Units               44,582         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.058         --         --         --         --         --         --         --         --         --
No. of Units               76,490         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.051         --         --         --         --         --         --         --         --         --
No. of Units              804,014         --         --         --         --         --         --         --         --         --
No. of Units               17,083         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.048         --         --         --         --         --         --         --         --         --
No. of Units               19,723         --         --         --         --         --         --         --         --         --
CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     14.484     16.872     14.793     13.755     12.500         --         --         --         --         --
Value at End of Year        7.746     14.484     16.872     14.793     13.755         --         --         --         --         --
No. of Units              248,778    135,419    354,296    162,522     66,024         --         --         --         --         --
No. of Units                7,444        340         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.458     16.850     14.781     13.750     12.500         --         --         --         --         --
Value at End of Year        7.728     14.458     16.850     14.781     13.750         --         --         --         --         --
No. of Units               35,612     36,853     61,599     44,794     39,956         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.379     16.783     14.744     13.736     12.500         --         --         --         --         --
Value at End of Year        7.674     14.379     16.783     14.744     13.736         --         --         --         --         --
No. of Units               25,395     36,210     61,604     29,081     11,947         --         --         --         --         --
No. of Units                1,357      1,215         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.352     16.761     14.732     13.732     12.500         --         --         --         --         --
Value at End of Year        7.656     14.352     16.761     14.732     13.732         --         --         --         --         --
No. of Units               20,994     22,933     20,046     11,696         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.274     16.694     14.695     13.718     12.500         --         --         --         --         --
Value at End of Year        7.603     14.274     16.694     14.695     13.718         --         --         --         --         --
No. of Units                5,495      4,417      3,925      4,249      4,310         --         --         --         --         --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.743         --         --         --         --         --         --         --         --         --
No. of Units              322,524         --         --         --         --         --         --         --         --         --
No. of Units                4,724         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.740         --         --         --         --         --         --         --         --         --
No. of Units               36,224         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.733         --         --         --         --         --         --         --         --         --
No. of Units              133,051         --         --         --         --         --         --         --         --         --
No. of Units               23,530         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.731         --         --         --         --         --         --         --         --         --
No. of Units               18,881         --         --         --         --         --         --         --         --         --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     13.286     12.724     12.471     12.500         --         --         --         --         --         --
Value at End of Year       13.493     13.286     12.724     12.471         --         --         --         --         --         --
No. of Units               63,515     43,381     25,805     20,230         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.269     12.713     12.467     12.500         --         --         --         --         --         --
Value at End of Year       13.468     13.269     12.713     12.467         --         --         --         --         --         --
No. of Units               46,736     15,474      8,071      2,581         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.216     12.681     12.455     12.500         --         --         --         --         --         --
Value at End of Year       13.394     13.216     12.681     12.455         --         --         --         --         --         --
No. of Units               23,549     13,190     12,579      5,124         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.198     12.671     12.450     12.500         --         --         --         --         --         --
Value at End of Year       13.369     13.198     12.671     12.450         --         --         --         --         --         --
No. of Units               16,774      6,127      2,287        120         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     12.639     12.438         --         --         --         --         --         --         --
Value at End of Year           --     13.145     12.639         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     14.204     15.357     14.648     14.065     12.500         --         --         --         --         --
Value at End of Year        6.350     14.204     15.357     14.648     14.065         --         --         --         --         --
No. of Units              259,278    285,557    336,984    456,258    300,879         --         --         --         --         --
No. of Units                9,998        347         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.178     15.337     14.636     14.060     12.500         --         --         --         --         --
Value at End of Year        6.335     14.178     15.337     14.636     14.060         --         --         --         --         --
No. of Units               40,468     67,275     60,966     46,608     24,071         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.100     15.276     14.600     14.046     12.500         --         --         --         --         --
Value at End of Year        6.291     14.100     15.276     14.600     14.046         --         --         --         --         --
No. of Units              193,397    173,408    165,723    202,252     97,703         --         --         --         --         --
No. of Units                  168         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.074     15.256     14.588     14.041     12.500         --         --         --         --         --
Value at End of Year        6.276     14.074     15.256     14.588     14.041         --         --         --         --         --
No. of Units               14,990     13,333     10,984     19,277     10,929         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.997     15.195     14.551     14.028     12.500         --         --         --         --         --
Value at End of Year        6.233     13.997     15.195     14.551     14.028         --         --         --         --         --
No. of Units                  936         --        612        596         --         --         --         --         --         --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.126         --         --         --         --         --         --         --         --         --
No. of Units              857,359         --         --         --         --         --         --         --         --         --
No. of Units               31,379         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.124         --         --         --         --         --         --         --         --         --
No. of Units               86,740         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.116         --         --         --         --         --         --         --         --         --
No. of Units              217,733         --         --         --         --         --         --         --         --         --
No. of Units                8,842         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.114         --         --         --         --         --         --         --         --         --
No. of Units                7,449         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     17.246     16.745     15.804     14.990     13.799     13.915
Value at End of Year           --         --         --         --     17.634     17.246     16.745     15.804     14.990     13.799
No. of Units                   --         --         --         --  1,511,253  1,907,734  2,442,822  2,281,380  1,367,339    782,445
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --     14.230     13.823     13.053     12.500         --         --
Value at End of Year           --         --         --         --     14.543     14.230     13.823     13.053         --         --
No. of Units                   --         --         --         --    517,689    572,419    751,598    292,647         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     15.086     14.676     13.879     13.191     12.500         --
Value at End of Year           --         --         --         --     15.394     15.086     14.676     13.879     13.191         --
No. of Units                   --         --         --         --    198,355    235,963    276,074    242,746     99,109         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --     14.147     13.770     13.029     12.500         --         --
Value at End of Year           --         --         --         --     14.429     14.147     13.770     13.029         --         --
No. of Units                   --         --         --         --    376,807    448,023    512,954    407,305         --         --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.583     13.190     12.500         --         --         --
Value at End of Year           --         --         --         --     13.862     13.583     13.190         --         --         --
No. of Units                   --         --         --         --  2,476,596    323,297    179,876         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     13.572     13.186     12.500         --         --         --
Value at End of Year           --         --         --         --     13.844     13.572     13.186         --         --         --
No. of Units                   --         --         --         --    304,220    355,060    396,454         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     13.539     13.173     12.500         --         --         --
Value at End of Year           --         --         --         --     13.789     13.539     13.173         --         --         --
No. of Units                   --         --         --         --  1,236,318     61,577     35,449         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     13.528     13.169     12.500         --         --         --
Value at End of Year           --         --         --         --     13.771     13.528     13.169         --         --         --
No. of Units                   --         --         --         --     48,405     58,173     53,428         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     12.537     12.500         --         --         --         --
Value at End of Year           --         --         --         --     12.744     12.537         --         --         --         --
No. of Units                   --         --         --         --    124,568        359         --         --         --         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --      5.457      4.992      4.510      4.164      3.278      4.647      7.899     12.500         --
Value at End of Year           --      5.871      5.457      4.992      4.510      4.164      3.278      4.647      7.899         --
No. of Units                   --  1,944,127  2,593,034  3,297,861  3,682,323  4,600,036  3,560,014  4,546,109  3,937,816         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --      7.358      6.734      6.087      5.624      4.428      6.282     12.500         --         --
Value at End of Year           --      7.912      7.358      6.734      6.087      5.624      4.428      6.282         --         --
No. of Units                   --    888,315  1,056,334  1,368,166  1,563,174  1,821,405    604,737    393,388         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --      5.987      5.487      4.968      4.596      3.625      5.150      8.771     12.500         --
Value at End of Year           --      6.428      5.987      5.487      4.968      4.596      3.625      5.150      8.771         --
No. of Units                   --    281,887    328,455    647,824    698,341    943,142    685,798    906,381    628,926         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --      7.271      6.668      6.040      5.591      4.411      6.270     12.500         --         --
Value at End of Year           --      7.803      7.271      6.668      6.040      5.591      4.411      6.270         --         --
No. of Units                   --    426,662    550,110    735,843    783,628    904,887    399,684    363,236         --         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --     16.752     15.365     13.932     12.861     10.116     12.500         --         --         --
Value at End of Year           --     18.007     16.752     15.365     13.932     12.861     10.116         --         --         --
No. of Units                   --    185,542    236,038    314,775    337,416    353,316     54,045         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     16.713     15.338     13.913     12.850     10.113     12.500         --         --         --
Value at End of Year           --     17.956     16.713     15.338     13.913     12.850     10.113         --         --         --
No. of Units                   --    178,491    241,918    300,631    345,192    380,448     70,944         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     16.597     15.254     13.858     12.819     10.103     12.500         --         --         --
Value at End of Year           --     17.805     16.597     15.254     13.858     12.819     10.103         --         --         --
No. of Units                   --     20,366     23,706     24,704     16,495     11,880      1,349         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     16.559     15.226     13.840     12.808     10.100     12.500         --         --         --
Value at End of Year           --     17.755     16.559     15.226     13.840     12.808     10.100         --         --         --
No. of Units                   --     39,566     47,942     78,301     76,525    100,761     40,527         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     19.979     18.399     16.749     15.524     12.500         --         --         --         --
Value at End of Year           --     21.390     19.979     18.399     16.749     15.524         --         --         --         --
No. of Units                   --      3,256      2,968      6,214      1,677      4,452         --         --         --         --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --     19.688     17.951     16.978     16.170     12.500         --         --         --         --
Value at End of Year           --     20.107     19.688     17.951     16.978     16.170         --         --         --         --
No. of Units                   --     65,680     75,745     54,808     22,622      7,860         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     19.652     17.927     16.964     16.164     12.500         --         --         --         --
Value at End of Year           --     20.061     19.652     17.927     16.964     16.164         --         --         --         --
No. of Units                   --     44,201     48,286     41,258      5,719      9,518         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     19.544     17.856     16.922     16.148     12.500         --         --         --         --
Value at End of Year           --     19.921     19.544     17.856     16.922     16.148         --         --         --         --
No. of Units                   --     12,147     14,709      8,284      6,021        824         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     19.509     17.832     16.908     16.143     12.500         --         --         --         --
Value at End of Year           --     19.875     19.509     17.832     16.908     16.143         --         --         --         --
No. of Units                   --     11,658     16,930     20,835      2,946        468         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     19.402     17.761     16.866     16.127     12.500         --         --         --         --
Value at End of Year           --     19.736     19.402     17.761     16.866     16.127         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.571     17.458     17.314     16.978     15.245     11.080     15.896     20.765     22.036     12.896
Value at End of Year       10.371     18.571     17.458     17.314     16.978     15.245     11.080     15.896     20.765     22.036
No. of Units              612,110    797,911  1,015,741  1,320,350     62,845  2,121,607  2,358,050  2,759,819  3,242,424    918,233
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     10.585      9.955      9.878     16.964      8.706      6.331      9.087     12.500         --         --
Value at End of Year        5.908     10.585      9.955      9.878     16.964      8.706      6.331      9.087         --         --
No. of Units              350,266    414,972    474,782    669,119     11,554    899,477    763,595    327,181         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      9.642      9.082      9.025     16.922      7.978      5.811      8.353     10.933     12.500         --
Value at End of Year        5.374      9.642      9.082      9.025     16.922      7.978      5.811      8.353     10.933         --
No. of Units              156,800    195,313    235,597    374,610      5,761    579,032    613,744    752,680    514,633         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     10.439      9.838      9.781     16.908      8.655      6.307      9.070     12.500         --         --
Value at End of Year        5.815     10.439      9.838      9.781     16.908      8.655      6.307      9.070         --         --
No. of Units              194,368    199,558    221,667    287,639      2,315    432,182    358,630    262,187         --         --
EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.853     14.932     14.841     14.374     13.115      9.550     12.500         --         --         --
Value at End of Year        8.835     15.853     14.932     14.841     14.374     13.115      9.550         --         --         --
No. of Units              169,386    183,275    239,789    294,119    352,263    323,405    197,066         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.809     14.897     14.814     14.355     13.104      9.547     12.500         --         --         --
Value at End of Year        8.806     15.809     14.897     14.814     14.355     13.104      9.547         --         --         --
No. of Units              199,650    242,620    347,952    524,085    564,379    659,419    372,100         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.676     14.794     14.733     14.298     13.072      9.537     12.500         --         --         --
Value at End of Year        8.718     15.676     14.794     14.733     14.298     13.072      9.537         --         --         --
No. of Units               45,060     72,056    157,785    160,513    143,737     47,965      3,015         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.632     14.760     14.706     14.279     13.062      9.534     12.500         --         --         --
Value at End of Year        8.689     15.632     14.760     14.706     14.279     13.062      9.534         --         --         --
No. of Units               33,337     41,256     59,005     80,103     85,393     96,750     78,438         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.226     18.181     18.142     17.642     16.162     12.500         --         --         --         --
Value at End of Year       10.671     19.226     18.181     18.142     17.642     16.162         --         --         --         --
No. of Units                5,582      4,341      1,005      5,958      2,652      4,706         --         --         --         --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     23.439     23.037     19.656     19.209     16.993     13.744     16.096     16.141     14.507     14.249
Value at End of Year       14.778     23.439     23.037     19.656     19.209     16.993     13.744     16.096     16.141     14.507
No. of Units            2,720,219  3,796,257  4,751,690  5,496,685  6,153,154    668,978  7,402,804  7,841,275  5,986,441  5,176,955
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     18.081     17.779     15.178     14.840     13.135     10.628     12.454     12.500         --         --
Value at End of Year       11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454         --         --
No. of Units            1,087,206  1,349,172  1,596,802  1,847,564  2,037,117  2,097,074  2,240,720    985,726         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     20.429     20.118     17.200     16.843     14.930     12.099     14.198     14.266     12.500         --
Value at End of Year       12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198     14.266         --
No. of Units              303,845    437,070    623,374    820,592    891,159    916,643  1,028,855    912,362    301,379         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     17.832     17.570     15.029     14.724     13.058     10.587     12.431     12.500         --         --
Value at End of Year       11.215     17.832     17.570     15.029     14.724     13.058     10.587     12.431         --         --
No. of Units              589,523    681,556    778,853    843,398    918,043  1,105,534  1,217,713    887,859         --         --
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.609     17.337     14.826     14.517     12.865     10.419     12.500         --         --         --
Value at End of Year       11.068     17.609     17.337     14.826     14.517     12.865     10.419         --         --         --
No. of Units            1,301,837  1,462,922  1,560,317  1,745,873  1,642,979  1,114,993    766,558         --         --         --
No. of Units                8,884        112         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.559     17.297     14.799     14.498     12.854     10.416     12.500         --         --         --
Value at End of Year       11.031     17.559     17.297     14.799     14.498     12.854     10.416         --         --         --
No. of Units              947,866  1,121,037  1,398,893  1,519,572  1,592,298  1,601,764  1,252,762         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.411     17.177     14.718     14.440     12.823     10.406     12.500         --         --         --
Value at End of Year       10.922     17.411     17.177     14.718     14.440     12.823     10.406         --         --         --
No. of Units              389,332    424,106    421,534    431,365    266,760     80,834     16,980         --         --         --
No. of Units                7,272         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.362     17.138     14.692     14.421     12.812     10.402     12.500         --         --         --
Value at End of Year       10.886     17.362     17.138     14.692     14.421     12.812     10.402         --         --         --
No. of Units              221,324    252,289    276,073    313,751    334,690    370,557    371,473         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     20.191     19.960     17.136     16.846     14.989     12.500         --         --         --         --
Value at End of Year       12.640     20.191     19.960     17.136     16.846     14.989         --         --         --         --
No. of Units               19,190     12,478     13,221     13,824     19,120      7,873         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     15.995     17.435     14.382     13.305     12.243      9.308     11.513     12.500         --         --
Value at End of Year        8.716     15.995     17.435     14.382     13.305     12.243      9.308     11.513         --         --
No. of Units              169,804    247,547    371,403    432,972    436,311    527,572    461,221    309,852         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     15.942     17.386     14.348     13.281     12.226      9.300     11.509     12.500         --         --
Value at End of Year        8.683     15.942     17.386     14.348     13.281     12.226      9.300     11.509         --         --
No. of Units              253,683    294,654    356,861    421,104    490,344    563,860    547,213    132,049         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     15.783     17.239     14.248     13.208     12.177      9.277     11.497     12.500         --         --
Value at End of Year        8.583     15.783     17.239     14.248     13.208     12.177      9.277     11.497         --         --
No. of Units               28,036     33,725     41,416     40,775     54,269     58,181     58,967     21,736         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     15.730     17.190     14.215     13.183     12.161      9.269     11.493     12.500         --         --
Value at End of Year        8.550     15.730     17.190     14.215     13.183     12.161      9.269     11.493         --         --
No. of Units              105,734    110,356    154,580    157,218    177,248    188,866    214,440    150,907         --         --
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.434     19.026     15.739     14.580     13.452     10.241     12.500         --         --         --
Value at End of Year        9.483     17.434     19.026     15.739     14.580     13.452     10.241         --         --         --
No. of Units              243,623    206,243    223,983    208,038    206,195    190,654    125,127         --         --         --
No. of Units                3,513        170         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.385     18.982     15.710     14.561     13.441     10.238     12.500         --         --         --
Value at End of Year        9.451     17.385     18.982     15.710     14.561     13.441     10.238         --         --         --
No. of Units              182,458    190,304    231,927    229,635    257,297    268,552    261,992         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.238     18.850     15.625     14.503     13.408     10.228     12.500         --         --         --
Value at End of Year        9.357     17.238     18.850     15.625     14.503     13.408     10.228         --         --         --
No. of Units               50,652     34,266     39,487     30,059     26,277     15,535        836         --         --         --
No. of Units                   70         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.190     18.807     15.596     14.484     13.397     10.225     12.500         --         --         --
Value at End of Year        9.326     17.190     18.807     15.596     14.484     13.397     10.225         --         --         --
No. of Units               48,043     52,600     62,292     67,996     72,725     88,358    108,033         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.955     21.865     18.159     16.890     15.645     12.500         --         --         --         --
Value at End of Year       10.810     19.955     21.865     18.159     16.890     15.645         --         --         --         --
No. of Units                4,350      3,783      3,786      3,924        570         53         --         --         --         --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     11.981     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.602     11.981         --         --         --         --         --         --         --         --
No. of Units            9,331,886  6,275,038         --         --         --         --         --         --         --         --
No. of Units              294,256      4,916         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.977     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.596     11.977         --         --         --         --         --         --         --         --
No. of Units              275,913    622,612         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.965     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.577     11.965         --         --         --         --         --         --         --         --
No. of Units            6,250,821  3,819,586         --         --         --         --         --         --         --         --
No. of Units              251,505     31,219         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.961     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.570     11.961         --         --         --         --         --         --         --         --
No. of Units              181,424    184,451         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     11.949     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.552     11.949         --         --         --         --         --         --         --         --
No. of Units               18,440      3,883         --         --         --         --         --         --         --         --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     16.683     16.287     14.444     13.478     12.244      9.578     11.608     12.500         --         --
Value at End of Year        9.666     16.683     16.287     14.444     13.478     12.244      9.578     11.608         --         --
No. of Units            5,156,098  1,434,203  1,709,533  1,838,088  2,161,231  1,854,419  2,025,163  1,333,345         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.628     16.241     14.411     13.453     12.228      9.570     11.605     12.500         --         --
Value at End of Year        9.929     16.628     16.241     14.411     13.453     12.228      9.570     11.605         --         --
No. of Units            1,832,806  1,228,824  1,433,852  1,588,809  1,592,277  1,572,816  1,758,258    436,141         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.462     16.104     14.310     13.379     12.179      9.546     11.593     12.500         --         --
Value at End of Year        9.815     16.462     16.104     14.310     13.379     12.179      9.546     11.593         --         --
No. of Units              553,321    179,418    202,678    224,126    253,940    218,293    210,426     83,821         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.407     16.058     14.277     13.354     12.162      9.538     11.589     12.500         --         --
Value at End of Year        9.777     16.407     16.058     14.277     13.354     12.162      9.538     11.589         --         --
No. of Units              841,834    480,125    585,927    720,775    792,412    838,041    901,302    536,341         --         --
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.202     17.799     15.823     14.783     13.473     10.560     12.500         --         --         --
Value at End of Year        8.937     18.202     17.799     15.823     14.783     13.473     10.560         --         --         --
No. of Units            2,012,187  1,720,337  1,613,638  1,236,685    999,806    788,137    722,275         --         --         --
No. of Units                7,202        434         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.151     17.757     15.794     14.764     13.462     10.557     12.500         --         --         --
Value at End of Year       10.813     18.151     17.757     15.794     14.764     13.462     10.557         --         --         --
No. of Units              970,986    823,301  1,066,856  1,168,628  1,284,797  1,226,585    936,320         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.998     17.635     15.708     14.705     13.429     10.547     12.500         --         --         --
Value at End of Year       10.706     17.998     17.635     15.708     14.705     13.429     10.547         --         --         --
No. of Units              716,469    710,864    660,220    433,555    197,850     31,408     11,638         --         --         --
No. of Units                1,156         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.947     17.594     15.680     14.686     13.418     10.543     12.500         --         --         --
Value at End of Year       10.671     17.947     17.594     15.680     14.686     13.418     10.543         --         --         --
No. of Units              203,001    136,606    141,591    162,093    168,866    175,404    160,672         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     20.458     20.085     17.927     16.816     15.387     12.500         --         --         --         --
Value at End of Year       12.145     20.458     20.085     17.927     16.816     15.387         --         --         --         --
No. of Units               54,561     55,666     55,046     44,291      7,849      3,234         --         --         --         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     12.909     12.472     11.159     10.671      9.614      7.723     10.214     11.978     12.500         --
Value at End of Year        8.351     12.909     12.472     11.159     10.671      9.614      7.723     10.214     11.978         --
No. of Units              674,826    910,197  1,035,450  1,059,898  1,096,311  1,067,150  1,128,030  1,240,468    681,229         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.029     12.594     11.274     10.787      9.723      7.815     10.341     12.500         --         --
Value at End of Year        8.425     13.029     12.594     11.274     10.787      9.723      7.815     10.341         --         --
No. of Units              393,174    557,507    627,368    642,818    673,760    609,549    672,386    345,758         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.953     12.539     11.242     10.772      9.724      7.827     10.373     12.189     12.500         --
Value at End of Year        8.363     12.953     12.539     11.242     10.772      9.724      7.827     10.373     12.189         --
No. of Units              175,321    223,256    302,839    305,807    264,766    300,572    330,680    438,197    194,588         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.850     12.446     11.164     10.702      9.666      7.785     10.322     12.500         --         --
Value at End of Year        8.292     12.850     12.446     11.164     10.702      9.666      7.785     10.322         --         --
No. of Units              228,134    278,062    263,032    347,073    399,855    500,405    629,488    505,461         --         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.821     16.292     14.606     14.002     12.639     10.150     12.500         --         --         --
Value at End of Year       10.865     16.821     16.292     14.606     14.002     12.639     10.150         --         --         --
No. of Units            1,066,875  1,205,586  1,124,811    798,432    434,763    117,087     64,984         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.774     16.254     14.579     13.984     12.628     10.146     12.500         --         --         --
Value at End of Year       10.829     16.774     16.254     14.579     13.984     12.628     10.146         --         --         --
No. of Units              234,640    282,561    336,239    339,307    327,459    292,175    175,570         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.632     16.141     14.500     13.929     12.597     10.137     12.500         --         --         --
Value at End of Year       10.722     16.632     16.141     14.500     13.929     12.597     10.137         --         --         --
No. of Units              992,565  1,024,207    786,453    535,067    234,440      9,046        830         --         --         --
No. of Units               41,236         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.585     16.104     14.474     13.910     12.587     10.133     12.500         --         --         --
Value at End of Year       10.686     16.585     16.104     14.474     13.910     12.587     10.133         --         --         --
No. of Units               29,880     39,673     44,508     40,460     43,632     40,196     36,804         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.437     18.901     17.013     16.375     14.840     12.500         --         --         --         --
Value at End of Year       12.504     19.437     18.901     17.013     16.375     14.840         --         --         --         --
No. of Units               35,742     53,580     50,892     39,685      5,774         --         --         --         --         --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.620     17.250     16.642     18.085     16.661     14.664     12.398     12.527     12.512     13.616
Value at End of Year       17.511     18.620     17.250     16.642     18.085     16.661     14.664     12.398     12.527     12.512
No. of Units              907,052    963,116    944,192  1,027,278  1,111,403  1,189,650  1,326,115    584,519    729,484    554,823
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     18.671     17.307     16.705     18.162     16.740     14.741     12.469     12.500         --         --
Value at End of Year       17.551     18.671     17.307     16.705     18.162     16.740     14.741     12.469         --         --
No. of Units              279,794    230,100    266,601    278,322    319,201    368,936    326,107     83,972         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     18.867     17.514     16.931     18.435     17.018     15.007     12.714     12.872     12.500         --
Value at End of Year       17.708     18.867     17.514     16.931     18.435     17.018     15.007     12.714     12.872         --
No. of Units               82,309     96,877    115,705    114,977    123,444    189,298    180,849     96,866     49,507         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     18.414     17.103     16.541     18.020     16.643     14.684     12.446     12.500         --         --
Value at End of Year       17.275     18.414     17.103     16.541     18.020     16.643     14.684     12.446         --         --
No. of Units              139,277    100,998     93,439    110,907    117,826    191,875    156,671     59,230         --         --
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.002     16.721     16.163     17.584     16.226     14.309     12.500         --         --         --
Value at End of Year       16.898     18.002     16.721     16.163     17.584     16.226     14.309         --         --         --
No. of Units              832,101  1,026,560    951,122    689,169    505,945    331,386    221,118         --         --         --
No. of Units                8,074        281         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.951     16.683     16.133     17.561     16.213     14.304     12.500         --         --         --
Value at End of Year       16.842     17.951     16.683     16.133     17.561     16.213     14.304         --         --         --
No. of Units              311,829    330,850    311,581    335,929    333,567    381,932    351,762         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.800     16.567     16.046     17.492     16.173     14.291     12.500         --         --         --
Value at End of Year       16.676     17.800     16.567     16.046     17.492     16.173     14.291         --         --         --
No. of Units              393,918    529,883    505,289    348,357    163,463     58,633      9,679         --         --         --
No. of Units                7,376         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.750     16.529     16.016     17.469     16.160     14.286     12.500         --         --         --
Value at End of Year       16.620     17.750     16.529     16.016     17.469     16.160     14.286         --         --         --
No. of Units               61,451     58,628     57,140     59,191     76,131     81,996     81,715         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.653     13.665     13.262     14.486     13.420     12.500         --         --         --         --
Value at End of Year       13.700     14.653     13.665     13.262     14.486     13.420         --         --         --         --
No. of Units               53,161     70,879     62,639     59,324     22,399      1,905         --         --         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.904     18.948     15.993     14.669     12.983     10.345     12.989     15.723     14.233     13.945
Value at End of Year       11.251     18.904     18.948     15.993     14.669     12.983     10.345     12.989     15.723     14.233
No. of Units              625,729    887,640  1,105,450  1,337,971  1,510,240  1,687,116  2,148,186  2,616,086  2,821,569  2,778,245
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     15.269     15.312     12.931     11.866     10.508      8.377     10.523     12.500         --         --
Value at End of Year        9.083     15.269     15.312     12.931     11.866     10.508      8.377     10.523         --         --
No. of Units              176,880    233,312    271,507    312,489    336,937    351,922    410,924    213,812         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.069     16.139     13.649     12.544     11.125      8.882     11.175     13.554     12.500         --
Value at End of Year        9.545     16.069     16.139     13.649     12.544     11.125      8.882     11.175     13.554         --
No. of Units               79,683    107,160    123,331    140,032    147,681    175,525    203,711    245,949    148,782         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     15.059     15.132     12.804     11.774     10.447      8.345     10.504     12.500         --         --
Value at End of Year        8.941     15.059     15.132     12.804     11.774     10.447      8.345     10.504         --         --
No. of Units              162,378    186,961    210,413    268,863    274,068    293,462    348,085    250,397         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.687     18.775     15.877     14.592     12.940     10.329     12.500         --         --         --
Value at End of Year       11.105     18.687     18.775     15.877     14.592     12.940     10.329         --         --         --
No. of Units              152,478    202,806    190,954    228,738    216,560    162,100    110,632         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.634     18.731     15.848     14.573     12.929     10.326     12.500         --         --         --
Value at End of Year       11.068     18.634     18.731     15.848     14.573     12.929     10.326         --         --         --
No. of Units              137,137    162,087    177,861    184,253    199,246    189,132    172,759         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.477     18.602     15.762     14.515     12.897     10.316     12.500         --         --         --
Value at End of Year       10.958     18.477     18.602     15.762     14.515     12.897     10.316         --         --         --
No. of Units               31,526     67,184     63,733     64,911     40,042      7,864        915         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.425     18.558     15.733     14.496     12.887     10.313     12.500         --         --         --
Value at End of Year       10.922     18.425     18.558     15.733     14.496     12.887     10.313         --         --         --
No. of Units               38,059     48,401     55,718     65,496     59,467     63,978     21,121         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.424     21.612     18.349     16.931     15.074     12.500         --         --         --         --
Value at End of Year       12.680     21.424     21.612     18.349     16.931     15.074         --         --         --         --
No. of Units                  608        577        585        307      2,292      2,375         --         --         --         --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.921     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.954     13.921         --         --         --         --
No. of Units                   --         --         --         --        500      6,310         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     13.907     12.000         --         --         --         --
Value at End of Year           --         --         --         --     13.904     13.907         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     13.898     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.875     13.898         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     20.044     17.301     16.213     14.617     12.875      9.599     13.400     12.500         --         --
Value at End of Year       13.834     20.044     17.301     16.213     14.617     12.875      9.599     13.400         --         --
No. of Units              414,573    572,029    644,333    850,616    892,430    968,366    826,002    629,384         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     19.977     17.252     16.175     14.591     12.858      9.591     13.395     12.500         --         --
Value at End of Year       13.781     19.977     17.252     16.175     14.591     12.858      9.591     13.395         --         --
No. of Units              355,961    437,964    504,992    555,093    654,738    678,955    630,093    148,136         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     19.778     17.106     16.062     14.510     12.807      9.567     13.382     12.500         --         --
Value at End of Year       13.623     19.778     17.106     16.062     14.510     12.807      9.567     13.382         --         --
No. of Units               34,117     50,617     70,186     83,832     88,318     84,739     59,183     27,922         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     19.712     17.057     16.025     14.484     12.789      9.559     13.377     12.500         --         --
Value at End of Year       13.570     19.712     17.057     16.025     14.484     12.789      9.559     13.377         --         --
No. of Units              168,443    206,708    248,881    268,992    284,385    308,717    324,941    201,379         --         --
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     21.959     18.991     17.831     16.107     14.220     10.626     12.500         --         --         --
Value at End of Year       15.122     21.959     18.991     17.831     16.107     14.220     10.626         --         --         --
No. of Units              303,171    372,757    386,178    357,276    331,788    300,443    187,281         --         --         --
No. of Units                1,811         90         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     21.898     18.947     17.798     16.086     14.208     10.623     12.500         --         --         --
Value at End of Year       15.072     21.898     18.947     17.798     16.086     14.208     10.623         --         --         --
No. of Units              265,143    307,875    371,411    424,736    464,666    478,349    357,514         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     21.713     18.816     17.702     16.022     14.174     10.612     12.500         --         --         --
Value at End of Year       14.922     21.713     18.816     17.702     16.022     14.174     10.612         --         --         --
No. of Units               85,159     67,120     73,278     74,870     56,393     33,516      5,305         --         --         --
No. of Units                1,017         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     21.652     18.773     17.670     16.001     14.162     10.609     12.500         --         --         --
Value at End of Year       14.873     21.652     18.773     17.670     16.001     14.162     10.609         --         --         --
No. of Units               62,085     69,815     87,527    107,200    106,437    108,831     94,382         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     22.800     19.797     18.662     16.925     15.002     12.500         --         --         --         --
Value at End of Year       15.637     22.800     19.797     18.662     16.925     15.002         --         --         --         --
No. of Units               10,826      2,786      3,079      3,639      3,114        339         --         --         --         --
HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     11.525     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.401     11.525         --         --         --         --         --         --         --         --
No. of Units               19,834     49,850         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.521     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.396     11.521         --         --         --         --         --         --         --         --
No. of Units               18,225     15,342         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.509     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.380     11.509         --         --         --         --         --         --         --         --
No. of Units                  957        400         --         --         --         --         --         --         --         --
No. of Units                2,069         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.505     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.375     11.505         --         --         --         --         --         --         --         --
No. of Units                  955      1,340         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --     11.927         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     15.754     15.743     14.487     14.188     12.975     10.589     11.548     12.410     13.844     13.019
Value at End of Year       10.932     15.754     15.743     14.487     14.188     12.975     10.589     11.548     12.410     13.844
No. of Units              930,621  1,096,515  1,594,372  1,932,687  2,934,645  3,569,054  2,813,244  2,783,661  2,688,001  2,124,867
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     14.853     14.851     13.672     13.397     12.257     10.008     10.921     12.500         --         --
Value at End of Year       10.301     14.853     14.851     13.672     13.397     12.257     10.008     10.921         --         --
No. of Units              367,442    429,629    450,056    509,121    636,987    773,893    518,196    193,430         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     14.421     14.440     13.314     13.066     11.973      9.790     10.699     11.520     12.500         --
Value at End of Year        9.987     14.421     14.440     13.314     13.066     11.973      9.790     10.699     11.520         --
No. of Units               76,944    111,336    162,853    190,991    270,881    342,878    255,279    213,210     63,437         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     14.649     14.676     13.538     13.292     12.186      9.970     10.900     12.500         --         --
Value at End of Year       10.139     14.649     14.676     13.538     13.292     12.186      9.970     10.900         --         --
No. of Units              113,804    139,428    177,466    228,180    314,899    602,930    270,619    168,652         --         --
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.269     17.304     15.942     15.634     14.325     11.714     12.500         --         --         --
Value at End of Year       11.952     17.269     17.304     15.942     15.634     14.325     11.714         --         --         --
No. of Units              362,313    387,546    465,143    527,606    644,525    535,198    182,041         --         --         --
No. of Units                1,140        116         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.220     17.264     15.913     15.613     14.313     11.710     12.500         --         --         --
Value at End of Year       11.913     17.220     17.264     15.913     15.613     14.313     11.710         --         --         --
No. of Units              168,175    215,677    287,262    378,988    468,337    595,107    273,788         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.075     17.144     15.826     15.551     14.278     11.699     12.500         --         --         --
Value at End of Year       11.795     17.075     17.144     15.826     15.551     14.278     11.699         --         --         --
No. of Units               84,721    108,877    111,397    215,221    181,616    173,522     76,459         --         --         --
No. of Units                   37         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.027     17.105     15.797     15.531     14.266     11.695     12.500         --         --         --
Value at End of Year       11.756     17.027     17.105     15.797     15.531     14.266     11.695         --         --         --
No. of Units               65,757     74,724    113,808    138,742    129,647    126,210     58,163         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     16.284     16.383     15.154     14.920     13.726     12.500         --         --         --         --
Value at End of Year       11.226     16.284     16.383     15.154     14.920     13.726         --         --         --         --
No. of Units               16,485     14,379     17,298     16,660     10,684      3,519         --         --         --         --
INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     19.084     19.171     17.917     17.294     16.318     13.102     15.829     15.921     15.408     14.399
Value at End of Year       13.128     19.084     19.171     17.917     17.294     16.318     13.102     15.829     15.921     15.408
No. of Units            1,163,310  1,633,536  2,002,272  2,460,957  3,163,259  2,666,500  2,859,787  2,843,644  2,227,061  1,754,764
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     14.471     14.544     13.600     13.133     12.398      9.960     12.039     12.500         --         --
Value at End of Year        9.950     14.471     14.544     13.600     13.133     12.398      9.960     12.039         --         --
No. of Units              436,563    520,540    642,131    748,450    864,139    729,718    792,866  1,503,330         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     15.024     15.122     14.162     13.696     12.949     10.418     12.612     12.711     12.500         --
Value at End of Year       10.314     15.024     15.122     14.162     13.696     12.949     10.418     12.612     12.711         --
No. of Units              147,295    201,454    244,676    292,974    440,583    465,470    484,314    440,801    175,347         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     14.272     14.373     13.467     13.031     12.326      9.922     12.017     12.500         --         --
Value at End of Year        9.794     14.272     14.373     13.467     13.031     12.326      9.922     12.017         --         --
No. of Units              170,973    212,287    316,039    369,581    419,638    368,485    365,287    264,002         --         --
INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.636     15.739     14.743     14.262     13.485     10.845     12.500         --         --         --
Value at End of Year       10.741     15.636     15.739     14.743     14.262     13.485     10.845         --         --         --
No. of Units              436,666    517,798    519,624    553,526    611,366    449,663    310,937         --         --         --
No. of Units                2,474        190         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.592     15.703     14.716     14.243     13.474     10.841     12.500         --         --         --
Value at End of Year       10.706     15.592     15.703     14.716     14.243     13.474     10.841         --         --         --
No. of Units              244,229    307,932    395,777    459,154    555,572    522,347    428,533         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.461     15.594     14.636     14.187     13.441     10.831     12.500         --         --         --
Value at End of Year       10.599     15.461     15.594     14.636     14.187     13.441     10.831         --         --         --
No. of Units               80,295     94,677    104,558    106,569     93,132     51,598      4,107         --         --         --
No. of Units                   61         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.417     15.558     14.610     14.168     13.430     10.827     12.500         --         --         --
Value at End of Year       10.564     15.417     15.558     14.610     14.168     13.430     10.827         --         --         --
No. of Units               38,480     79,755     97,653    116,769    150,881     90,496     72,849         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     16.461     16.636     15.646     15.196     14.426     12.500         --         --         --         --
Value at End of Year       11.263     16.461     16.636     15.646     15.196     14.426         --         --         --         --
No. of Units                4,604     10,119     10,098     10,481     10,022      6,458         --         --         --         --
INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
Value at Start of Year     14.166     13.503     12.500         --         --         --         --         --         --         --
Value at End of Year       10.255     14.166     13.503         --         --         --         --         --         --         --
No. of Units            2,637,472  1,653,224    786,816         --         --         --         --         --         --         --
No. of Units               21,467        210         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.152     13.497     12.500         --         --         --         --         --         --         --
Value at End of Year       10.240     14.152     13.497         --         --         --         --         --         --         --
No. of Units               18,171      9,692      4,768         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.113     13.480     12.500         --         --         --         --         --         --         --
Value at End of Year       10.196     14.113     13.480         --         --         --         --         --         --         --
No. of Units            1,062,427    718,353    347,892         --         --         --         --         --         --         --
No. of Units               39,367         75         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.099     13.474     12.500         --         --         --         --         --         --         --
Value at End of Year       10.181     14.099     13.474         --         --         --         --         --         --         --
No. of Units               26,843     31,046      3,864         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.060     13.456     12.500         --         --         --         --         --         --         --
Value at End of Year       10.137     14.060     13.456         --         --         --         --         --         --         --
No. of Units                6,923      7,119      7,143         --         --         --         --         --         --         --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.021     16.428     13.372     11.713     10.291      8.023     10.405     13.470     16.397     12.838
Value at End of Year       10.890     18.021     16.428     13.372     11.713     10.291      8.023     10.405     13.470     16.397
No. of Units              715,102    927,936  1,121,277  1,237,783  1,469,396  1,712,555  2,021,990  2,311,974  2,449,906  1,046,739
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.700     15.232     12.404     10.870      9.556      7.454      9.671     12.500         --         --
Value at End of Year       10.087     16.700     15.232     12.404     10.870      9.556      7.454      9.671         --         --
No. of Units              229,666    305,457    368,710    360,323    334,920    356,031    331,142    152,953         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     14.779     13.500     11.010      9.663      8.508      6.646      8.636     11.203     12.500         --
Value at End of Year        8.913     14.779     13.500     11.010      9.663      8.508      6.646      8.636     11.203         --
No. of Units               91,599    107,926    122,090    123,837    154,748    170,278    206,795    255,903    131,842         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.471     15.052     12.282     10.785      9.500      7.425      9.654     12.500         --         --
Value at End of Year        9.928     16.471     15.052     12.282     10.785      9.500      7.425      9.654         --         --
No. of Units              102,104    109,616    120,646    168,622    192,069    217,150    257,700    213,339         --         --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     21.578     19.721     16.072     14.107     12.420      9.684     12.500         --         --         --
Value at End of Year       13.007     21.578     19.721     16.072     14.107     12.420      9.684         --         --         --
No. of Units              142,752    183,263    182,584    148,278    174,243    145,022    116,451         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     21.517     19.675     16.042     14.088     12.410      9.681     12.500         --         --         --
Value at End of Year       12.964     21.517     19.675     16.042     14.088     12.410      9.681         --         --         --
No. of Units              195,414    247,930    258,978    241,585    257,371    271,775    245,219         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     21.336     19.539     15.955     14.032     12.380      9.672     12.500         --         --         --
Value at End of Year       12.835     21.336     19.539     15.955     14.032     12.380      9.672         --         --         --
No. of Units               35,157     45,709     40,486     19,364      9,947      5,510      3,919         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     21.276     19.494     15.926     14.014     12.370      9.669     12.500         --         --         --
Value at End of Year       12.793     21.276     19.494     15.926     14.014     12.370      9.669         --         --         --
No. of Units               34,888     44,136     53,201     65,489     47,703     48,549     45,003         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     27.864     25.569     20.920     18.436     16.298     12.500         --         --         --         --
Value at End of Year       16.728     27.864     25.569     20.920     18.436     16.298         --         --         --         --
No. of Units                  230      2,271      5,989        416        361        379         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     23.627     20.791     16.827     14.654     12.500         --         --         --         --         --
Value at End of Year       12.900     23.627     20.791     16.827     14.654         --         --         --         --         --
No. of Units              163,607    244,925    462,461    277,267    234,512         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     23.584     20.764     16.813     14.650     12.500         --         --         --         --         --
Value at End of Year       12.870     23.584     20.764     16.813     14.650         --         --         --         --         --
No. of Units               73,430    130,832    200,801    195,397    221,867         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     23.454     20.681     16.771     14.635     12.500         --         --         --         --         --
Value at End of Year       12.780     23.454     20.681     16.771     14.635         --         --         --         --         --
No. of Units               18,148     36,192     97,058     24,929     22,558         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     23.411     20.654     16.757     14.630     12.500         --         --         --         --         --
Value at End of Year       12.750     23.411     20.654     16.757     14.630         --         --         --         --         --
No. of Units               39,939     43,938     75,630     62,099     52,287         --         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     23.449     20.682     16.768     14.631     12.500         --         --         --         --         --
Value at End of Year       12.780     23.449     20.682     16.768     14.631         --         --         --         --         --
No. of Units              111,358    158,063    226,436    130,660    110,700         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     23.406     20.654     16.754     14.626     12.500         --         --         --         --         --
Value at End of Year       12.750     23.406     20.654     16.754     14.626         --         --         --         --         --
No. of Units               54,779     89,390    110,963    109,677    115,162         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     23.278     20.572     16.713     14.612     12.500         --         --         --         --         --
Value at End of Year       12.661     23.278     20.572     16.713     14.612         --         --         --         --         --
No. of Units               18,135     24,145     43,751     34,461     21,105         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     23.236     20.545     16.699     14.607     12.500         --         --         --         --         --
Value at End of Year       12.631     23.236     20.545     16.699     14.607         --         --         --         --         --
No. of Units               17,305     20,659     35,058     41,620     37,437         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     23.108     20.463     16.657     14.592     12.500         --         --         --         --         --
Value at End of Year       12.543     23.108     20.463     16.657     14.592         --         --         --         --         --
No. of Units                3,181      3,931      4,952      5,069      3,940         --         --         --         --         --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     22.085     18.729     15.352     12.500         --         --         --         --         --         --
Value at End of Year       10.728     22.085     18.729     15.352         --         --         --         --         --         --
No. of Units              390,032    527,327    370,887    113,101         --         --         --         --         --         --
No. of Units                1,767         92         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     22.056     18.714     15.347     12.500         --         --         --         --         --         --
Value at End of Year       10.708     22.056     18.714     15.347         --         --         --         --         --         --
No. of Units              155,857    172,702     89,912     22,608         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     21.968     18.667     15.331     12.500         --         --         --         --         --         --
Value at End of Year       10.649     21.968     18.667     15.331         --         --         --         --         --         --
No. of Units               71,119     87,516     51,402     16,220         --         --         --         --         --         --
No. of Units                  297         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     21.938     18.652     15.326     12.500         --         --         --         --         --         --
Value at End of Year       10.630     21.938     18.652     15.326         --         --         --         --         --         --
No. of Units               44,034     66,127     63,585     39,642         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.851     18.606     15.311     12.500         --         --         --         --         --         --
Value at End of Year       10.571     21.851     18.606     15.311         --         --         --         --         --         --
No. of Units                1,750      6,211      3,370         --         --         --         --         --         --         --
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     24.772     22.846     18.165     16.755     14.057      9.214     11.237     16.566     23.749     13.043
Value at End of Year       11.468     24.772     22.846     18.165     16.755     14.057      9.214     11.237     16.566     23.749
No. of Units              620,646    850,583    939,745  1,019,832  1,202,122  1,272,217  1,448,847  1,890,753  2,517,221    744,863
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     19.106     17.630     14.025     12.942     10.863      7.124      8.693     12.500         --         --
Value at End of Year        8.840     19.106     17.630     14.025     12.942     10.863      7.124      8.693         --         --
No. of Units              135,800    206,667    169,153    158,856    154,062    140,047    103,836     71,845         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     14.790     13.668     10.889     10.064      8.460      5.556      6.790     10.030     12.500         --
Value at End of Year        6.833     14.790     13.668     10.889     10.064      8.460      5.556      6.790     10.030         --
No. of Units               99,636    153,247    156,726    169,477    211,777    221,197    240,692    336,043    220,745         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     18.844     17.422     13.887     12.841     10.800      7.097      8.677     12.500         --         --
Value at End of Year        8.701     18.844     17.422     13.887     12.841     10.800      7.097      8.677         --         --
No. of Units               52,481     87,239     83,347     76,909     90,663     87,045     96,616    129,049         --         --
INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     26.332     24.337     19.377     17.911     15.050      9.879     12.500         --         --         --
Value at End of Year       12.157     26.332     24.337     19.377     17.911     15.050      9.879         --         --         --
No. of Units              197,871    231,739    158,412    166,799    170,357     87,054     53,743         --         --         --
No. of Units                1,676         78         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     26.258     24.281     19.342     17.887     15.038      9.876     12.500         --         --         --
Value at End of Year       12.117     26.258     24.281     19.342     17.887     15.038      9.876         --         --         --
No. of Units               98,615    157,654    156,996    131,077    129,202    110,596     65,894         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     26.037     24.113     19.237     17.817     15.001      9.866     12.500         --         --         --
Value at End of Year       11.996     26.037     24.113     19.237     17.817     15.001      9.866         --         --         --
No. of Units               41,540     59,216     86,241     82,013     56,009     17,077        497         --         --         --
No. of Units                  143         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     25.964     24.057     19.202     17.793     14.989      9.863     12.500         --         --         --
Value at End of Year       11.957     25.964     24.057     19.202     17.793     14.989      9.863         --         --         --
No. of Units               36,509     48,017     47,279     57,475     57,199     57,493     17,903         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     30.970     28.739     22.973     21.319     17.987     12.500         --         --         --         --
Value at End of Year       14.240     30.970     28.739     22.973     21.319     17.987         --         --         --         --
No. of Units               12,264     17,532     14,540     13,574      7,114        629         --         --         --         --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     21.690     17.678     15.763     14.482     12.102      8.485     10.488     11.833     12.847     12.500
Value at End of Year       10.761     21.690     17.678     15.763     14.482     12.102      8.485     10.488     11.833     12.847
No. of Units            1,811,902  2,475,373  3,279,451  3,779,918  2,358,201  2,344,487  2,265,923  1,904,561  1,730,754    644,472
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     22.940     21.284     16.689     15.340     12.825      8.996     11.126     12.500         --         --
Value at End of Year       12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126         --         --
No. of Units              533,694    710,089    777,418    816,473    586,596    502,295    503,476    173,584         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869     12.500         --
Value at End of Year       12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869         --
No. of Units              239,936    305,351    362,371    492,659    330,995    298,676    277,119    191,600    119,058         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     22.624     21.034     16.525     15.220     12.750      8.961     11.105     12.500         --         --
Value at End of Year       12.739     22.624     21.034     16.525     15.220     12.750      8.961     11.105         --         --
No. of Units              281,590    335,339    397,765    473,292    379,816    349,122    353,494    223,671         --         --
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     24.766     23.002     18.071     16.637     13.922      9.783     12.500         --         --         --
Value at End of Year       13.944     24.766     23.002     18.071     16.637     13.922      9.783         --         --         --
No. of Units              653,221    815,489    948,384    916,366    833,752    625,371    529,848         --         --         --
No. of Units                2,252         81         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     24.696     22.949     18.038     16.615     13.910      9.780     12.500         --         --         --
Value at End of Year       13.898     24.696     22.949     18.038     16.615     13.910      9.780         --         --         --
No. of Units              461,358    578,125    744,680    792,671    694,947    642,023    533,862         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     24.488     22.790     17.940     16.549     13.876      9.771     12.500         --         --         --
Value at End of Year       13.760     24.488     22.790     17.940     16.549     13.876      9.771         --         --         --
No. of Units              147,312    185,326    193,480    186,031     90,653     26,197      9,713         --         --         --
No. of Units                3,037        708         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     24.419     22.737     17.907     16.528     13.865      9.768     12.500         --         --         --
Value at End of Year       13.715     24.419     22.737     17.907     16.528     13.865      9.768         --         --         --
No. of Units              127,979    160,361    167,710    168,420    132,370    116,135     99,265         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     30.277     28.234     22.270     20.585     17.294     12.500         --         --         --         --
Value at End of Year       16.979     30.277     28.234     22.270     20.585     17.294         --         --         --         --
No. of Units               16,319     20,408     26,839     23,280     10,941      5,069         --         --         --         --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     19.316     18.473     18.115     17.990     17.433     16.497     15.241     14.423     13.389     13.846
Value at End of Year       18.700     19.316     18.473     18.115     17.990     17.433     16.497     15.241     14.423     13.389
No. of Units            1,014,324  1,265,562  1,532,455  1,829,113  2,219,766  2,701,949  3,656,084  3,589,400  2,573,833  2,117,952

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.550     15.836     15.536     15.437     14.966     14.170     13.097     12.500         --         --
Value at End of Year       16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097         --         --
No. of Units              308,843    398,695    393,842    536,084    621,562    701,856    922,382    256,376         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055     12.500         --
Value at End of Year       16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055         --
No. of Units              135,632    157,899    191,540    219,086    288,643    383,496    556,840    382,829     92,766         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.323     15.649     15.384     15.316     14.879     14.116     13.073     12.500         --         --
Value at End of Year       15.762     16.323     15.649     15.384     15.316     14.879     14.116     13.073         --         --
No. of Units              196,339    164,157    251,017    283,281    332,729    453,180    625,558    480,844         --         --
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.476     14.840     14.581     14.515     14.087     13.341     12.500         --         --         --
Value at End of Year       14.960     15.476     14.840     14.581     14.515     14.087     13.341         --         --         --
No. of Units              563,980    699,118    599,015    437,529    319,935    334,870    200,438         --         --         --
No. of Units                7,888         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.432     14.806     14.555     14.495     14.075     13.337     12.500         --         --         --
Value at End of Year       14.910     15.432     14.806     14.555     14.495     14.075     13.337         --         --         --
No. of Units              203,272    249,312    292,236    300,516    344,143    477,424    432,480         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.302     14.703     14.476     14.438     14.041     13.324     12.500         --         --         --
Value at End of Year       14.762     15.302     14.703     14.476     14.438     14.041     13.324         --         --         --
No. of Units              213,484    306,290    274,281    159,444     66,125     37,853      4,969         --         --         --
No. of Units                3,972         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.259     14.669     14.449     14.419     14.029     13.320     12.500         --         --         --
Value at End of Year       14.713     15.259     14.669     14.449     14.419     14.029     13.320         --         --         --
No. of Units               22,334     34,122     49,664     60,080     69,891    135,469    134,683         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.759     13.247     13.068     13.060     12.726     12.500         --         --         --         --
Value at End of Year       13.247     13.759     13.247     13.068     13.060     12.726         --         --         --         --
No. of Units               15,744      8,460      8,461      6,653      6,999      3,773         --         --         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --     12.214     11.683      9.468     12.461     15.401     18.239     14.785
Value at End of Year           --         --         --     12.056     12.214     11.683      9.468     12.461     15.401     18.239
No. of Units                   --         --         --  3,141,109  4,000,802  4,690,539  5,621,065  6,562,505  6,809,886  2,373,175
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --      9.714      9.297      7.538      9.926     12.500         --         --
Value at End of Year           --         --         --      9.583      9.714      9.297      7.538      9.926         --         --
No. of Units                   --         --         --  1,035,819  1,234,766  1,393,576  1,560,881    656,051         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --      8.595      8.238      6.689      8.822     10.925     12.500         --
Value at End of Year           --         --         --      8.467      8.595      8.238      6.689      8.822     10.925         --
No. of Units                   --         --         --  1,022,004  1,126,832  1,228,796  1,282,709  1,321,074    751,651         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --      9.638      9.242      7.509      9.907     12.500         --         --
Value at End of Year           --         --         --      9.489      9.638      9.242      7.509      9.907         --         --
No. of Units                   --         --         --    571,098    664,101    737,120    833,740    579,502         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --     13.003     12.459     10.104     12.500         --         --         --
Value at End of Year           --         --         --     12.801     13.003     12.459     10.104         --         --         --
No. of Units                   --         --         --    528,213    555,743    525,535    408,713         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --     12.986     12.449     10.101     12.500         --         --         --
Value at End of Year           --         --         --     12.778     12.986     12.449     10.101         --         --         --
No. of Units                   --         --         --    711,619    785,395    873,186    677,092         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --     12.935     12.419     10.091     12.500         --         --         --
Value at End of Year           --         --         --     12.708     12.935     12.419     10.091         --         --         --
No. of Units                   --         --         --    123,910     97,380     37,435      3,838         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --     12.918     12.409     10.088     12.500         --         --         --
Value at End of Year           --         --         --     12.685     12.918     12.409     10.088         --         --         --
No. of Units                   --         --         --    202,616    225,355    223,541    188,632         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --     15.240     14.661     12.500         --         --         --         --
Value at End of Year           --         --         --     14.942     15.240     14.661         --         --         --         --
No. of Units                   --         --         --      4,695      6,460      5,269         --         --         --         --
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     15.444     15.490     13.781     12.500         --         --         --         --         --         --
Value at End of Year        9.173     15.444     15.490     13.781         --         --         --         --         --         --
No. of Units            1,166,940  1,502,982     18,567      9,486         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.424     15.477     13.776     12.500         --         --         --         --         --         --
Value at End of Year        9.156     15.424     15.477     13.776         --         --         --         --         --         --
No. of Units              375,884    456,354      1,555      3,665         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.362     15.439     13.762     12.500         --         --         --         --         --         --
Value at End of Year        9.106     15.362     15.439     13.762         --         --         --         --         --         --
No. of Units              187,492    227,715     21,067     15,530         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.342     15.426     13.758     12.500         --         --         --         --         --         --
Value at End of Year        9.089     15.342     15.426     13.758         --         --         --         --         --         --
No. of Units              120,598    147,818         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.280     15.387     13.744     12.500         --         --         --         --         --         --
Value at End of Year        9.039     15.280     15.387     13.744         --         --         --         --         --         --
No. of Units                2,423      2,420         --         --         --         --         --         --         --         --
LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     25.045     24.418     21.423     18.876     15.775     12.500         --         --         --         --
Value at End of Year       15.777     25.045     24.418     21.423     18.876     15.775         --         --         --         --
No. of Units              410,112    546,446    780,070    588,718    300,576     10,095         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     24.987     24.373     21.395     18.860     15.769     12.500         --         --         --         --
Value at End of Year       15.732     24.987     24.373     21.395     18.860     15.769         --         --         --         --
No. of Units              256,694    330,595    417,237    220,433    108,288      1,275         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     24.813     24.240     21.309     18.813     15.754     12.500         --         --         --         --
Value at End of Year       15.599     24.813     24.240     21.309     18.813     15.754         --         --         --         --
No. of Units               50,576     72,512    116,968    113,630     44,665      6,876         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     24.756     24.196     21.281     18.798     15.749     12.500         --         --         --         --
Value at End of Year       15.555     24.756     24.196     21.281     18.798     15.749         --         --         --         --
No. of Units               83,194     94,562    135,504     68,538     27,769      3,035         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     24.583     24.064     21.197     18.751     15.733     12.500         --         --         --         --
Value at End of Year       15.423     24.583     24.064     21.197     18.751     15.733         --         --         --         --
No. of Units                7,304      7,094     12,939     10,614      2,676         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     17.683     16.546     14.553     13.359     11.691      8.801     11.273     13.264     14.196     12.579
Value at End of Year       10.099     17.683     16.546     14.553     13.359     11.691      8.801     11.273     13.264     14.196
No. of Units            1,172,728  1,575,554  2,051,738  2,008,348  2,022,246  1,994,366  1,906,306  2,043,539  1,664,008    832,852
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.208     15.173     13.353     12.263     10.737      8.087     10.364     12.500         --         --
Value at End of Year        9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364         --         --
No. of Units              700,175    762,042    962,151    884,969    868,794    816,086    739,243    274,284         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873     12.500         --
Value at End of Year        8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873         --
No. of Units              148,058    174,708    268,663    231,333    249,076    249,962    243,058    266,838    179,283         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     15.985     14.995     13.222     12.167     10.675      8.056     10.345     12.500         --         --
Value at End of Year        9.106     15.985     14.995     13.222     12.167     10.675      8.056     10.345         --         --
No. of Units              388,099    280,040    410,093    479,990    488,945    448,711    319,249    191,040         --         --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     20.019     18.756     16.536     15.202     13.304     10.015     12.500         --         --         --
Value at End of Year       11.402     20.019     18.756     16.536     15.202     13.304     10.015         --         --         --
No. of Units            1,129,290  1,216,162  1,120,419  1,148,674  1,022,079    652,925    469,497         --         --         --
No. of Units                  760        234         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.962     18.713     16.506     15.182     13.293     10.012     12.500         --         --         --
Value at End of Year       11.364     19.962     18.713     16.506     15.182     13.293     10.012         --         --         --
No. of Units              495,364    634,371    741,851    780,719    793,965    715,711    550,629         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.794     18.583     16.417     15.122     13.260     10.002     12.500         --         --         --
Value at End of Year       11.251     19.794     18.583     16.417     15.122     13.260     10.002         --         --         --
No. of Units              334,739    296,385    302,739    269,469    111,190    227,621    215,430         --         --         --
No. of Units                   69         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.738     18.540     16.387     15.102     13.249      9.999     12.500         --         --         --
Value at End of Year       11.214     19.738     18.540     16.387     15.102     13.249      9.999         --         --         --
No. of Units              161,085    130,778    168,450    168,242    222,010    188,117     86,049         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     23.611     22.211     19.660     18.146     15.944     12.500         --         --         --         --
Value at End of Year       13.394     23.611     22.211     19.660     18.146     15.944         --         --         --         --
No. of Units               44,473     45,411     54,363     46,136     38,360     12,707         --         --         --         --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     20.265     19.332     17.416     16.548     14.809     12.132     13.683     14.595     14.456     13.059
Value at End of Year       13.708     20.265     19.332     17.416     16.548     14.809     12.132     13.683     14.595     14.456
No. of Units            7,630,891 10,179,524 11,494,886 11,728,355 11,283,081 10,989,760 10,276,309  9,273,003  7,621,122  5,729,760
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     17.003     16.229     14.627     13.905     12.450     10.204     11.515     12.500         --         --
Value at End of Year       11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515         --         --
No. of Units            3,358,809  3,977,730  4,321,437  4,291,067  4,079,233  3,810,840  3,450,452  1,187,221         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355     12.500         --
Value at End of Year       11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355         --
No. of Units            1,186,116  1,488,996  1,627,833  1,667,395  1,574,560  1,251,961  1,160,624  1,118,988    512,761         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.769     16.038     14.484     13.796     12.378     10.165     11.494     12.500         --         --
Value at End of Year       11.315     16.769     16.038     14.484     13.796     12.378     10.165     11.494         --         --
No. of Units            1,814,585  2,392,019  2,670,852  2,664,999  2,601,612  2,528,331  2,066,405  1,321,349         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.847     18.015     16.262     15.463     13.848     11.344     12.500         --         --         --
Value at End of Year       12.721     18.847     18.015     16.262     15.463     13.848     11.344         --         --         --
No. of Units           42,494,105 40,317,394 33,120,895 24,211,507 12,415,096  3,242,220  2,169,689         --         --         --
No. of Units              318,519     12,453         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.794     17.973     16.232     15.442     13.837     11.341     12.500         --         --         --
Value at End of Year       12.679     18.794     17.973     16.232     15.442     13.837     11.341         --         --         --
No. of Units            3,649,467  4,140,123  4,286,258  4,307,494  4,134,409  3,642,130  3,197,418         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.636     17.849     16.144     15.381     13.803     11.330     12.500         --         --         --
Value at End of Year       12.553     18.636     17.849     16.144     15.381     13.803     11.330         --         --         --
No. of Units           17,196,291 16,651,923 13,861,070  9,885,418  4,522,346    714,035    348,694         --         --         --
No. of Units              514,091     29,848         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.583     17.807     16.115     15.361     13.791     11.326     12.500         --         --         --
Value at End of Year       12.511     18.583     17.807     16.115     15.361     13.791     11.326         --         --         --
No. of Units              630,594    649,320    705,305    796,374    690,174    601,338    412,922         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.457     18.672     16.922     16.155     14.526     12.500         --         --         --         --
Value at End of Year       13.079     19.457     18.672     16.922     16.155     14.526         --         --         --         --
No. of Units              711,438    892,870    922,572    834,772    426,091    186,079         --         --         --         --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     20.337     19.602     18.358     18.122     16.950     15.432     15.408     15.161     14.297     13.934
Value at End of Year       16.906     20.337     19.602     18.358     18.122     16.950     15.432     15.408     15.161     14.297
No. of Units            2,322,498  2,179,833  2,132,403  2,238,385  2,319,819  2,330,163  2,420,641  2,000,113  1,562,853  1,593,353
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.591     15.999     14.992     14.806     13.856     12.621     12.607     12.500         --         --
Value at End of Year       13.785     16.591     15.999     14.992     14.806     13.856     12.621     12.607         --         --
No. of Units              763,253    561,749    585,300    620,220    619,173    686,486    744,882     10,676         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.080     16.496     15.481     15.312     14.351     13.091     13.097     12.913     12.500         --
Value at End of Year       14.170     17.080     16.496     15.481     15.312     14.351     13.091     13.097     12.913         --
No. of Units              308,539    319,461    294,112    347,751    322,026    255,474    230,048    161,087     11,403         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.363     15.811     14.845     14.690     13.775     12.573     12.584     12.500         --         --
Value at End of Year       13.568     16.363     15.811     14.845     14.690     13.775     12.573     12.584         --         --
No. of Units              450,098    401,079    387,589    588,687    660,713    438,023    530,281    158,202         --         --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.347     15.787     14.828     14.648     13.710     12.483     12.500         --         --         --
Value at End of Year       13.572     16.347     15.787     14.828     14.648     13.710     12.483         --         --         --
No. of Units            8,480,415  4,506,267  2,984,536  2,477,002  1,848,666    846,094    483,478         --         --         --
No. of Units              157,661         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.301     15.750     14.801     14.628     13.699     12.479     12.500         --         --         --
Value at End of Year       13.527     16.301     15.750     14.801     14.628     13.699     12.479         --         --         --
No. of Units            1,073,598    563,115    498,531    514,476    582,742    752,018    549,769         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.163     15.641     14.720     14.571     13.666     12.467     12.500         --         --         --
Value at End of Year       13.393     16.163     15.641     14.720     14.571     13.666     12.467         --         --         --
No. of Units            4,749,864  1,905,841  1,265,059  1,182,877    802,698    252,968     72,309         --         --         --
No. of Units              227,281         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.118     15.605     14.694     14.551     13.655     12.463     12.500         --         --         --
Value at End of Year       13.348     16.118     15.605     14.694     14.551     13.655     12.463         --         --         --
No. of Units              123,334    111,699    120,343    123,769    137,000    138,259    144,977         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.564     15.091     14.231     14.115     13.265     12.500         --         --         --         --
Value at End of Year       12.870     15.564     15.091     14.231     14.115     13.265         --         --         --         --
No. of Units              236,984    108,015    122,228    138,672     79,838     29,887         --         --         --         --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     19.246     18.181     16.268     15.204     13.476     10.565     12.750     14.238     14.904     12.986
Value at End of Year       12.013     19.246     18.181     16.268     15.204     13.476     10.565     12.750     14.238     14.904
No. of Units            6,686,798  8,481,207  9,887,475 10,057,591  9,394,355  8,842,207  8,238,473  8,372,801  6,749,479  4,346,395
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.461     15.558     13.928     13.024     11.549      9.059     10.938     12.500         --         --
Value at End of Year       10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938         --         --
No. of Units            2,834,928  3,517,482  4,214,167  3,977,260  3,731,526  3,573,334  3,214,133  1,161,666         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090     12.500         --
Value at End of Year       10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090         --
No. of Units            1,008,551  1,146,260  1,310,848  1,240,823  1,182,459  1,164,115  1,217,395  1,145,908     74,231         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.235     15.375     13.791     12.922     11.482      9.024     10.918     12.500         --         --
Value at End of Year       10.108     16.235     15.375     13.791     12.922     11.482      9.024     10.918         --         --
No. of Units            1,451,152  1,652,297  1,832,742  1,909,770  1,819,576  1,592,863  1,278,861    857,298         --         --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     19.324     18.299     16.405     15.354     13.608     10.677     12.500         --         --         --
Value at End of Year       12.049     19.324     18.299     16.405     15.354     13.608     10.677         --         --         --
No. of Units           54,841,305 51,153,986 39,243,411 24,747,793 11,814,241  2,783,038  1,647,423         --         --         --
No. of Units              453,613     53,638         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.269     18.257     16.375     15.334     13.596     10.673     12.500         --         --         --
Value at End of Year       12.009     19.269     18.257     16.375     15.334     13.596     10.673         --         --         --
No. of Units            2,924,892  3,564,504  4,198,388  4,127,677  4,183,582  3,896,703  2,819,307         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.107     18.130     16.286     15.273     13.563     10.663     12.500         --         --         --
Value at End of Year       11.890     19.107     18.130     16.286     15.273     13.563     10.663         --         --         --
No. of Units           28,810,816 25,756,273 19,387,383 12,065,922  5,041,971    755,261    336,348         --         --         --
No. of Units              564,299     32,601         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.053     18.088     16.257     15.253     13.552     10.660     12.500         --         --         --
Value at End of Year       11.851     19.053     18.088     16.257     15.253     13.552     10.660         --         --         --
No. of Units              397,810    457,449    546,330    523,420    529,437    455,404    365,982         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.223     20.178     18.162     17.066     15.186     12.500         --         --         --         --
Value at End of Year       13.180     21.223     20.178     18.162     17.066     15.186         --         --         --         --
No. of Units              753,940    923,518  1,014,785    800,504    327,994     57,928         --         --         --         --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     20.171     19.458     17.897     17.451     15.962     13.759     14.562     14.954     14.567     13.712
Value at End of Year       15.047     20.171     19.458     17.897     17.451     15.962     13.759     14.562     14.954     14.567
No. of Units            2,844,826  3,652,406  3,836,080  3,753,053  3,706,376  3,812,308  3,497,438  3,127,339  2,599,476  2,395,187
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.612     16.033     14.754     14.394     13.172     11.360     12.029     12.500         --         --
Value at End of Year       12.386     16.612     16.033     14.754     14.394     13.172     11.360     12.029         --         --
No. of Units            1,112,889  1,333,511  1,412,135  1,390,985  1,458,020  1,643,974  1,527,338    408,832         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.731     16.173     14.905     14.563     13.347     11.528     12.225     12.579     12.500         --
Value at End of Year       12.456     16.731     16.173     14.905     14.563     13.347     11.528     12.225     12.579         --
No. of Units              374,446    508,464    515,304    441,885    480,181    507,496    485,371    306,328    137,563         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.383     15.844     14.610     14.281     13.095     11.316     12.007     12.500         --         --
Value at End of Year       12.191     16.383     15.844     14.610     14.281     13.095     11.316     12.007         --         --
No. of Units              630,520    621,264    701,624    664,107    661,405    549,537    606,820    284,407         --         --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.349     16.768     15.456     15.093     13.805     11.900     12.500         --         --         --
Value at End of Year       12.920     17.349     16.768     15.456     15.093     13.805     11.900         --         --         --
No. of Units           12,653,937 10,145,080  8,240,533  7,038,621  3,928,697  1,474,624    859,403         --         --         --
No. of Units              259,900         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.300     16.729     15.428     15.073     13.794     11.896     12.500         --         --         --
Value at End of Year       12.877     17.300     16.729     15.428     15.073     13.794     11.896         --         --         --
No. of Units            1,347,484  1,633,982  1,603,186  1,729,888  1,770,566  1,853,067  1,433,656         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.154     16.614     15.344     15.014     13.760     11.884     12.500         --         --         --
Value at End of Year       12.750     17.154     16.614     15.344     15.014     13.760     11.884         --         --         --
No. of Units            5,987,850  4,959,397  3,397,173  2,578,618  1,348,141    333,204     48,506         --         --         --
No. of Units              245,808      1,516         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.106     16.575     15.316     14.994     13.749     11.881     12.500         --         --         --
Value at End of Year       12.707     17.106     16.575     15.316     14.994     13.749     11.881         --         --         --
No. of Units              184,536    306,075    334,377    372,398    350,659    320,355    199,315         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     17.183     16.675     15.432     15.130     13.894     12.500         --         --         --         --
Value at End of Year       12.746     17.183     16.675     15.432     15.130     13.894         --         --         --         --
No. of Units              350,131    463,928    421,250    344,729    120,806     85,327         --         --         --         --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --     17.019     15.145     12.500         --         --         --         --
Value at End of Year           --         --         --     17.745     17.019     15.145         --         --         --         --
No. of Units                   --         --         --    201,165    259,908     38,056         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --     17.005     15.140     12.500         --         --         --         --
Value at End of Year           --         --         --     17.722     17.005     15.140         --         --         --         --
No. of Units                   --         --         --    101,565    101,634     57,484         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --     16.963     15.125     12.500         --         --         --         --
Value at End of Year           --         --         --     17.651     16.963     15.125         --         --         --         --
No. of Units                   --         --         --     64,652     54,409     27,272         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --     16.949     15.120     12.500         --         --         --         --
Value at End of Year           --         --         --     17.628     16.949     15.120         --         --         --         --
No. of Units                   --         --         --     35,398     34,517      9,013         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --     16.906     15.105     12.500         --         --         --         --
Value at End of Year           --         --         --     17.558     16.906     15.105         --         --         --         --
No. of Units                   --         --         --      1,790        737      1,297         --         --         --         --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     20.421     19.292     17.858     16.190     14.196     10.714     12.827     13.259     12.500         --
Value at End of Year       12.784     20.421     19.292     17.858     16.190     14.196     10.714     12.827     13.259         --
No. of Units              515,651    570,857    695,204    799,590    838,598    964,865    870,042    577,732    266,762         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     18.894     17.859     16.540     15.002     13.162      9.938     11.904     12.500         --         --
Value at End of Year       11.823     18.894     17.859     16.540     15.002     13.162      9.938     11.904         --         --
No. of Units              253,364    255,929    342,297    324,803    395,899    390,732    391,354    108,248         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     20.083     19.011     17.633     16.018     14.074     10.643     12.767     13.223     12.500         --
Value at End of Year       12.547     20.083     19.011     17.633     16.018     14.074     10.643     12.767     13.223         --
No. of Units               27,237     39,299     65,666     55,402     61,309     63,927     80,490     68,602     41,116         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     18.635     17.649     16.378     14.885     13.085      9.900     11.882     12.500         --         --
Value at End of Year       11.637     18.635     17.649     16.378     14.885     13.085      9.900     11.882         --         --
No. of Units              128,972    136,307    161,354    181,210    218,778    239,650    153,144     80,113         --         --
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.883     17.870     16.582     15.064     13.230     10.003     12.500         --         --         --
Value at End of Year       11.801     18.883     17.870     16.582     15.064     13.230     10.003         --         --         --
No. of Units              299,718    281,378    322,356    296,910    255,414    235,468    165,624         --         --         --
No. of Units                7,592        291         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.830     17.828     16.552     15.044     13.219     10.000     12.500         --         --         --
Value at End of Year       11.762     18.830     17.828     16.552     15.044     13.219     10.000         --         --         --
No. of Units              205,274    217,569    256,735    267,510    304,422    334,960    233,395         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.672     17.705     16.462     14.985     13.187      9.990     12.500         --         --         --
Value at End of Year       11.646     18.672     17.705     16.462     14.985     13.187      9.990         --         --         --
No. of Units              105,248    113,215    122,868     76,107     62,541     18,879      2,557         --         --         --
No. of Units                  751         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.619     17.664     16.432     14.965     13.176      9.987     12.500         --         --         --
Value at End of Year       11.607     18.619     17.664     16.432     14.965     13.176      9.987         --         --         --
No. of Units               50,423     63,423     67,993     67,344     74,432     73,642     54,597         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     22.334     21.220     19.770     18.032     15.900     12.500         --         --         --         --
Value at End of Year       13.902     22.334     21.220     19.770     18.032     15.900         --         --         --         --
No. of Units                5,820      5,784      6,218      3,677      3,843        851         --         --         --         --
MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     11.500     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.548     11.500         --         --         --         --         --         --         --         --
No. of Units               46,645     33,093         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.496     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.542     11.496         --         --         --         --         --         --         --         --
No. of Units               18,202      8,170         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.485     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.526     11.485         --         --         --         --         --         --         --         --
No. of Units                4,972        459         --         --         --         --         --         --         --         --
No. of Units                  232         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.481     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.520     11.481         --         --         --         --         --         --         --         --
No. of Units                7,475      5,063         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --     11.469         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     19.858     16.322     14.599     12.941     11.041      7.879     10.333     11.792     12.471     12.500
Value at End of Year        3.236     19.858     16.322     14.599     12.941     11.041      7.879     10.333     11.792     12.471
No. of Units            2,818,233  3,150,891  3,828,859  4,484,566  2,612,376  2,690,557  2,362,287  2,559,840  2,050,855    751,642

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     20.397     16.774     15.011     13.312     11.364      8.113     10.646     12.500         --         --
Value at End of Year       11.287     20.397     16.774     15.011     13.312     11.364      8.113     10.646         --         --
No. of Units            1,006,127    938,269  1,066,693  1,210,093    826,759    872,214    779,962    326,705         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     20.271     16.695     14.963     13.290     11.362      8.124     10.676     12.208     12.500         --
Value at End of Year        3.536     20.271     16.695     14.963     13.290     11.362      8.124     10.676     12.208         --
No. of Units              390,436    423,201    517,264    725,070    436,586    475,551    374,904    333,413    194,878         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     20.117     16.576     14.864     13.208     11.298      8.082     10.627     12.500         --         --
Value at End of Year       11.110     20.117     16.576     14.864     13.208     11.298      8.082     10.627         --         --
No. of Units              563,637    507,327    566,566    675,722    547,386    512,114    483,340    377,123         --         --
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     25.226     20.771     18.617     16.524     14.133     10.110     12.500         --         --         --
Value at End of Year       13.940     25.226     20.771     18.617     16.524     14.133     10.110         --         --         --
No. of Units              635,358    617,818    642,322    652,533    458,499    354,941    224,592         --         --         --
No. of Units                  743        134         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     25.154     20.723     18.584     16.502     14.121     10.107     12.500         --         --         --
Value at End of Year       13.894     25.154     20.723     18.584     16.502     14.121     10.107         --         --         --
No. of Units              515,726    469,739    619,194    685,304    489,637    519,230    384,725         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     24.943     20.580     18.483     16.437     14.087     10.097     12.500         --         --         --
Value at End of Year       13.756     24.943     20.580     18.483     16.437     14.087     10.097         --         --         --
No. of Units              135,085    120,447    118,178     97,800     65,417     29,443      7,166         --         --         --
No. of Units                2,200         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     24.872     20.532     18.449     16.415     14.075     10.094     12.500         --         --         --
Value at End of Year       13.711     24.872     20.532     18.449     16.415     14.075     10.094         --         --         --
No. of Units              185,480    189,177    195,847    230,780    186,746    224,007    135,298         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     27.539     22.768     20.489     18.257     15.678     12.500         --         --         --         --
Value at End of Year       15.158     27.539     22.768     20.489     18.257     15.678         --         --         --         --
No. of Units               15,248     22,100     16,233     17,141     14,764      7,759         --         --         --         --
MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     20.212     20.387     18.442     17.342     14.152     11.465     12.954     12.500         --         --
Value at End of Year       12.131     20.212     20.387     18.442     17.342     14.152     11.465     12.954         --         --
No. of Units              927,609  1,284,283  1,685,470  2,061,918  2,307,909  2,059,784  2,138,732    816,530         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     20.144     20.330     18.399     17.310     14.133     11.456     12.950     12.500         --         --
Value at End of Year       12.085     20.144     20.330     18.399     17.310     14.133     11.456     12.950         --         --
No. of Units              677,758    889,445  1,122,289  1,349,254  1,394,777  1,448,687  1,466,937    315,019         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     19.944     20.158     18.271     17.215     14.076     11.427     12.936     12.500         --         --
Value at End of Year       11.946     19.944     20.158     18.271     17.215     14.076     11.427     12.936         --         --
No. of Units               90,283    127,264    174,275    214,991    244,086    286,641    298,953     65,785         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     19.877     20.101     18.228     17.183     14.057     11.417     12.932     12.500         --         --
Value at End of Year       11.900     19.877     20.101     18.228     17.183     14.057     11.417     12.932         --         --
No. of Units              297,488    372,718    463,154    595,408    649,123    673,091    772,723    462,766         --         --
MID CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     18.926     19.127     17.339     16.341     13.361     10.844     12.500         --         --         --
Value at End of Year       11.336     18.926     19.127     17.339     16.341     13.361     10.844         --         --         --
No. of Units              570,289    685,330    810,282  1,061,806  1,186,943    879,340    652,614         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     18.873     19.083     17.307     16.319     13.350     10.841     12.500         --         --         --
Value at End of Year       11.298     18.873     19.083     17.307     16.319     13.350     10.841         --         --         --
No. of Units              635,697    667,821    978,848  1,235,664  1,336,355  1,317,879  1,117,522         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.714     18.951     17.213     16.255     13.317     10.830     12.500         --         --         --
Value at End of Year       11.186     18.714     18.951     17.213     16.255     13.317     10.830         --         --         --
No. of Units              122,167    148,850    174,012    189,039    143,824     60,666     15,689         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.661     18.907     17.182     16.233     13.307     10.827     12.500         --         --         --
Value at End of Year       11.149     18.661     18.907     17.182     16.233     13.307     10.827         --         --         --
No. of Units              140,258    167,702    230,075    251,646    286,842    298,145    282,390         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.757     22.077     20.093     19.012     15.608     12.500         --         --         --         --
Value at End of Year       12.979     21.757     22.077     20.093     19.012     15.608         --         --         --         --
No. of Units               22,824     25,306     29,497     34,166     23,325      5,150         --         --         --         --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     16.306     16.512     13.968     12.500         --         --         --         --         --         --
Value at End of Year       10.455     16.306     16.512     13.968         --         --         --         --         --         --
No. of Units              127,127    154,707    162,933     70,162         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.284     16.498     13.963     12.500         --         --         --         --         --         --
Value at End of Year       10.436     16.284     16.498     13.963         --         --         --         --         --         --
No. of Units               46,462     43,677     25,601     11,459         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.220     16.457     13.949     12.500         --         --         --         --         --         --
Value at End of Year       10.378     16.220     16.457     13.949         --         --         --         --         --         --
No. of Units               28,888     23,565     24,431      7,158         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.198     16.443     13.945     12.500         --         --         --         --         --         --
Value at End of Year       10.359     16.198     16.443     13.945         --         --         --         --         --         --
No. of Units                8,702     13,954     11,812        896         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     16.133     16.402     13.931     12.500         --         --         --         --         --         --
Value at End of Year       10.303     16.133     16.402     13.931         --         --         --         --         --         --
No. of Units                  604        605        606        607         --         --         --         --         --         --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     15.059     14.628     14.225     14.072     14.177     14.316     14.370     14.091     13.516     13.123
Value at End of Year       15.089     15.059     14.628     14.225     14.072     14.177     14.316     14.370     14.091     13.516
No. of Units            5,026,683  4,130,921  4,037,964  4,224,817  4,787,954  6,794,728 12,668,416 15,483,458 10,380,388  9,877,862
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.272     12.899     12.549     12.420     12.520     12.648     12.703     12.500         --         --
Value at End of Year       13.291     13.272     12.899     12.549     12.420     12.520     12.648     12.703         --         --
No. of Units            1,909,379  1,603,458  1,810,139  1,192,150  1,474,515  2,274,555  4,297,764  2,207,733         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     13.410     13.053     12.718     12.606     12.726     12.876     12.951     12.725     12.500         --
Value at End of Year       13.409     13.410     13.053     12.718     12.606     12.726     12.876     12.951     12.725         --
No. of Units            1,184,128  1,057,846  1,082,328    451,141    468,046    902,376  2,004,109  2,995,931  1,232,430         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.090     12.747     12.426     12.323     12.447     12.600     12.680     12.500         --         --
Value at End of Year       13.082     13.090     12.747     12.426     12.323     12.447     12.600     12.680         --         --
No. of Units              795,972    576,094    667,675    860,182  1,064,056  1,189,893  1,934,403  2,126,685         --         --
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     12.968     12.622     12.298     12.190     12.306     12.451     12.500         --         --         --
Value at End of Year       12.967     12.968     12.622     12.298     12.190     12.306     12.451         --         --         --
No. of Units           14,089,341  5,192,912  3,208,681  2,410,775  2,036,705  1,853,729  2,789,943         --         --         --
No. of Units              185,788     25,117         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.931     12.593     12.276     12.174     12.296     12.447     12.500         --         --         --
Value at End of Year       12.924     12.931     12.593     12.276     12.174     12.296     12.447         --         --         --
No. of Units            2,261,948  1,134,907  1,026,367    966,074    984,890  1,519,478  3,435,922         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.822     12.506     12.209     12.126     12.266     12.435     12.500         --         --         --
Value at End of Year       12.796     12.822     12.506     12.209     12.126     12.266     12.435         --         --         --
No. of Units            5,954,771  2,023,318  1,152,304    937,159  1,060,830    390,915    115,361         --         --         --
No. of Units              193,835     10,283         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.786     12.477     12.187     12.110     12.256     12.431     12.500         --         --         --
Value at End of Year       12.753     12.786     12.477     12.187     12.110     12.256     12.431         --         --         --
No. of Units              422,978    284,197    372,523    226,793    423,238    475,247    818,115         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.824     12.532     12.259     12.200     12.366     12.500         --         --         --         --
Value at End of Year       12.772     12.824     12.532     12.259     12.200     12.366         --         --         --         --
No. of Units              289,719     43,365     14,413     38,417    100,430     80,018         --         --         --         --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     52.069     37.659     31.340     21.738     17.798     12.500         --         --         --         --
Value at End of Year       24.753     52.069     37.659     31.340     21.738     17.798         --         --         --         --
No. of Units              596,711    771,649    839,163    891,398    515,521     48,703         --         --         --         --
No. of Units                3,795        205         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     51.948     37.590     31.298     21.720     17.792     12.500         --         --         --         --
Value at End of Year       24.683     51.948     37.590     31.298     21.720     17.792         --         --         --         --
No. of Units              290,066    404,342    404,044    378,873    229,400     71,754         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     51.586     37.385     31.174     21.666     17.775     12.500         --         --         --         --
Value at End of Year       24.475     51.586     37.385     31.174     21.666     17.775         --         --         --         --
No. of Units              146,127    179,898    202,337    191,510     72,421     15,496         --         --         --         --
No. of Units                  875         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     51.466     37.317     31.133     21.648     17.769     12.500         --         --         --         --
Value at End of Year       24.405     51.466     37.317     31.133     21.648     17.769         --         --         --         --
No. of Units               96,505    133,606    222,059    214,051    114,209     45,004         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     51.108     37.113     31.009     21.594     17.751     12.500         --         --         --         --
Value at End of Year       24.199     51.108     37.113     31.009     21.594     17.751         --         --         --         --
No. of Units               13,783     13,195     14,312     11,822      3,249         --         --         --         --         --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     21.391     20.978     18.541     17.377     15.390     12.500         --         --         --         --
Value at End of Year       11.954     21.391     20.978     18.541     17.377     15.390         --         --         --         --
No. of Units               22,880     37,485     13,255     11,254      5,326         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     21.341     20.940     18.516     17.362     15.385     12.500         --         --         --         --
Value at End of Year       11.920     21.341     20.940     18.516     17.362     15.385         --         --         --         --
No. of Units                4,990      6,113     11,186      9,981      1,208        442         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     21.193     20.826     18.443     17.319     15.370     12.500         --         --         --         --
Value at End of Year       11.819     21.193     20.826     18.443     17.319     15.370         --         --         --         --
No. of Units                7,274      8,825      9,732      8,940      2,585        312         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     21.143     20.788     18.418     17.305     15.365     12.500         --         --         --         --
Value at End of Year       11.786     21.143     20.788     18.418     17.305     15.365         --         --         --         --
No. of Units                3,239      8,243      7,067      4,632      3,683      3,699         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     15.350     12.500         --         --         --         --
Value at End of Year           --         --         --         --     17.262     15.350         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     17.261     18.531     15.547     14.510     12.500         --         --         --         --         --
Value at End of Year        9.965     17.261     18.531     15.547     14.510         --         --         --         --         --
No. of Units               14,478     20,518     19,993     19,321      3,086         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.229     18.507     15.534     14.505     12.500         --         --         --         --         --
Value at End of Year        9.942     17.229     18.507     15.534     14.505         --         --         --         --         --
No. of Units                9,580     13,822     10,585      8,467      3,670         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.135     18.433     15.496     14.491     12.500         --         --         --         --         --
Value at End of Year        9.872     17.135     18.433     15.496     14.491         --         --         --         --         --
No. of Units                   29         26      2,497      1,690        391         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.103     18.409     15.483     14.486     12.500         --         --         --         --         --
Value at End of Year        9.849     17.103     18.409     15.483     14.486         --         --         --         --         --
No. of Units                7,174     13,748      7,302      3,997         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     18.336     15.444     14.472     12.500         --         --         --         --         --
Value at End of Year           --     17.010     18.336     15.444     14.472         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     19.710     17.841     15.145     12.500         --         --         --         --         --         --
Value at End of Year       11.218     19.710     17.841     15.145         --         --         --         --         --         --
No. of Units               23,425     47,956     30,923     30,243         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.684     17.826     15.140     12.500         --         --         --         --         --         --
Value at End of Year       11.197     19.684     17.826     15.140         --         --         --         --         --         --
No. of Units               13,379     12,961     17,665     10,642         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.605     17.782     15.125     12.500         --         --         --         --         --         --
Value at End of Year       11.136     19.605     17.782     15.125         --         --         --         --         --         --
No. of Units               12,840     16,165     17,689      5,442         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.579     17.767     15.120     12.500         --         --         --         --         --         --
Value at End of Year       11.115     19.579     17.767     15.120         --         --         --         --         --         --
No. of Units                7,339      8,078      6,130      3,461         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.501     17.723     15.105     12.500         --         --         --         --         --         --
Value at End of Year       11.054     19.501     17.723     15.105         --         --         --         --         --         --
No. of Units                1,532      1,497      1,686        218         --         --         --         --         --         --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     11.716      8.273     10.695     13.768     17.204     12.424
Value at End of Year           --         --         --         --     12.896     11.716      8.273     10.695     13.768     17.204
No. of Units                   --         --         --         --  2,209,120  2,479,190  3,151,001  3,988,581  4,749,264  1,613,874
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --     10.609      7.495      9.694     12.500         --         --
Value at End of Year           --         --         --         --     11.671     10.609      7.495      9.694         --         --
No. of Units                   --         --         --         --    399,938    358,302    401,518    237,132         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --      9.493      6.716      8.700     11.223     12.500         --
Value at End of Year           --         --         --         --     10.427      9.493      6.716      8.700     11.223         --
No. of Units                   --         --         --         --    343,519    393,609    506,282    548,597    341,876         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --     10.547      7.466      9.676     12.500         --         --
Value at End of Year           --         --         --         --     11.579     10.547      7.466      9.676         --         --
No. of Units                   --         --         --         --    209,778    198,961    204,670    168,274         --         --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.656      9.651     12.500         --         --         --
Value at End of Year           --         --         --         --     15.000     13.656      9.651         --         --         --
No. of Units                   --         --         --         --    187,083    164,513     92,274         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     13.645      9.648     12.500         --         --         --
Value at End of Year           --         --         --         --     14.981     13.645      9.648         --         --         --
No. of Units                   --         --         --         --    158,855    154,681    129,984         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     13.611      9.638     12.500         --         --         --
Value at End of Year           --         --         --         --     14.921     13.611      9.638         --         --         --
No. of Units                   --         --         --         --     52,465     10,008      3,232         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     13.600      9.635     12.500         --         --         --
Value at End of Year           --         --         --         --     14.902     13.600      9.635         --         --         --
No. of Units                   --         --         --         --     51,873     37,024     27,022         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     17.912     12.500         --         --         --         --
Value at End of Year           --         --         --         --     19.596     17.912         --         --         --         --
No. of Units                   --         --         --         --      5,679         70         --         --         --         --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     14.295     13.304     12.167      9.826      8.537      6.161      7.155      8.925     11.984      7.473
Value at End of Year        8.443     14.295     13.304     12.167      9.826      8.537      6.161      7.155      8.925     11.984
No. of Units              384,595    543,811    682,443    879,350    755,572    895,769  1,090,443  1,204,917  1,689,416  1,419,030
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     19.882     18.512     16.939     13.687     11.897      8.591      9.981     12.500         --         --
Value at End of Year       11.736     19.882     18.512     16.939     13.687     11.897      8.591      9.981         --         --
No. of Units              102,218    194,831    149,517    187,397    137,662    120,162     36,008     19,785         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.282     16.116     14.768     11.951     10.404      7.524      8.754     10.942     12.500         --
Value at End of Year       10.186     17.282     16.116     14.768     11.951     10.404      7.524      8.754     10.942         --
No. of Units               16,893     32,612     37,026     58,973     49,414     61,911     51,533     95,137     71,623         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     19.609     18.294     16.773     13.580     11.828      8.558      9.962     12.500         --         --
Value at End of Year       11.552     19.609     18.294     16.773     13.580     11.828      8.558      9.962         --         --
No. of Units               29,887     42,794     38,415     68,166     60,976     47,839     37,344      5,233         --         --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     22.811     21.287     19.490     15.782     13.724      9.919     12.500         --         --         --
Value at End of Year       13.456     22.811     21.287     19.490     15.782     13.724      9.919         --         --         --
No. of Units              125,353    229,351    177,297    354,056    200,985    184,678    117,626         --         --         --
No. of Units                4,763        344         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     22.747     21.238     19.455     15.761     13.712      9.916     12.500         --         --         --
Value at End of Year       13.412     22.747     21.238     19.455     15.761     13.712      9.916         --         --         --
No. of Units               52,075     75,082    106,054    107,739     85,032     94,203     36,228         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     22.556     21.091     19.349     15.699     13.679      9.906     12.500         --         --         --
Value at End of Year       13.279     22.556     21.091     19.349     15.699     13.679      9.906         --         --         --
No. of Units               23,627     37,409     23,387     29,037     12,170      5,683        605         --         --         --
No. of Units                2,346         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     22.492     21.042     19.314     15.678     13.668      9.903     12.500         --         --         --
Value at End of Year       13.235     22.492     21.042     19.314     15.678     13.668      9.903         --         --         --
No. of Units               13,095     15,671     18,026     24,271     16,774     12,133      8,249         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     29.878     27.994     25.734     20.920     18.265     12.500         --         --         --         --
Value at End of Year       17.554     29.878     27.994     25.734     20.920     18.265         --         --         --         --
No. of Units                2,593      3,647      2,688      7,277      7,141         --         --         --         --         --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year     15.795     14.855     14.456     13.858     12.500         --         --         --         --         --
Value at End of Year       13.037     15.795     14.855     14.456     13.858         --         --         --         --         --
No. of Units              249,602    319,119    485,886    573,404     99,831         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.767     14.835     14.444     13.853     12.500         --         --         --         --         --
Value at End of Year       13.007     15.767     14.835     14.444     13.853         --         --         --         --         --
No. of Units              142,585    169,274    252,644    306,174    149,463         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.680     14.776     14.408     13.839     12.500         --         --         --         --         --
Value at End of Year       12.916     15.680     14.776     14.408     13.839         --         --         --         --         --
No. of Units               27,046     29,518     34,254     31,601      8,601         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.651     14.756     14.396     13.835     12.500         --         --         --         --         --
Value at End of Year       12.886     15.651     14.756     14.396     13.835         --         --         --         --         --
No. of Units               50,762     62,595     81,533     95,907     39,079         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.566     14.698     14.360     13.821     12.500         --         --         --         --         --
Value at End of Year       12.796     15.566     14.698     14.360     13.821         --         --         --         --         --
No. of Units               16,676     16,950     17,130     15,341     10,927         --         --         --         --         --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         --     13.995     13.654     12.204     10.486      7.688     10.094     12.500         --         --
Value at End of Year           --     13.493     13.995     13.654     12.204     10.486      7.688     10.094         --         --
No. of Units                   --    101,674    128,917    201,214    174,255    142,979    143,378     46,230         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --     13.956     13.622     12.182     10.472      7.681     10.091     12.500         --         --
Value at End of Year           --     13.448     13.956     13.622     12.182     10.472      7.681     10.091         --         --
No. of Units                   --     41,353     64,300    101,192    101,809     87,018     87,483     22,605         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --     13.837     13.527     12.115     10.430      7.662     10.081     12.500         --         --
Value at End of Year           --     13.314     13.837     13.527     12.115     10.430      7.662     10.081         --         --
No. of Units                   --      3,091      3,198     10,066     14,110     12,283     16,218     11,024         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --     13.798     13.496     12.093     10.416      7.656     10.077     12.500         --         --
Value at End of Year           --     13.269     13.798     13.496     12.093     10.416      7.656     10.077         --         --
No. of Units                   --     29,433     31,501     54,546     43,554     36,427     37,240     22,952         --         --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --     17.806     17.424     15.606     13.445      9.872     12.500         --         --         --
Value at End of Year           --     17.147     17.806     17.424     15.606     13.445      9.872         --         --         --
No. of Units                   --     28,475     30,787    105,904     70,140     60,881     26,783         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     17.765     17.392     15.586     13.434      9.868     12.500         --         --         --
Value at End of Year           --     17.099     17.765     17.392     15.586     13.434      9.868         --         --         --
No. of Units                   --     32,128     47,972     73,982     76,387     66,574     44,972         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     17.642     17.298     15.524     13.401      9.859     12.500         --         --         --
Value at End of Year           --     16.955     17.642     17.298     15.524     13.401      9.859         --         --         --
No. of Units                   --      9,651     10,527     10,910      7,884      2,093        952         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     17.601     17.266     15.504     13.390      9.856     12.500         --         --         --
Value at End of Year           --     16.907     17.601     17.266     15.504     13.390      9.856         --         --         --
No. of Units                   --     11,052     19,395     32,716     29,009     27,944     24,670         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     20.540     20.179     18.146     15.696     12.500         --         --         --         --
Value at End of Year           --     19.700     20.540     20.179     18.146     15.696         --         --         --         --
No. of Units                   --      1,470      1,445      6,921      7,232        617         --         --         --         --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     28.444     34.236     25.175     22.859     17.583     12.834     12.706     12.512     10.108     11.159
Value at End of Year       16.964     28.444     34.236     25.175     22.859     17.583     12.834     12.706     12.512     10.108
No. of Units              560,726    735,120  1,154,733  1,269,966  1,562,068  1,561,227  1,659,102  1,226,429    883,570    441,160
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     28.652     34.502     25.384     23.060     17.747     12.960     12.837     12.500         --         --
Value at End of Year       17.079     28.652     34.502     25.384     23.060     17.747     12.960     12.837         --         --
No. of Units              247,047    305,190    381,197    442,812    509,780    524,591    517,187    138,224         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     30.462     36.738     27.069     24.628     18.982     13.882     13.771     13.588     12.500         --
Value at End of Year       18.131     30.462     36.738     27.069     24.628     18.982     13.882     13.771     13.588         --
No. of Units               46,880     59,859     96,010     93,995    123,548    128,045    149,447     83,505     42,484         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     28.258     34.097     25.136     22.880     17.644     12.910     12.813     12.500         --         --
Value at End of Year       16.810     28.258     34.097     25.136     22.880     17.644     12.910     12.813         --         --
No. of Units              122,440    143,183    196,675    214,481    241,831    236,910    246,382    142,337         --         --
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     25.985     31.333     23.089     21.001     16.187     11.833     12.500         --         --         --
Value at End of Year       15.458     25.985     31.333     23.089     21.001     16.187     11.833         --         --         --
No. of Units              325,392    408,303    505,248    549,302    578,054    455,136    366,719         --         --         --
No. of Units                3,132        190         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     25.911     31.261     23.047     20.973     16.174     11.829     12.500         --         --         --
Value at End of Year       15.406     25.911     31.261     23.047     20.973     16.174     11.829         --         --         --
No. of Units              287,254    344,040    481,197    559,142    666,094    685,854    601,049         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     25.693     31.045     22.922     20.890     16.134     11.818     12.500         --         --         --
Value at End of Year       15.254     25.693     31.045     22.922     20.890     16.134     11.818         --         --         --
No. of Units              107,001    106,342    119,488    105,556     64,907     32,471      9,067         --         --         --
No. of Units                3,131        687         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     25.621     30.973     22.880     20.863     16.121     11.814     12.500         --         --         --
Value at End of Year       15.203     25.621     30.973     22.880     20.863     16.121     11.814         --         --         --
No. of Units               56,133     73,772    111,750    123,614    131,725    137,943     95,796         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     24.790     30.014     22.205     20.277     15.692     12.500         --         --         --         --
Value at End of Year       14.688     24.790     30.014     22.205     20.277     15.692         --         --         --         --
No. of Units               12,375     14,678     18,993     14,638     12,170        369         --         --         --         --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     14.929     13.649     13.835     13.882     12.967     12.500         --         --         --         --
Value at End of Year       13.003     14.929     13.649     13.835     13.882     12.967         --         --         --         --
No. of Units              757,487    836,184  1,014,280  1,244,408  1,181,933    121,548         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.894     13.624     13.816     13.870     12.963     12.500         --         --         --         --
Value at End of Year       12.966     14.894     13.624     13.816     13.870     12.963         --         --         --         --
No. of Units              463,887    395,650    351,264    461,409    346,624    179,066         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.790     13.549     13.761     13.836     12.950     12.500         --         --         --         --
Value at End of Year       12.856     14.790     13.549     13.761     13.836     12.950         --         --         --         --
No. of Units              125,983    157,949    175,574    213,847    134,973    108,576         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.756     13.525     13.743     13.824     12.946     12.500         --         --         --         --
Value at End of Year       12.820     14.756     13.525     13.743     13.824     12.946         --         --         --         --
No. of Units              331,853    311,270    118,106    170,137    180,956     64,263         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.653     13.451     13.688     13.790     12.933     12.500         --         --         --         --
Value at End of Year       12.711     14.653     13.451     13.688     13.790     12.933         --         --         --         --
No. of Units               24,331     17,887     19,094     18,103      6,847        356         --         --         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     12.057     10.243      9.858      9.807      9.874      6.668     11.433     19.767     30.446     15.499
Value at End of Year        6.595     12.057     10.243      9.858      9.807      9.874      6.668     11.433     19.767     30.446
No. of Units            2,214,243  2,996,685  3,741,399  4,895,642  6,180,727  7,659,680  8,121,805 12,915,806  6,241,520    867,806
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year      6.725      5.716      5.504      5.479      5.519      3.729      6.396     12.500         --         --
Value at End of Year        3.677      6.725      5.716      5.504      5.479      5.519      3.729      6.396         --         --
No. of Units            1,267,699  1,430,308  1,736,927  2,054,828  2,321,926  2,661,351  2,091,969  1,008,913         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      5.327      4.535      4.373      4.359      4.398      2.976      5.112      8.857     12.500         --
Value at End of Year        2.422      5.327      4.535      4.373      4.359      4.398      2.976      5.112      8.857         --
No. of Units              695,112    937,843  1,085,291  1,415,285  1,730,557  2,163,600  2,090,960  2,649,764  1,488,393         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      6.633      5.649      5.450      5.436      5.487      3.714      6.385     12.500         --         --
Value at End of Year        3.619      6.633      5.649      5.450      5.436      5.487      3.714      6.385         --         --
No. of Units              463,646    571,366    653,296    868,716  1,008,081  1,191,337    883,959    856,271         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     16.705     14.226     13.710     13.674     13.780      9.301     12.500         --         --         --
Value at End of Year        9.122     16.705     14.226     13.710     13.674     13.780      9.301         --         --         --
No. of Units              358,246    470,922    424,690    445,073    507,193    473,288    189,623         --         --         --
No. of Units                2,491        399         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     16.658     14.193     13.685     13.656     13.769      9.298     12.500         --         --         --
Value at End of Year        9.092     16.658     14.193     13.685     13.656     13.769      9.298         --         --         --
No. of Units              281,720    321,660    421,568    409,983    428,746    484,926    307,013         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.517     14.094     13.611     13.602     13.735      9.289     12.500         --         --         --
Value at End of Year        9.002     16.517     14.094     13.611     13.602     13.735      9.289         --         --         --
No. of Units               77,244     70,738    126,500    116,322     98,293         --         --         --         --         --
No. of Units                1,393         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     16.471     14.062     13.586     13.584     13.724      9.286     12.500         --         --         --
Value at End of Year        8.972     16.471     14.062     13.586     13.584     13.724      9.286         --         --         --
No. of Units               27,463     39,720     52,242     64,206     71,298    183,452     56,474         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.304     16.505     15.971     15.993     16.181     12.500         --         --         --         --
Value at End of Year       10.499     19.304     16.505     15.971     15.993     16.181         --         --         --         --
No. of Units                2,450      2,286      3,237      6,478      5,736      1,586         --         --         --         --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     19.744     17.626     15.811     12.500         --         --         --         --         --         --
Value at End of Year       10.091     19.744     17.626     15.811         --         --         --         --         --         --
No. of Units              301,062    244,268    293,586    178,315         --         --         --         --         --         --
No. of Units                2,372         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.717     17.611     15.806     12.500         --         --         --         --         --         --
Value at End of Year       11.681     19.717     17.611     15.806         --         --         --         --         --         --
No. of Units              121,337    103,364    105,724     87,889         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.639     17.568     15.790     12.500         --         --         --         --         --         --
Value at End of Year       11.617     19.639     17.568     15.790         --         --         --         --         --         --
No. of Units               57,810     60,491     48,063     29,006         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     19.613     17.553     15.785     12.500         --         --         --         --         --         --
Value at End of Year       11.596     19.613     17.553     15.785         --         --         --         --         --         --
No. of Units               75,786     65,485     34,858     17,629         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.534     17.509     15.769     12.500         --         --         --         --         --         --
Value at End of Year       11.532     19.534     17.509     15.769         --         --         --         --         --         --
No. of Units                1,033      1,005      1,234        203         --         --         --         --         --         --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     16.937     17.583     15.183     14.842     12.848      8.951     11.577     11.585     12.500         --
Value at End of Year       11.054     16.937     17.583     15.183     14.842     12.848      8.951     11.577     11.585         --
No. of Units              305,685    356,636    427,815    548,884    649,635    893,479    658,426    396,856    145,548         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     17.374     18.046     15.591     15.248     13.206      9.205     11.911     12.500         --         --
Value at End of Year       11.333     17.374     18.046     15.591     15.248     13.206      9.205     11.911         --         --
No. of Units              143,193    165,523    226,778    294,876    335,760    382,648    273,924     73,115         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.218     17.911     15.497     15.179     13.167      9.191     11.911     11.943     12.500         --
Value at End of Year       11.214     17.218     17.911     15.497     15.179     13.167      9.191     11.911     11.943         --
No. of Units               17,702     24,204     34,436     39,232     51,414     71,553     49,817     44,654     19,286         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     17.135     17.834     15.438     15.129     13.129      9.169     11.889     12.500         --         --
Value at End of Year       11.155     17.135     17.834     15.438     15.129     13.129      9.169     11.889         --         --
No. of Units               59,802     74,934    102,539    136,232    193,311    180,887    104,052     45,674         --         --
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.777     18.491     16.003     15.672     13.589      9.496     12.500         --         --         --
Value at End of Year       11.581     17.777     18.491     16.003     15.672     13.589      9.496         --         --         --
No. of Units              147,971    163,171    192,794    213,113    225,578    203,813    140,285         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.727     18.448     15.974     15.651     13.578      9.493     12.500         --         --         --
Value at End of Year       11.543     17.727     18.448     15.974     15.651     13.578      9.493         --         --         --
No. of Units              113,708    142,256    178,229    202,440    230,394    262,645    156,714         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.578     18.321     15.887     15.590     13.545      9.484     12.500         --         --         --
Value at End of Year       11.428     17.578     18.321     15.887     15.590     13.545      9.484         --         --         --
No. of Units               26,451     32,805     47,133     52,338     40,070     19,354      1,736         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.529     18.278     15.858     15.569     13.534      9.481     12.500         --         --         --
Value at End of Year       11.390     17.529     18.278     15.858     15.569     13.534      9.481         --         --         --
No. of Units               26,248     35,028     40,445     54,176     58,515     62,765     53,984         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.521     22.476     19.529     19.202     16.717     12.500         --         --         --         --
Value at End of Year       13.964     21.521     22.476     19.529     19.202     16.717         --         --         --         --
No. of Units               52,862     53,937     53,525     53,430     54,348        525         --         --         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     22.426     24.668     22.681     12.500         --         --         --         --         --         --
Value at End of Year       12.777     22.426     24.668     22.681         --         --         --         --         --         --
No. of Units              398,009    530,241    700,586    934,783         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     22.374     24.623     22.651     12.500         --         --         --         --         --         --
Value at End of Year       12.741     22.374     24.623     22.651         --         --         --         --         --         --
No. of Units              129,918    152,440    192,684    236,435         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     22.218     24.488     22.561     12.500         --         --         --         --         --         --
Value at End of Year       12.633     22.218     24.488     22.561         --         --         --         --         --         --
No. of Units               57,584     65,048     81,156    111,554         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     22.167     24.444     22.531     12.500         --         --         --         --         --         --
Value at End of Year       12.598     22.167     24.444     22.531         --         --         --         --         --         --
No. of Units               64,424     73,521     84,467    104,719         --         --         --         --         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     22.308     24.577     22.651     21.378     17.303     12.500         --         --         --         --
Value at End of Year       12.683     22.308     24.577     22.651     21.378     17.303         --         --         --         --
No. of Units              160,544    172,370    210,222    234,997    275,279     11,805         --         --         --         --
No. of Units                1,095         87         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     22.256     24.532     22.621     21.360     17.298     12.500         --         --         --         --
Value at End of Year       12.647     22.256     24.532     22.621     21.360     17.298         --         --         --         --
No. of Units              131,874    148,841    189,952    227,814     92,249     22,588         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     22.101     24.398     22.531     21.307     17.281     12.500         --         --         --         --
Value at End of Year       12.540     22.101     24.398     22.531     21.307     17.281         --         --         --         --
No. of Units               40,384     45,186     49,937     47,527     17,063      6,233         --         --         --         --
No. of Units                   35         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     22.050     24.354     22.502     21.289     17.275     12.500         --         --         --         --
Value at End of Year        7.382     22.050     24.354     22.502     21.289     17.275         --         --         --         --
No. of Units               23,271     32,926     53,651     61,873     37,869     10,711         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.896     24.221     22.412     21.236     17.258     12.500         --         --         --         --
Value at End of Year       12.399     21.896     24.221     22.412     21.236     17.258         --         --         --         --
No. of Units                1,912      4,398      4,496      4,469         --         --         --         --         --         --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year         --     14.970     14.154     12.500         --         --         --         --         --         --
Value at End of Year           --     14.781     14.970     14.154         --         --         --         --         --         --
No. of Units                   --     11,366     13,635      4,960         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     14.957     14.149     12.500         --         --         --         --         --         --
Value at End of Year           --     14.761     14.957     14.149         --         --         --         --         --         --
No. of Units                   --      9,955      3,007      1,569         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     14.920     14.135     12.500         --         --         --         --         --         --
Value at End of Year           --     14.702     14.920     14.135         --         --         --         --         --         --
No. of Units                   --      2,432      2,344      2,297         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     14.908     14.131     12.500         --         --         --         --         --         --
Value at End of Year           --     14.682     14.908     14.131         --         --         --         --         --         --
No. of Units                   --        447         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     14.870     14.117     12.500         --         --         --         --         --         --
Value at End of Year           --     14.624     14.870     14.117         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     15.921     16.695     14.244     12.500         --         --         --         --         --         --
Value at End of Year       11.558     15.921     16.695     14.244         --         --         --         --         --         --
No. of Units              598,761    683,976    729,819    486,060         --         --         --         --         --         --
No. of Units                4,062        181         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.899     16.681     14.239     12.500         --         --         --         --         --         --
Value at End of Year       11.537     15.899     16.681     14.239         --         --         --         --         --         --
No. of Units              198,252    189,136    156,535    114,439         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.836     16.639     14.225     12.500         --         --         --         --         --         --
Value at End of Year       11.474     15.836     16.639     14.225         --         --         --         --         --         --
No. of Units              125,257    122,876    132,780     92,550         --         --         --         --         --         --
No. of Units                   58         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.815     16.625     14.220     12.500         --         --         --         --         --         --
Value at End of Year       11.452     15.815     16.625     14.220         --         --         --         --         --         --
No. of Units              133,196    104,791     79,815     53,895         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.752     16.584     14.206     12.500         --         --         --         --         --         --
Value at End of Year       11.390     15.752     16.584     14.206         --         --         --         --         --         --
No. of Units                8,038      1,642        765         --         --         --         --         --         --         --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.191      8.862     12.090     12.571     15.906     12.500
Value at End of Year           --         --         --         --     12.866     12.191      8.862     12.090     12.571     15.906
No. of Units                   --         --         --         --  1,611,883  2,001,802  2,033,424  2,118,010  1,799,229    729,934
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --     10.760      7.826     10.682     12.500         --         --
Value at End of Year           --         --         --         --     11.350     10.760      7.826     10.682         --         --
No. of Units                   --         --         --         --    433,832    535,755    576,958    213,244         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --      9.284      6.762      9.244      9.631     12.500         --
Value at End of Year           --         --         --         --      9.778      9.284      6.762      9.244      9.631         --
No. of Units                   --         --         --         --    287,599    346,740    324,288    321,390    181,602         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --     10.697      7.796     10.662     12.500         --         --
Value at End of Year           --         --         --         --     11.262     10.697      7.796     10.662         --         --
No. of Units                   --         --         --         --    220,101    256,266    261,399    188,907         --         --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.483      9.080     12.500         --         --         --
Value at End of Year           --         --         --         --     13.155     12.483      9.080         --         --         --
No. of Units                   --         --         --         --    275,151    420,049    164,331         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.473      9.077     12.500         --         --         --
Value at End of Year           --         --         --         --     13.137     12.473      9.077         --         --         --
No. of Units                   --         --         --         --    412,933    448,569    326,223         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     12.443      9.068     12.500         --         --         --
Value at End of Year           --         --         --         --     13.086     12.443      9.068         --         --         --
No. of Units                   --         --         --         --     59,623     41,412     13,290         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.432      9.065     12.500         --         --         --
Value at End of Year           --         --         --         --     13.068     12.432      9.065         --         --         --
No. of Units                                         --         --     87,599     99,300     84,913         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     16.217     12.500         --         --         --         --
Value at End of Year           --         --         --         --     17.021     16.217         --         --         --         --
No. of Units                   --         --         --         --      4,920      4,777         --         --         --         --
SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year     14.977     16.308     15.712     15.055     12.500         --         --         --         --         --
Value at End of Year        8.360     14.977     16.308     15.712     15.055         --         --         --         --         --
No. of Units               35,441     46,661     73,857    310,303     53,890         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.949     16.286     15.699     15.050     12.500         --         --         --         --         --
Value at End of Year        8.341     14.949     16.286     15.699     15.050         --         --         --         --         --
No. of Units               11,391     15,455     23,018     58,642     13,558         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.867     16.221     15.660     15.035     12.500         --         --         --         --         --
Value at End of Year        8.282     14.867     16.221     15.660     15.035         --         --         --         --         --
No. of Units                5,497      6,680     50,835     85,966      2,228         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.840     16.200     15.647     15.030     12.500         --         --         --         --         --
Value at End of Year        8.263     14.840     16.200     15.647     15.030         --         --         --         --         --
No. of Units                6,304      6,884     10,392     27,446     15,497         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.759     16.135     15.608     15.015     12.500         --         --         --         --         --
Value at End of Year        8.205     14.759     16.135     15.608     15.015         --         --         --         --         --
No. of Units                  145        146        143        143         --         --         --         --         --         --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year     22.727     23.363     20.557     19.506     15.824     12.023     12.981     12.376     11.865     11.158
Value at End of Year       16.323     22.727     23.363     20.557     19.506     15.824     12.023     12.981     12.376     11.865
No. of Units              927,909  1,345,157  1,775,414  2,023,664  2,639,039  2,841,688  3,001,997  1,949,757  1,032,905    896,371
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     22.575     23.219     20.441     19.405     15.750     11.973     12.933     12.500         --         --
Value at End of Year       16.206     22.575     23.219     20.441     19.405     15.750     11.973     12.933         --         --
No. of Units              448,189    562,331    787,032    893,763    992,161  1,017,671  1,032,392    219,437         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     24.187     24.914     21.966     20.883     16.976     12.924     13.981     13.357     12.500         --
Value at End of Year       17.336     24.187     24.914     21.966     20.883     16.976     12.924     13.981     13.357         --
No. of Units               70,005    101,855    150,879    189,656    252,567    286,747    289,324    181,134     39,250         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     22.265     22.946     20.241     19.253     15.659     11.927     12.909     12.500         --         --
Value at End of Year       15.951     22.265     22.946     20.241     19.253     15.659     11.927     12.909         --         --
No. of Units              206,803    248,101    334,912    391,554    492,320    530,819    601,173    382,034         --         --
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year     19.143     19.722     17.385     16.534     13.441     10.221     12.500         --         --         --
Value at End of Year       13.718     19.143     19.722     17.385     16.534     13.441     10.221         --         --         --
No. of Units              612,525    670,223    781,620    723,156    965,084    740,786    501,816         --         --         --
No. of Units                2,342         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     19.090     19.676     17.354     16.513     13.430     10.217     12.500         --         --         --
Value at End of Year       13.673     19.090     19.676     17.354     16.513     13.430     10.217         --         --         --
No. of Units              452,727    574,507    708,055    839,193  1,016,319    995,108    835,489         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     18.929     19.540     17.259     16.447     13.397     10.208     12.500         --         --         --
Value at End of Year       13.537     18.929     19.540     17.259     16.447     13.397     10.208         --         --         --
No. of Units               84,796    120,043    132,066    133,055    101,306     44,866     18,730         --         --         --
No. of Units                  527         --         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     18.876     19.495     17.228     16.426     13.386     10.204     12.500         --         --         --
Value at End of Year       13.492     18.876     19.495     17.228     16.426     13.386     10.204         --         --         --
No. of Units              154,510    188,852    226,126    280,177    371,228    399,707    356,262         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     21.418     22.154     19.608     18.723     15.281     12.500         --         --         --         --
Value at End of Year       15.287     21.418     22.154     19.608     18.723     15.281         --         --         --         --
No. of Units                7,583      6,003      9,274      6,915      8,270      3,325         --         --         --         --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --     19.152     18.471     15.640     12.500         --         --         --         --
Value at End of Year           --         --     20.855     19.152     18.471     15.640         --         --         --         --
No. of Units                   --         --     38,649     55,031     49,421      2,128         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --     19.126     18.456     15.635     12.500         --         --         --         --
Value at End of Year           --         --     20.817     19.126     18.456     15.635         --         --         --         --
No. of Units                   --         --     18,789     18,360     22,862      5,337         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --     19.050     18.410     15.620     12.500         --         --         --         --
Value at End of Year           --         --     20.704     19.050     18.410     15.620         --         --         --         --
No. of Units                   --         --     15,798     17,400     19,542      7,603         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --     19.025     18.394     15.614     12.500         --         --         --         --
Value at End of Year           --         --     20.666     19.025     18.394     15.614         --         --         --         --
No. of Units                   --         --      2,239      5,047      3,061         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     15.599     12.500         --         --         --         --
Value at End of Year           --         --         --         --     18.349     15.599         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.679     19.002     18.026     17.826     16.974     15.241     14.206     13.581     12.844     12.761
Value at End of Year       15.434     18.679     19.002     18.026     17.826     16.974     15.241     14.206     13.581     12.844
No. of Units              777,252  1,169,227  1,359,581  1,514,785  1,761,666  2,166,898  2,057,356  2,143,847  2,239,399  1,957,762
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     17.031     17.334     16.452     16.278     15.507     13.930     12.991     12.500         --         --
Value at End of Year       14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991         --         --
No. of Units              182,916    228,434    270,075    293,526    318,420    356,971    320,385    138,625         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906     12.500         --
Value at End of Year       14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906         --
No. of Units               95,649    139,674    166,518    202,883    210,773    244,228    243,831    236,206    101,745         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.797     17.130     16.291     16.150     15.417     13.877     12.967     12.500         --         --
Value at End of Year       13.844     16.797     17.130     16.291     16.150     15.417     13.877     12.967         --         --
No. of Units               91,881    121,820    162,283    183,409    254,938    307,491    335,839    246,561         --         --
STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.826     16.116     15.316     15.184     14.495     13.037     12.500         --         --         --
Value at End of Year       13.043     15.826     16.116     15.316     15.184     14.495     13.037         --         --         --
No. of Units              556,975    715,334    763,949    844,231    659,837    257,912    189,217         --         --         --
No. of Units                3,373         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.781     16.079     15.288     15.164     14.483     13.032     12.500         --         --         --
Value at End of Year       13.000     15.781     16.079     15.288     15.164     14.483     13.032         --         --         --
No. of Units              146,288    183,834    215,354    244,013    231,824    275,935    178,027         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.649     15.968     15.205     15.104     14.448     13.020     12.500         --         --         --
Value at End of Year       12.871     15.649     15.968     15.205     15.104     14.448     13.020         --         --         --
No. of Units              180,657    257,073    259,992    278,355    204,907     36,764      5,488         --         --         --
No. of Units                1,792      1,116         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.604     15.931     15.177     15.084     14.436     13.016     12.500         --         --         --
Value at End of Year       12.828     15.604     15.931     15.177     15.084     14.436     13.016         --         --         --
No. of Units               46,934     56,172     63,141     57,498     58,203     54,050     43,647         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.914     14.227     13.574     13.511     12.950     12.500         --         --         --         --
Value at End of Year       11.422     13.914     14.227     13.574     13.511     12.950         --         --         --         --
No. of Units               16,364     21,342     24,922     27,262      4,999      1,306         --         --         --         --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      9.652      7.727     10.906     12.500         --         --
Value at End of Year           --         --         --         --     10.126      9.652      7.727     10.906         --         --
No. of Units                   --         --         --         --    565,164    668,512    720,801    534,088         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --      9.639      7.720     10.902     12.500         --         --
Value at End of Year           --         --         --         --     10.108      9.639      7.720     10.902         --         --
No. of Units                   --         --         --         --    534,850    648,508    701,158    189,564         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --      9.600      7.701     10.891     12.500         --         --
Value at End of Year           --         --         --         --     10.052      9.600      7.701     10.891         --         --
No. of Units                   --         --         --         --     70,279     72,172     94,696    132,227         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --      9.587      7.694     10.887     12.500         --         --
Value at End of Year           --         --         --         --     10.034      9.587      7.694     10.887         --         --
No. of Units                   --         --         --         --    286,842    372,827    438,976    323,912         --         --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.934     10.375     12.500         --         --         --
Value at End of Year           --         --         --         --     13.534     12.934     10.375         --         --         --
No. of Units                   --         --         --         --    167,951    159,105    136,438         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.924     10.372     12.500         --         --         --
Value at End of Year           --         --         --         --     13.516     12.924     10.372         --         --         --
No. of Units                   --         --         --         --    330,105    331,308    245,932         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     12.892     10.362     12.500         --         --         --
Value at End of Year           --         --         --         --     13.463     12.892     10.362         --         --         --
No. of Units                   --         --         --         --     24,095     12,936      1,548         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.881     10.359     12.500         --         --         --
Value at End of Year           --         --         --         --     13.445     12.881     10.359         --         --         --
No. of Units                              --         --         --     71,364     75,746     79,919         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     14.526     12.500         --         --         --         --
Value at End of Year           --         --         --         --     15.138     14.526         --         --         --         --
No. of Units                   --         --         --         --      1,384        106         --         --         --         --
STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year     14.375     13.835     13.527     13.469     12.500         --         --         --         --         --
Value at End of Year       12.913     14.375     13.835     13.527     13.469         --         --         --         --         --
No. of Units              133,381    182,714    208,884    184,924     78,227         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.349     13.817     13.516     13.465     12.500         --         --         --         --         --
Value at End of Year       12.883     14.349     13.817     13.516     13.465         --         --         --         --         --
No. of Units               47,223     88,486     71,906     45,839      9,295         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.270     13.762     13.483     13.452     12.500         --         --         --         --         --
Value at End of Year       12.793     14.270     13.762     13.483     13.452         --         --         --         --         --
No. of Units               35,526     40,155     44,114     45,843     23,579         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.244     13.743     13.471     13.447     12.500         --         --         --         --         --
Value at End of Year       12.763     14.244     13.743     13.471     13.447         --         --         --         --         --
No. of Units               18,496     27,411     44,817     15,704      9,941         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     14.166     13.689     13.438     13.434     12.500         --         --         --         --         --
Value at End of Year       12.674     14.166     13.689     13.438     13.434         --         --         --         --         --
No. of Units                3,298      4,421      4,735      5,543      5,467         --         --         --         --         --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --     12.114     11.230     10.149      8.205     12.500         --         --         --
Value at End of Year           --         --     13.349     12.114     11.230     10.149      8.205         --         --         --
No. of Units                   --         --    144,807    166,366    196,044    192,739    153,799         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --     12.092     11.215     10.141      8.203     12.500         --         --         --
Value at End of Year           --         --     13.318     12.092     11.215     10.141      8.203         --         --         --
No. of Units                   --         --    182,345    234,971    299,182    330,897    290,101         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --     12.026     11.171     10.116      8.195     12.500         --         --         --
Value at End of Year           --         --     13.226     12.026     11.171     10.116      8.195         --         --         --
No. of Units                   --         --    102,704    103,554     77,264     28,150      7,359         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --     12.004     11.156     10.107      8.192     12.500         --         --         --
Value at End of Year           --         --     13.195     12.004     11.156     10.107      8.192         --         --         --
No. of Units                   --         --     27,653     34,627     35,850     35,541     52,254         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --     17.199     16.008     14.525     12.500         --         --         --         --
Value at End of Year           --         --     18.878     17.199     16.008     14.525         --         --         --         --
No. of Units                   --         --      2,393      1,241      1,374      1,546         --         --         --         --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --     11.608     10.744      9.716      7.841     13.006     15.589     16.909     13.443
Value at End of Year           --         --     12.820     11.608     10.744      9.716      7.841     13.006     15.589     16.909
No. of Units                   --         --  2,111,161  2,723,995  3,539,555  4,243,253  5,215,403  6,742,759  6,981,029  4,471,998
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --      8.805      8.154      7.377      5.957      9.885     12.500         --         --
Value at End of Year           --         --      9.719      8.805      8.154      7.377      5.957      9.885         --         --
No. of Units                   --         --    604,087    761,662    932,362  1,050,795  1,079,664    663,275         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --      8.827      8.186      7.417      5.998      9.969     11.972     12.500         --
Value at End of Year           --         --      9.728      8.827      8.186      7.417      5.998      9.969     11.972         --
No. of Units                   --         --    378,041    452,293    581,059    692,600    805,591  1,174,329    590,254         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --      8.719      8.090      7.334      5.934      9.867     12.500         --         --
Value at End of Year           --         --      9.605      8.719      8.090      7.334      5.934      9.867         --         --
No. of Units                   --         --    250,582    329,594    390,187    489,369    543,433    529,537         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --     11.180      9.624      7.590     10.589     12.500         --         --
Value at End of Year           --         --         --     10.976     11.180      9.624      7.590     10.589         --         --
No. of Units                   --         --         --    382,402    470,707    458,416    644,919    515,545         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --     11.160      9.612      7.584     10.585     12.500         --         --
Value at End of Year           --         --         --     10.951     11.160      9.612      7.584     10.585         --         --
No. of Units                   --         --         --    279,223    291,964    336,131    372,071    147,183         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --     11.098      9.573      7.565     10.575     12.500         --         --
Value at End of Year           --         --         --     10.874     11.098      9.573      7.565     10.575         --         --
No. of Units                   --         --         --     44,082     77,698     53,966     43,517     31,626         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --     11.078      9.560      7.559     10.571     12.500         --         --
Value at End of Year           --         --         --     10.849     11.078      9.560      7.559     10.571         --         --
No. of Units                   --         --         --    130,728    156,044    174,419    201,442    170,803         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --     14.424     12.437      9.816     12.500         --         --         --
Value at End of Year           --         --         --     14.127     14.424     12.437      9.816         --         --         --
No. of Units                   --         --         --    150,128    196,663    172,789    104,874         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --     14.404     12.427      9.813     12.500         --         --         --
Value at End of Year           --         --         --     14.101     14.404     12.427      9.813         --         --         --
No. of Units                   --         --         --    133,042    140,016    146,850    109,210         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --     14.348     12.396      9.803     12.500         --         --         --
Value at End of Year           --         --         --     14.025     14.348     12.396      9.803         --         --         --
No. of Units                   --         --         --     37,963     39,861     21,048      7,904         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --     14.329     12.386      9.800     12.500         --         --         --
Value at End of Year           --         --         --     13.999     14.329     12.386      9.800         --         --         --
No. of Units                   --         --         --     14,188     17,114     18,469     14,077         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --     17.279     14.959     12.500         --         --         --         --
Value at End of Year           --         --         --     16.856     17.279     14.959         --         --         --         --
No. of Units                   --         --         --        264        306        375         --         --         --         --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     18.057     16.905     16.572     16.424     15.893     15.370     14.254     13.371     12.243     12.500
Value at End of Year       18.270     18.057     16.905     16.572     16.424     15.893     15.370     14.254     13.371     12.243
No. of Units            3,025,743  3,148,356  3,738,891  4,711,934  5,230,315  6,563,376  8,198,918  6,407,508  3,738,958  1,482,395
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.832     15.766     15.464     15.333     14.845     14.364     13.327     12.500         --         --
Value at End of Year       17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327         --         --
No. of Units            1,384,153  1,471,527  1,665,282  1,819,224  2,055,384  2,616,636  3,195,364    903,897         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     17.605     16.515     16.222     16.109     15.620     15.136     14.065     13.220     12.500         --
Value at End of Year       17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065     13.220         --
No. of Units              404,943    399,107    469,085    552,518    677,451    840,185  1,128,986    856,157    314,470         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     16.601     15.581     15.312     15.213     14.759     14.309     13.303     12.500         --         --
Value at End of Year       16.755     16.601     15.581     15.312     15.213     14.759     14.309     13.303         --         --
No. of Units              605,290    625,108    701,265    948,517  1,265,401  1,468,573  1,828,207  1,198,006         --         --
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.509     14.548     14.287     14.190     13.764     13.330     12.500         --         --         --
Value at End of Year       15.667     15.509     14.548     14.287     14.190     13.764     13.330         --         --         --
No. of Units            1,945,884  1,570,929  1,552,236  2,119,976  2,254,339  2,344,730  1,898,403         --         --         --
No. of Units               11,861         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.465     14.515     14.261     14.171     13.753     13.325     12.500         --         --         --
Value at End of Year       15.615     15.465     14.515     14.261     14.171     13.753     13.325         --         --         --
No. of Units            1,340,108  1,335,653  1,499,205  1,784,474  1,922,999  2,280,201  2,184,222         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.335     14.414     14.183     14.115     13.719     13.313     12.500         --         --         --
Value at End of Year       15.460     15.335     14.414     14.183     14.115     13.719     13.313         --         --         --
No. of Units              494,269    258,180    307,878    296,922    536,727    434,630    348,765         --         --         --
No. of Units                2,670      1,143         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.292     14.381     14.157     14.097     13.708     13.308     12.500         --         --         --
Value at End of Year       15.409     15.292     14.381     14.157     14.097     13.708     13.308         --         --         --
No. of Units              262,689    271,290    329,626    386,665    424,699    494,474    468,633         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.890     13.082     12.898     12.862     12.526     12.500         --         --         --         --
Value at End of Year       13.976     13.890     13.082     12.898     12.862     12.526         --         --         --         --
No. of Units               40,730     18,330     18,261     17,662     15,550     10,893         --         --         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     13.017     12.570     11.073     10.639      9.671      7.524      9.708     11.131     12.500         --
Value at End of Year        8.048     13.017     12.570     11.073     10.639      9.671      7.524      9.708     11.131         --
No. of Units              598,354    739,805    826,855    902,809    933,496  1,020,868    850,268    768,745    570,701         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     14.068     13.593     11.979     11.516     10.473      8.152     10.524     12.500         --         --
Value at End of Year        8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524         --         --
No. of Units               72,174    119,138    143,067    156,527    201,753    308,208    185,218     95,948         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     13.211     12.784     11.283     10.863      9.894      7.713      9.972     11.457     12.500         --
Value at End of Year        8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972     11.457         --
No. of Units               26,710     33,341     46,298     64,021    100,300    110,063     75,419     74,927     29,032         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.875     13.433     11.862     11.426     10.412      8.121     10.505     12.500         --         --
Value at End of Year        8.557     13.875     13.433     11.862     11.426     10.412      8.121     10.505         --         --
No. of Units               36,686     54,551     74,538    121,387    151,850    185,157    165,647     59,445         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.513     16.943     14.951     14.404     13.109     10.217     12.500         --         --         --
Value at End of Year       10.813     17.513     16.943     14.951     14.404     13.109     10.217         --         --         --
No. of Units               94,244    102,382    128,005    161,736    216,863    189,116     57,793         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.464     16.904     14.924     14.385     13.099     10.214     12.500         --         --         --
Value at End of Year       10.777     17.464     16.904     14.924     14.385     13.099     10.214         --         --         --
No. of Units               53,174     57,809     92,260    110,871    121,315    134,256     67,407         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.317     16.787     14.843     14.328     13.067     10.204     12.500         --         --         --
Value at End of Year       10.671     17.317     16.787     14.843     14.328     13.067     10.204         --         --         --
No. of Units               44,849     47,677     50,999     50,311     36,461      5,318        700         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.268     16.748     14.816     14.309     13.056     10.201     12.500         --         --         --
Value at End of Year       10.635     17.268     16.748     14.816     14.309     13.056     10.201         --         --         --
No. of Units               20,929     20,716     28,564     29,376     23,836     29,760     28,393         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     19.964     19.393     17.181     16.618     15.185     12.500         --         --         --         --
Value at End of Year       12.277     19.964     19.393     17.181     16.618     15.185         --         --         --         --
No. of Units                3,545      3,926      3,913      3,808      3,774        379         --         --         --         --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --     15.586     14.499     14.432     13.728     11.014     14.783     16.925     18.507     15.812
Value at End of Year           --     15.540     15.586     14.499     14.432     13.728     11.014     14.783     16.925     18.507
No. of Units                   --  5,413,781  7,211,672  9,114,968 11,593,741 13,898,443 16,091,327 20,745,942 23,453,262 16,148,312
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --     11.256     10.476     10.432      9.929      7.970     10.703     12.500         --         --
Value at End of Year           --     11.217     11.256     10.476     10.432      9.929      7.970     10.703         --         --
No. of Units                   --  1,324,757  1,716,112  2,248,481  2,527,394  2,779,084  2,940,391  1,503,330         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --     10.608      9.888      9.861      9.399      7.556     10.163     11.658     12.500         --
Value at End of Year           --     10.555     10.608      9.888      9.861      9.399      7.556     10.163     11.658         --
No. of Units                   --    929,914  1,137,107  1,437,842  1,872,158  2,268,646  2,552,009  3,393,880  1,818,651         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --     11.123     10.373     10.351      9.871      7.939     10.683     12.500         --         --
Value at End of Year           --     11.062     11.123     10.373     10.351      9.871      7.939     10.683         --         --
No. of Units                   --    626,722    705,879    874,345  1,067,295  1,180,191  1,381,938  1,258,235         --         --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --     14.478     13.491     13.454     12.824     10.303     12.500         --         --         --
Value at End of Year           --     14.396     14.478     13.491     13.454     12.824     10.303         --         --         --
No. of Units                   --    420,103    496,901    551,041    593,284    531,198    412,348         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     14.445     13.466     13.436     12.814     10.300     12.500         --         --         --
Value at End of Year           --     14.355     14.445     13.466     13.436     12.814     10.300         --         --         --
No. of Units                   --    433,425    578,038    799,610    887,176    966,779    706,280         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     14.345     13.393     13.383     12.782     10.290     12.500         --         --         --
Value at End of Year           --     14.234     14.345     13.393     13.383     12.782     10.290         --         --         --
No. of Units                   --     72,916     82,438     96,663    112,715     76,167     11,199         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     14.312     13.369     13.365     12.772     10.287     12.500         --         --         --
Value at End of Year           --     14.194     14.312     13.369     13.365     12.772     10.287         --         --         --
No. of Units                   --    101,424    131,998    171,494    159,040    169,442    134,049         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     16.612     15.541     15.560     14.892     12.500         --         --         --         --
Value at End of Year           --     16.451     16.612     15.541     15.560     14.892         --         --         --         --
No. of Units                   --      7,559      8,319      8,531     12,883      9,431         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year         --     13.004     12.972     12.500         --         --         --         --         --         --
Value at End of Year           --     13.268     13.004     12.972         --         --         --         --         --         --
No. of Units                   --    278,122    368,086    386,239         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --     12.987     12.962     12.500         --         --         --         --         --         --
Value at End of Year           --     13.243     12.987     12.962         --         --         --         --         --         --
No. of Units                   --    210,919    271,450    360,752         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     13.171     10.213     12.929     12.500         --         --         --         --         --         --
Value at End of Year        6.321     13.171     10.213     12.929         --         --         --         --         --         --
No. of Units                  186     15,063     23,480     37,050         --         --         --         --         --         --
No. of Units                   --        186         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --     12.918     12.919     12.500         --         --         --         --         --         --
Value at End of Year           --     13.147     12.918     12.919         --         --         --         --         --         --
No. of Units                   --    119,959    140,353    171,799         --         --         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         --     12.978     12.986     13.075     12.500         --         --         --         --         --
Value at End of Year           --     13.223     12.978     12.986     13.075         --         --         --         --         --
No. of Units                   --    100,835    151,839    210,275     40,809         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     12.961     12.975     13.071     12.500         --         --         --         --         --
Value at End of Year           --     13.199     12.961     12.975     13.071         --         --         --         --         --
No. of Units                   --    210,551    239,748    285,680        287         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     12.909     12.943     13.058     12.500         --         --         --         --         --
Value at End of Year           --     13.127     12.909     12.943     13.058         --         --         --         --         --
No. of Units                   --     30,470     31,853     39,122     16,256         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     12.892     12.932     13.054     12.500         --         --         --         --         --
Value at End of Year           --     13.103     12.892     12.932     13.054         --         --         --         --         --
No. of Units                   --     35,144     52,910     58,857      3,419         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     12.841     12.900     13.041     12.500         --         --         --         --         --
Value at End of Year           --     13.031     12.841     12.900     13.041         --         --         --         --         --
No. of Units                   --      6,361      6,605      6,543      4,534         --         --         --         --         --
U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     17.380     17.114     16.650     16.647     16.433     16.405     15.428     14.641     13.411     13.652
Value at End of Year       16.871     17.380     17.114     16.650     16.647     16.433     16.405     15.428     14.641     13.411
No. of Units            1,213,768  1,660,614  1,743,448  2,193,230  2,972,866  3,633,103  5,655,001  3,925,938  2,104,301  1,669,225
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     14.720     14.502     14.116     14.120     13.946     13.929     13.106     12.500         --         --
Value at End of Year       14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106         --         --
No. of Units              621,948    652,116    663,514    855,485  1,040,261  1,296,094  1,797,354    311,783         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     15.448     15.242     14.859     14.886     14.724     14.729     13.879     13.198     12.500         --
Value at End of Year       14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879     13.198         --
No. of Units              231,035    153,660    190,542    237,617    284,887    455,937    748,051    394,635     71,598         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     14.517     14.331     13.977     14.009     13.864     13.876     13.082     12.500         --         --
Value at End of Year       14.057     14.517     14.331     13.977     14.009     13.864     13.876     13.082         --         --
No. of Units              213,535    199,923    228,728    313,995    421,620    893,046  1,241,175    573,571         --         --
U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     13.777     13.596     13.252     13.266     13.120     13.116     12.500         --         --         --
Value at End of Year       13.342     13.777     13.596     13.252     13.266     13.120     13.116         --         --         --
No. of Units              938,651    967,862  1,131,909  1,360,290  1,720,836  1,594,705  1,388,586         --         --         --
No. of Units                3,313         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.739     13.564     13.228     13.248     13.109     13.112     12.500         --         --         --
Value at End of Year       13.298     13.739     13.564     13.228     13.248     13.109     13.112         --         --         --
No. of Units              441,713    631,024    563,969    655,975    887,680  1,178,998  1,823,818         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.623     13.470     13.156     13.196     13.077     13.099     12.500         --         --         --
Value at End of Year       13.166     13.623     13.470     13.156     13.196     13.077     13.099         --         --         --
No. of Units              124,825     72,973     59,377     74,149     74,867     82,366    116,017         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.585     13.439     13.132     13.179     13.066     13.095     12.500         --         --         --
Value at End of Year       13.123     13.585     13.439     13.132     13.179     13.066     13.095         --         --         --
No. of Units              184,146    149,284    110,981    132,850    248,019    424,130    503,856         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.809     12.690     12.419     12.482     12.394     12.500         --         --         --         --
Value at End of Year       12.354     12.809     12.690     12.419     12.482     12.394         --         --         --         --
No. of Units                2,889      2,181      1,978     10,443     11,403      2,770         --         --         --         --
U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.021     13.869     12.867     12.500         --         --         --         --         --         --
Value at End of Year       10.899     14.021     13.869     12.867         --         --         --         --         --         --
No. of Units               30,675     18,916     19,105      4,834         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.003     13.857     12.863     12.500         --         --         --         --         --         --
Value at End of Year       10.879     14.003     13.857     12.863         --         --         --         --         --         --
No. of Units               23,521     22,727     23,999     29,600         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.947     13.823     12.850     12.500         --         --         --         --         --         --
Value at End of Year       10.819     13.947     13.823     12.850         --         --         --         --         --         --
No. of Units                6,959      6,439      8,796      3,096         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.928     13.811     12.846     12.500         --         --         --         --         --         --
Value at End of Year       10.799     13.928     13.811     12.846         --         --         --         --         --         --
No. of Units                  232        959        125        594         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     13.777     12.833     12.500         --         --         --         --         --         --
Value at End of Year           --     13.873     13.777     12.833         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     14.719     15.001     13.768     13.213     12.268      9.090     12.341     12.862     12.709     12.500
Value at End of Year        8.856     14.719     15.001     13.768     13.213     12.268      9.090     12.341     12.862     12.709
No. of Units            2,405,748  3,212,916  4,013,012  5,077,302  6,277,196  5,308,573  6,231,732  6,796,334  6,201,105  3,259,258
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.688     13.958     12.816     12.307     11.432      8.475     11.511     12.500         --         --
Value at End of Year        8.232     13.688     13.958     12.816     12.307     11.432      8.475     11.511         --         --
No. of Units              713,140    883,691  1,043,569  1,325,566  1,433,715  1,223,127  1,306,256    543,393         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     14.068     14.367     13.212     12.705     11.820      8.776     11.938     12.467     12.500         --
Value at End of Year        8.447     14.068     14.367     13.212     12.705     11.820      8.776     11.938     12.467         --
No. of Units              290,695    371,368    486,093    629,766    784,268    706,408    763,615    851,029    417,203         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.500     13.793     12.691     12.210     11.365      8.443     11.490     12.500         --         --
Value at End of Year        8.102     13.500     13.793     12.691     12.210     11.365      8.443     11.490         --         --
No. of Units              331,455    384,557    560,751    684,361    849,578    886,939    970,148    839,168         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     15.879     16.212     14.920     14.331     13.340      9.912     12.500         --         --         --
Value at End of Year        9.536     15.879     16.212     14.920     14.331     13.340      9.912         --         --         --
No. of Units              360,880    420,757    748,540    832,991    930,750    744,065    611,671         --         --         --
No. of Units                3,987        310         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.834     16.175     14.893     14.313     13.329      9.909     12.500         --         --         --
Value at End of Year        9.505     15.834     16.175     14.893     14.313     13.329      9.909         --         --         --
No. of Units              385,879    442,274    572,165    866,461    885,959    935,324    638,340         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.701     16.063     14.812     14.256     13.297      9.900     12.500         --         --         --
Value at End of Year        9.410     15.701     16.063     14.812     14.256     13.297      9.900         --         --         --
No. of Units               94,551    103,230    110,459    128,668    114,004     40,698     14,742         --         --         --
No. of Units                  474         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.657     16.026     14.785     14.237     13.286      9.897     12.500         --         --         --
Value at End of Year        9.379     15.657     16.026     14.785     14.237     13.286      9.897         --         --         --
No. of Units               71,541     86,254    142,647    154,702    169,329    141,303    192,924         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     17.951     18.402     17.003     16.397     15.324     12.500         --         --         --         --
Value at End of Year       10.737     17.951     18.402     17.003     16.397     15.324         --         --         --         --
No. of Units                6,995      8,943      9,817      9,714     13,240      2,638         --         --         --         --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     21.876     17.440     13.520     11.753      9.223      6.963      9.250     12.500         --         --
Value at End of Year       13.214     21.876     17.440     13.520     11.753      9.223      6.963      9.250         --         --
No. of Units              319,144    496,173    672,686    673,118    602,858    438,317    323,742    244,505         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     21.803     17.391     13.488     11.732      9.211      6.957      9.247     12.500         --         --
Value at End of Year       13.164     21.803     17.391     13.488     11.732      9.211      6.957      9.247         --         --
No. of Units              215,400    287,954    303,781    380,225    352,997    309,136    253,695     75,795         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     21.586     17.243     13.394     11.667      9.174      6.940      9.238     12.500         --         --
Value at End of Year       13.013     21.586     17.243     13.394     11.667      9.174      6.940      9.238         --         --
No. of Units               50,900     76,070     72,448    104,401     75,469     71,484     51,860     28,561         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     21.514     17.195     13.363     11.646      9.162      6.934      9.234     12.500         --         --
Value at End of Year       12.963     21.514     17.195     13.363     11.646      9.162      6.934      9.234         --         --
No. of Units               95,944    197,159    139,111    158,378    154,895    162,297    158,320    138,460         --         --
UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     33.831     27.035     20.996     18.294     14.377     10.876     12.500         --         --         --
Value at End of Year       20.407     33.831     27.035     20.996     18.294     14.377     10.876         --         --         --
No. of Units              151,584    281,911    290,775    276,422    205,928    124,556     89,246         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     33.736     26.973     20.958     18.270     14.366     10.873     12.500         --         --         --
Value at End of Year       20.339     33.736     26.973     20.958     18.270     14.366     10.873         --         --         --
No. of Units               96,747    139,031    194,791    198,667    172,641    172,784    120,363         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     33.452     26.786     20.844     18.198     14.330     10.862     12.500         --         --         --
Value at End of Year       20.138     33.452     26.786     20.844     18.198     14.330     10.862         --         --         --
No. of Units               27,101     48,246     50,023     47,774     20,967     12,183      2,077         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     33.358     26.724     20.806     18.174     14.319     10.859     12.500         --         --         --
Value at End of Year       20.071     33.358     26.724     20.806     18.174     14.319     10.859         --         --         --
No. of Units               49,536     57,785     53,344     66,085     40,364     34,793     49,696         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     34.806     27.926     21.774     19.048     15.030     12.500         --         --         --         --
Value at End of Year       20.910     34.806     27.926     21.774     19.048     15.030         --         --         --         --
No. of Units                2,728     10,122      9,201      9,416      7,542        298         --         --         --         --
VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     23.842     22.378     18.775     16.940     14.938     10.934     14.385     14.128     11.518     12.034
Value at End of Year       13.880     23.842     22.378     18.775     16.940     14.938     10.934     14.385     14.128     11.518
No. of Units              911,633  1,341,710  1,670,895  1,866,381  2,569,239  2,675,854  3,536,006  4,020,292  2,384,540  1,929,431
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     20.263     19.028     15.973     14.419     12.721      9.316     12.262     12.500         --         --
Value at End of Year       11.790     20.263     19.028     15.973     14.419     12.721      9.316     12.262         --         --
No. of Units              452,634    525,740    635,082    806,639    820,056    830,260    915,180    524,403         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     25.882     24.341     20.463     18.500     16.347     11.988     15.804     15.553     12.500         --
Value at End of Year       15.037     25.882     24.341     20.463     18.500     16.347     11.988     15.804     15.553         --
No. of Units               83,364    120,732    146,528    156,360    269,565    283,567    391,865    495,674    124,861         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     19.985     18.805     15.816     14.306     12.647      9.280     12.240     12.500         --         --
Value at End of Year       11.605     19.985     18.805     15.816     14.306     12.647      9.280     12.240         --         --
No. of Units              173,709    213,421    248,903    271,244    337,831    337,417    381,068    365,986         --         --
VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     20.559     19.334     16.255     14.693     12.973      9.506     12.500         --         --         --
Value at End of Year       11.951     20.559     19.334     16.255     14.693     12.973      9.506         --         --         --
No. of Units              219,930    328,284    321,546    274,214    333,067    196,588    134,449         --         --         --
No. of Units                3,548        238         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     20.501     19.290     16.226     14.674     12.962      9.503     12.500         --         --         --
Value at End of Year       11.911     20.501     19.290     16.226     14.674     12.962      9.503         --         --         --
No. of Units              183,106    218,483    367,536    366,147    468,418    416,769    424,623         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     20.329     19.156     16.137     14.616     12.930      9.494     12.500         --         --         --
Value at End of Year       11.793     20.329     19.156     16.137     14.616     12.930      9.494         --         --         --
No. of Units               51,804     69,243     52,155     31,701     54,054     17,188      3,602         --         --         --
No. of Units                   93         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     20.271     19.112     16.108     14.597     12.920      9.491     12.500         --         --         --
Value at End of Year       11.754     20.271     19.112     16.108     14.597     12.920      9.491         --         --         --
No. of Units               46,724     43,021     45,698     44,838     48,518     67,228     29,501         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     25.504     24.082     20.327     18.447     16.352     12.500         --         --         --         --
Value at End of Year       14.766     25.504     24.082     20.327     18.447     16.352         --         --         --         --
No. of Units                2,810      3,253      3,310      2,937      1,178        621         --         --         --         --

                                             Statement of Additional Information
                                                               dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:

                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                John Hancock AnnuityNote A Share Variable Annuity
                  John Hancock AnnuityNote NAV Variable Annuity
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Annuities Service Center
164 Corporate Drive
Portsmouth, NH 03801-6815
(617) 663-3000 or (800) 344-1029

Mailing Address
Post Office Box 9505
Portsmouth, NH 03802-9505
www.jhannuities.com

JHUSA SEP ACCT H SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................................     1
ACCUMULATION UNIT VALUE TABLES............................................     1
SERVICES..................................................................     1
      Independent Registered Public Accounting Firm.......................     1
      Servicing Agent.....................................................     1
      Principal Underwriter...............................................     1
      Special Compensation and Reimbursement Arrangements.................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES................     5
QUALIFIED PLAN TYPES......................................................     6
LEGAL AND REGULATORY MATTERS..............................................    10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research

                                   DISTRIBUTOR

                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC
                          Prime Capital Services, Inc.
                                ProEquities, Inc.

                                   DISTRIBUTOR

                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                         Walnut Street Securities, Inc.


                    Wells Fargo Financial Advisors, LLC (ISG)



                    Wells Fargo Financial Advisors, LLC (PCG)



                       Wells Fargo Financial Network, LLC


                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

        STATE                  TYPE OF JURISDICTION                             RELATED RULE
        -----          -----------------------------------   --------------------------------------------------
     California               Domestic Partnership
     Connecticut                  Civil Union,
                                Same-Sex Marriage
District of Columbia          Domestic Partnership
       Hawaii          Reciprocal Beneficiary Relationship
        Iowa                    Same-Sex Marriage
        Maine                 Domestic Partnerships
      Maryland                Domestic Partnership
    Massachusetts               Same-Sex Marriage
    New Hampshire                  Civil Union
     New Jersey                   Civil Union,               Also recognizes spouses of same-sex marriages who
                              Domestic Partnership           were married in another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island                       --                    Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Vermont                  Same-Sex Marriage
     Washington               Domestic Partnership

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later,


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retires. In the case of an employee who is a 5 percent Owner as defined in Code
Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.


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                    APPENDIX A: Audited Financial Statements


                                       A-1